UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 9/30/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

	Shares	Value
Common Stocks—100.4%

Consumer Discretionary—22.5%

Auto Components—1.7%
Delphi Automotive plc	117,920	$6,888,886

TRW Automotive Holdings Corp.[1]	66,290	4,727,140

		11,616,026

Distributors—1.4%
LKQ Corp.[1]	300,480	9,573,293

Hotels, Restaurants & Leisure—2.8%
Chipotle Mexican Grill, Inc., Cl. A1	8,100	3,472,470

Domino’s Pizza, Inc.	51,010	3,466,130

Dunkin’ Brands Group, Inc.	152,950	6,922,517

Wynn Resorts Ltd.	33,280	5,258,573

		19,119,690

Household Durables—1.8%
Harman International
Industries, Inc.	119,430	7,909,849

Whirlpool Corp.	26,380	3,863,087

		11,772,936

Internet & Catalog Retail—1.4%
HomeAway, Inc.[1]	51,660	1,446,480

Netflix, Inc.[1]	10,750	3,324,008

TripAdvisor, Inc.[1]	64,630	4,901,539

		9,672,027

Leisure Equipment & Products—1.1%
Polaris Industries, Inc.	58,980	7,619,036

Media—2.8%
AMC Networks, Inc., Cl. A1	96,620	6,616,538

Lions Gate Entertainment Corp.[1]	248,370	8,705,369

Sinclair Broadcast Group, Inc., Cl. A	96,710	3,241,719

		18,563,626

Specialty Retail—6.3%
Conn’s, Inc.[1]	39,128	1,957,965

GNC Holdings, Inc., Cl. A	106,080	5,795,150

Lumber Liquidators Holdings, Inc.[1]	39,400	4,202,010

O’Reilly Automotive, Inc.[1]	50,990	6,505,814

Restoration Hardware Holdings, Inc.[1]	56,000	3,547,600

Tractor Supply Co.	207,120	13,912,250

Ulta Salon, Cosmetics &
Fragrance, Inc.[1]	47,650	5,692,269

		41,613,058

	Shares	Value

Textiles, Apparel & Luxury Goods—3.2%
Michael Kors Holdings Ltd.[1]	114,270	$8,515,400

PVH Corp.	20,250	2,403,473

Under Armour, Inc., Cl. A1	122,870	9,762,022

		20,680,895

Consumer Staples—4.8%

Beverages—0.5%
Constellation Brands, Inc., Cl. A1	62,730	3,600,702

Food & Staples Retailing—2.0%
Sprouts Farmers Market, Inc.[1]	61,160	2,714,892

Whole Foods. Market, Inc.	182,050	10,649,925

		13,364,817

Food Products—1.0%
Green Mountain Coffee Roasters, Inc.[1]	40,740	3,068,944

Hormel Foods Corp.	73,550	3,097,926

		6,166,870

Personal Products—1.3%
Estee Lauder Cos., Inc. (The), Cl. A	47,780	3,339,822

Nu Skin Enterprises, Inc., Cl. A	55,768	5,339,228

		8,679,050

Energy—6.6%

Energy Equipment &Services—2.9%
Atwood Oceanics, Inc.[1]	55,380	3,048,115

Dril-Quip, Inc.[1]	51,960	5,962,410

Oceaneering International, Inc.	125,960	10,232,990

		19,243,515

Oil, Gas & Consumable Fuels—3.7%
Cabot Oil & Gas Corp.	141,870	5,294,588

Concho Resources, Inc.[1]	34,770	3,783,324

Gulfport Energy Corp.[1]	83,500	5,372,390

Oasis Petroleum, Inc.[1]	199,580	9,805,365

		24,255,667

Financials—6.5%

Capital Markets—2.6%
Affiliated Managers Group, Inc.[1]	63,470	11,592,161

Financial Engines, Inc.	103,820	6,171,061

		17,763,222

Commercial Banks—2.9%
First Republic Bank	127,880	5,963,044

Signature Bank[1]	89,310	8,173,651

1    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks (Continued)
SVB Financial Group[1]	60,280	$5,206,384

		19,343,079

Consumer Finance—0.6%
Portfolio Recovery Associates, Inc.[1]	69,460	4,163,432

Insurance—0.4%
ProAssurance Corp.	56,400	2,541,384

Health Care—12.8%

Biotechnology—1.8%
Alexion Pharmaceuticals, Inc.[1]	42,210	4,903,114

BioMarin Pharmaceutical, Inc.[1]	58,100	4,195,982

Incyte Corp.[1]	92,330	3,522,390

		12,621,486

Health Care Equipment & Supplies—1.8%
Cooper Cos., Inc. (The)	91,080	11,812,165

Health Care Providers & Services—4.1%
AmerisourceBergen Corp., Cl. A	83,450	5,098,795

Centene Corp.[1]	109,810	7,023,448

Envision Healthcare Holdings, Inc.[1]	126,540	3,293,836

Premier, Inc., Cl. A1	41,030	1,300,651

Team Health Holdings, Inc.[1]	114,050	4,327,057

Universal Health Services, Inc., Cl. B	90,460	6,783,595

		27,827,382

Health Care Technology—1.9%
athenahealth, Inc.[1]	29,640	3,217,718

Cerner Corp.[1]	172,240	9,051,212

		12,268,930

Life Sciences Tools & Services—1.5%
Covance, Inc.[1]	60,630	5,242,070

Illumina, Inc.[1]	61,140	4,941,946

		10,184,016

Pharmaceuticals—1.7%
Actavis, Inc.[1]	79,350	11,426,400

Industrials—18.0%

Aerospace & Defense—3.3%
B/E Aerospace, Inc.[1]	131,266	9,690,056

Hexcel Corp.[1]	238,650	9,259,620

TransDigm Group, Inc.	24,600	3,412,020

		22,361,696

Airlines—0.5%
Copa Holdings SA, Cl. A	23,280	3,228,238

Building Products—2.2%
A.O. Smith Corp.	183,650	8,300,980

	Shares	Value

Building Products (Continued)
Fortune Brands Home & Security, Inc.	157,430	$6,553,811

		14,854,791

Commercial Services & Supplies—0.9%
Stericycle, Inc.[1]	49,470	5,708,838

Electrical Equipment—2.6%
Acuity Brands, Inc.	54,910	5,052,818

AMETEK, Inc.	166,052	7,641,713

Roper Industries, Inc.	37,330	4,960,037

		17,654,568

Machinery—5.6%
Chart Industries, Inc.[1]	41,330	5,085,243

Graco, Inc.	53,760	3,981,466

Middleby Corp.[1]	33,260	6,948,347

Pentair Ltd.	78,980	5,128,961

WABCO Holdings, Inc.[1]	80,220	6,759,337

Wabtec Corp.	147,440	9,269,553

		37,172,907

Road & Rail—1.8%
Kansas City Southern	112,460	12,298,626

Trading Companies & Distributors—1.1%
United Rentals, Inc.[1]	123,660	7,208,141

Information Technology—24.6%

Computers & Peripherals—1.1%
Stratasys Ltd.[1]	70,200	7,108,452

Internet Software & Services—7.0%
Cornerstone OnDemand, Inc.[1]	112,750	5,799,860

CoStar Group, Inc.[1]	67,490	11,331,571

LinkedIn Corp., Cl. A1	63,370	15,592,822

MercadoLibre, Inc.	26,110	3,522,500

Pandora Media, Inc.[1]	135,830	3,413,408

Yelp, Inc.[1]	61,400	4,063,452

Zillow, Inc., Cl. A1	42,930	3,622,004

		47,345,617

IT Services—3.6%
Alliance Data Systems Corp.[1]	41,420	8,759,087

FleetCor Technologies, Inc.[1]	65,300	7,193,448

Gartner, Inc.[1]	60,740	3,644,400

MAXIMUS, Inc.	99,910	4,499,946

		24,096,881

Semiconductors & Semiconductor Equipment—2.3%
Cavium, Inc.[1]	128,030	5,274,836

Microchip Technology, Inc.	84,060	3,386,777

Xilinx, Inc.	137,080	6,423,569

		15,085,182

2    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Software—10.6%
Aspen Technology, Inc.[1]	206,320	$7,128,356

CommVault Systems, Inc.[1]	101,660	8,928,798

Concur Technologies, Inc.[1]	82,838	9,153,599

FireEye, Inc.[1]	6,950	288,634

Guidewire Software, Inc.[1]	76,380	3,598,262

Informatica Corp.[1]	89,920	3,504,182

NetSuite, Inc.[1]	108,847	11,748,945

ServiceNow, Inc.[1]	149,920	7,788,344

Splunk, Inc.[1]	124,940	7,501,398

Tableau Software, Inc., Cl. A1	26,010	1,852,952

Ultimate Software Group,
Inc. (The)[1]	56,320	8,301,568

Workday, Inc., Cl. A1	14,150	1,145,160

		70,940,198

Materials—3.1%
Chemicals—1.5%
Sherwin-Williams Co. (The)	20,390	3,714,650

Westlake Chemical Corp.	57,040	5,969,807

		9,684,457

	Shares	Value

Construction Materials—0.8%
Eagle Materials, Inc.	71,450	$ 5,183,698

Containers & Packaging—0.8%
Rock-Tenn Co., Cl. A	55,460	5,616,434

Telecommunication Services—1.5%

Wireless Telecommunication Services—1.5%
SBA Communications Corp., Cl. A1	127,480	10,257,041

Total Common Stocks
(Cost $443,589,529)		671,298,469

Investment Company—0.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3]
(Cost $5,174,143)	5,174,143	5,174,143

Total Investments, at Value
(Cost $448,763,672)	101.2%	676,472,612

Liabilities in Excess of
Other Assets	(1.2)	(8,321,016)

Net Assets	100.0%	$ 668,151,596

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2012	Additions	Reductions	September 30, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	11,313,011	192,957,579	199,096,447	5,174,143

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$5,174,143	$7,610

3. Rate shown is the 7-day yield as of September 30, 2013.

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

The Fund changed its name to Oppenheimer Discovery Mid Cap Growth Fund/VA from Oppenheimer Small- & Mid-Cap Growth Fund/VA.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

      The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

      The following methodologies are used to determine the market value or the fair value of the types of securities described below:

      Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales

4      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and

5    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

6    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$150,230,587	$—	$—	$150,230,587
Consumer Staples	31,811,439	—	—	31,811,439
Energy	43,499,182	—	—	43,499,182
Financials	43,811,117	—	—	43,811,117
Health Care	86,140,379	—	—	86,140,379
Industrials	120,487,805	—	—	120,487,805
Information Technology	164,576,330	—	—	164,576,330
Materials	20,484,589	—	—	20,484,589
Telecommunication Services	10,257,041	—	—	10,257,041
Investment Company	5,174,143	—	—	5,174,143

Total Assets	$676,472,612	$—	$—	$676,472,612

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Total federal tax cost	$449,001,032

Gross unrealized appreciation	$228,322,008
Gross unrealized depreciation	(850,428)

Net unrealized appreciation	$227,471,580

7    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

	Shares	Value

Common Stocks—33.8%

Consumer Discretionary—4.2%

Auto Components—0.3%
Dana Holding Corp.	34,260	$782,498

Automobiles—0.3%
Ford Motor Co.	58,100	980,147

Diversified Consumer Services—0.4%
LifeLock, Inc.[1]	69,290	1,027,571

Household Durables—0.3%
Toll Brothers, Inc.[1]	22,620	733,567

Media—0.7%
Time Warner, Inc.	30,000	1,974,300

Specialty Retail—1.7%
AutoZone, Inc.[1]	3,830	1,619,056

Pier 1 Imports, Inc.	44,920	876,838

Ross Stores, Inc.	15,680	1,141,504

Signet Jewelers Ltd.	15,200	1,089,080

		4,726,478

Textiles, Apparel & Luxury Goods—0.5%
PVH Corp.	12,800	1,519,232

Consumer Staples—3.2%

Food Products—1.4%
Flowers Foods, Inc.	87,405	1,873,963

Mondelez International, Inc., Cl. A	65,210	2,048,898

		3,922,861

Household Products—0.8%
Henkel AG & Co. KGaA	13,182	1,167,454

Henkel AG & Co. KGaA, Preference	11,062	1,139,796

		2,307,250

Personal Products—0.2%
Nu Skin Enterprises, Inc., Cl. A	5,600	536,144

Tobacco—0.8%
Philip Morris International, Inc.	26,860	2,325,807

Energy—3.5%

Energy Equipment & Services—0.7%
National Oilwell Varco, Inc.	25,060	1,957,437

Oil, Gas & Consumable Fuels—2.8%
Chevron Corp.	20,580	2,500,470

EPL Oil & Gas, Inc.[1]	15,430	572,607

Noble Energy, Inc.	30,310	2,031,073

PAA Natural Gas Storage LP	22,680	528,217

QEP Resources, Inc.	50,480	1,397,791

Western Refining, Inc.	32,960	990,118

		8,020,276

	Shares	Value

Financials—6.2%

Capital Markets—0.5%
Financial Engines, Inc.	10,520	$625,309

WisdomTree Investments, Inc.[1]	82,900	962,469

		1,587,778

Commercial Banks—0.9%
CIT Group, Inc.[1]	42,270	2,061,508

Webster Financial Corp.	18,620	475,369

		2,536,877

Consumer Finance—0.8%
Discover Financial Services	46,880	2,369,315

Diversified Financial Services—1.5%
Citigroup, Inc.	44,040	2,136,380

JPMorgan Chase & Co.	42,150	2,178,734

		4,315,114

Insurance—1.2%
American International Group, Inc.	24,960	1,213,805

Fidelity National Financial, Inc., Cl. A	38,610	1,027,026

Lincoln National Corp.	28,040	1,177,400

		3,418,231

Real Estate Investment Trusts (REITs)—0.6%
Apollo Commercial Real Estate
Finance, Inc.	58,470	892,837

Digital Realty Trust, Inc.	14,740	782,694

		1,675,531

Thrifts & Mortgage Finance—0.7%
Home Loan Servicing Solutions Ltd.	34,140	751,421

Ocwen Financial Corp.[1]	20,980	1,170,055

		1,921,476

Health Care—4.4%

Biotechnology—0.7%
Celldex Therapeutics, Inc.[1]	8,130	288,046

Gilead Sciences, Inc.[1]	18,060	1,134,890

Medivation, Inc.[1]	9,820	588,611

		2,011,547

Health Care Equipment & Supplies—0.4%
Covidien plc	18,080	1,101,795

Health Care Providers & Services—0.6%
Omnicare, Inc.	11,890	659,895

Team Health Holdings, Inc.[1]	11,480	435,551

Universal Health Services, Inc., Cl. B	11,300	847,387

		1,942,833

1       OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Pharmaceuticals—2.7%
AbbVie, Inc.	22,790	$1,019,397

Actavis, Inc.[1]	14,180	2,041,920

Allergan, Inc.	9,880	893,646

Bristol-Myers Squibb Co.	10,100	467,428

Pfizer, Inc.	73,565	2,112,051

Santarus, Inc.[1]	22,020	496,991

Zoetis, Inc.	15,986	497,484

		7,528,917

Industrials—4.4%

Air Freight & Couriers—0.4%
United Parcel Service, Inc., Cl. B	11,530	1,053,496

Commercial Services & Supplies—1.1%
ADT Corp. (The)	12,640	513,942

Mobile Mini, Inc.[1]	24,280	826,977

Tyco International Ltd.	48,080	1,681,838

		3,022,757

Construction & Engineering—0.5%
AECOM Technology Corp.[1]	15,730	491,877

KBR, Inc.	23,930	781,075

		1,272,952

Machinery—0.8%
AGCO Corp.	13,030	787,273

Greenbrier Cos., Inc.[1]	34,750	859,368

Joy Global, Inc.	13,520	690,061

		2,336,702

Professional Services—0.9%
Robert Half International, Inc.	31,440	1,227,103

Towers Watson & Co., Cl. A	14,190	1,517,762

		2,744,865

Road & Rail—0.7%
Canadian National Railway Co.	20,580	2,086,195

Information Technology—6.1%

Communications Equipment—0.9%
Finisar Corp.[1]	22,460	508,270

QUALCOMM, Inc.	30,730	2,069,973

		2,578,243

Computers & Peripherals—1.2%
Apple, Inc.	5,070	2,417,123

Western Digital Corp.	19,050	1,207,770

		3,624,893

Internet Software & Services—1.9%
eBay, Inc.[1]	39,020	2,176,926

Facebook, Inc., Cl. A1	22,890	1,149,994

Google, Inc., Cl. A1	2,230	1,953,279

		5,280,199

	Shares	Value

IT Services—0.3%
International Business Machines Corp.	4,240	$785,163

Semiconductors & Semiconductor Equipment—0.5%
Cavium, Inc.[1]	13,400	552,080

Skyworks Solutions, Inc.[1]	29,270	727,067

		1,279,147

Software—1.3%
FireEye, Inc.[1]	340	14,120

Fortinet, Inc.[1]	36,330	736,046

Guidewire Software, Inc.[1]	11,170	526,219

Infoblox, Inc.[1]	5,960	249,247

Microsoft Corp.	23,710	789,780

ServiceNow, Inc.[1]	11,050	574,048

Splunk, Inc.[1]	10,000	600,400

		3,489,860

Materials—1.5%

Chemicals—0.4%
Air Products & Chemicals, Inc.	3,940	419,886

W.R. Grace & Co.[1]	8,680	758,632

		1,178,518

Construction Materials—0.3%
Vulcan Materials Co.	15,860	821,707

Containers & Packaging—0.3%
Packaging Corp. of America	14,210	811,249

Metals & Mining—0.3%
Kaiser Aluminum Corp.	11,080	789,450

Paper & Forest Products—0.2%
P.H. Glatfelter Co.	18,750	507,563

Telecommunication Services—0.0%

Diversified Telecommunication Services—0.0%
ORBCOMM, Inc.[1]	375	1,976

Utilities—0.3%

Electric Utilities—0.3%
Exelon Corp.	32,660	968,042

Total Common Stocks (Cost $86,508,568)		95,855,959

	Principal Amount

Asset-Backed Securities—9.7%

Ally Auto Receivables Trust,
Series 2012-A,
Cl. D, 3.15%, 10/15/18[2]	$500,000	519,531

American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[3]	145,721	146,096

2       OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

Asset-Backed Securities Continued

American Credit Acceptance Receivables Trust: Continued
Series 2012-3, Cl. A, 1.64%, 11/15/16[3]	$67,541	$67,502
Series 2012-3, Cl. C, 2.78%, 9/17/18[3]	955,000	953,523
Series 2013-2, Cl. B, 2.84%, 5/15/19[3]	443,000	444,124

AmeriCredit Automobile Receivables Trust:
Series 2010-1, Cl. D, 6.65%,
7/17/17	210,000	217,915
Series 2010-2, Cl. C, 4.52%,
10/8/15	208,449	210,739
Series 2010-2, Cl. D, 6.24%,
6/8/16	40,000	41,774
Series 2011-1, Cl. D, 4.26%,
2/8/17	90,000	93,855
Series 2011-2, Cl. D, 4.00%,
5/8/17	300,000	311,320
Series 2011-4, Cl. D, 4.08%,
9/8/17	500,000	520,125
Series 2011-5, Cl. D, 5.05%,
12/8/17	305,000	326,953
Series 2012-2, Cl. D, 3.38%,
4/9/18	455,000	467,087
Series 2012-4, Cl. D, 2.68%,
10/9/18	70,000	70,149
Series 2012-5, Cl. C, 1.69%,
11/8/18	165,000	164,011
Series 2012-5, Cl. D, 2.35%,
12/10/18	925,000	919,937
Series 2013-1, Cl. C, 1.57%,
1/8/19	725,000	709,991
Series 2013-1, Cl. D, 2.09%,
2/8/19	195,000	190,159
Series 2013-2, Cl. D, 2.42%,
5/8/19	310,000	303,853
Series 2013-3, Cl. D, 3.00%,
7/8/19	330,000	328,323

Capital Auto Receivables Asset
Trust, Series
2013-1, Cl. D, 2.19%,
9/20/21	125,000	122,280

Centre Point Funding LLC,
Series 2010-1A,
Cl. 1, 5.43%, 7/20/16[3]	42,598	44,238

CFC LLC, Series
2013-1A, Cl. A, 1.65%,
7/17/17[3]	155,782	155,426

CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%,
9/16/19[3]	234,109	236,984

	Principal Amount	Value

Asset-Backed Securities Continued

CPS Auto Receivables Trust: Continued
Series 2012-C, Cl. A, 1.82%,
12/16/19[3]	$81,283	$81,744

Credit Acceptance Auto Loan Trust:
Series 2012-1A, Cl. A, 2.20%,
9/16/19[3]	175,000	176,674
Series 2012-2A, Cl. A, 1.52%,
3/16/20[3]	950,000	953,212
Series 2012-2A, Cl. B, 2.21%,
9/15/20[3]	50,000	50,272
Series 2013-1A, Cl. B, 1.83%,
4/15/21[3]	165,000	163,797

DT Auto Owner Trust:
Series 2011-1A, Cl. C, 3.05%,
8/17/15[3]	11,420	11,430
Series 2011-3A, Cl. C, 4.03%,
2/15/17[3]	299,000	300,024
Series 2012-2A, Cl. C, 2.72%,
4/17/17[3]	65,000	65,533
Series 2012-2A, Cl. D, 4.35%,
3/15/19[3]	80,000	82,608
Series 2013-1A, Cl. D, 3.74%,
5/15/20[3]	200,000	200,510
Series 2013-2A, Cl. D, 4.18%,
6/15/20[3]	505,000	505,609

Exeter Automobile Receivables Trust:
Series 2012-1A, Cl. A, 2.02%,
8/15/16[3]	423,328	424,974
Series 2012-2A, Cl. A, 1.30%,
6/15/17[3]	88,883	88,837
Series 2012-2A, Cl. B, 2.22%,
12/15/17[3]	130,000	129,028
Series 2012-2A, Cl. C, 3.06%,
7/16/18[3]	516,000	506,240
Series 2013-1A, Cl. A, 1.29%,
10/16/17[3]	323,692	323,166
Series 2013-2A, Cl. C, 4.35%,
1/15/19[3]	480,000	484,335

First Investors Auto Owner
Trust, Series 2012-1A, Cl. D,
5.65%, 4/15/18[3]	140,000	147,412

Ford Credit Auto Owner Trust,
Series 2013-A,
Cl. D, 1.86%, 8/15/19	195,000	192,750

Ford Credit Floorplan Master Owner Trust A:
Series 2012-1, Cl. A, 0.652%,
1/15/16[4]	155,000	155,111
Series 2012-2, Cl. C, 2.86%,
1/15/19	215,000	221,252
Series 2013-3, Cl. D, 1.74%,
6/15/17	175,000	175,352

3       OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

Asset-Backed Securities Continued

FRS I LLC, Series
2013-1A, Cl. A1, 1.80%,
4/15/43[3]	$74,839	$74,472

MBNA Credit Card Master Note
Trust, Series 2003-C7, Cl. C7,
1.532%, 3/15/16[4]	975,000	975,434

Prestige Auto Receivables
Trust, Series 2011-1A, Cl. D,
5.18%, 7/16/18[3]	300,000	310,818

Santander Drive Auto Receivables Trust:
Series 2010-3, Cl. C, 3.06%,
11/15/17	350,000	357,139
Series 2010-A, Cl. A3, 1.83%,
11/17/14[3]	18,970	19,006
Series 2010-B, Cl. C, 3.02%,
10/17/16[3]	215,230	217,388
Series 2011-1, Cl. D, 4.01%,
2/15/17	360,000	373,033
Series 2011-4, Cl. B, 2.90%,
5/16/16	930,000	942,192
Series 2011-S1A, Cl. D, 3.10%,
5/15/17[3]	3,404	3,407
Series 2011-S2A, Cl. D, 3.35%,
6/15/17[2]	66,480	66,766
Series 2012-1, Cl. A2, 1.25%,
4/15/15	8,523	8,529
Series 2012-2, Cl. C, 3.20%,
2/15/18	345,000	354,977
Series 2012-2, Cl. D, 3.87%,
2/15/18	375,000	386,917
Series 2012-3, Cl. C, 3.01%,
4/16/18	900,000	924,249
Series 2012-4, Cl. B, 1.83%,
3/15/17	575,000	579,746
Series 2012-4, Cl. C, 2.94%,
12/15/17	770,000	785,564
Series 2012-4, Cl. D, 3.50%,
6/15/18	495,000	506,242
Series 2012-5, Cl. C, 2.70%,
8/15/18	995,000	1,001,887
Series 2012-5, Cl. D, 3.30%,
9/17/18	540,000	549,839
Series 2012-6, Cl. D, 2.52%,
9/17/18	585,000	578,811
Series 2012-AA, Cl. D, 2.46%,
12/17/18[3]	670,000	658,199
Series 2013-1, Cl. C, 1.76%,
1/15/19	295,000	290,301
Series 2013-1, Cl. D, 2.27%,
1/15/19	155,000	151,645

	Principal Amount	Value

Asset-Backed Securities Continued

Santander Drive Auto Receivables Trust: Continued
Series 2013-2, Cl. D, 2.57%,
3/15/19	$715,000	$699,414
Series 2013-3, Cl. C, 1.81%,
4/15/19	950,000	933,965
Series 2013-3, Cl. D, 2.42%,
4/15/19	245,000	235,089
Series 2013-4, Cl. D, 3.92%,
1/15/20	130,000	131,690
Series 2013-A, Cl. C, 3.12%,
10/15/19[3]	95,000	97,764

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. A, 1.78%,
6/15/16[3]	44,723	44,848
Series 2012-1A, Cl. C, 4.38%,
6/15/17[3]	125,000	127,951
Series 2013-1A, Cl. B, 2.09%,
7/16/18[3]	90,000	89,656
Series 2013-1A, Cl. C, 3.07%,
8/15/18[3]	100,000	99,366

United Auto Credit Securitization Trust:
Series 2012-1, Cl. A2, 1.10%,
3/16/15[3]	50,578	50,575
Series 2012-1, Cl. B, 1.87%,
9/15/15[3]	170,000	169,963
Series 2012-1, Cl. C, 2.52%,
3/15/16[3]	120,000	119,934
Series 2012-1, Cl. D, 3.12%,
3/15/18[3]	605,000	604,646
Series 2013-1, Cl. B, 1.74%,
4/15/16[3]	265,000	264,583
Series 2013-1, Cl. C, 2.22%,
12/15/17[3]	170,000	169,654
Series 2013-1, Cl. D, 2.90%,
12/15/17[3]	30,000	29,939

Westlake Automobile Receivables Trust:
Series 2012-1A, Cl. A2,
1.03%, 3/15/16[3]	62,681	62,741
Series 2013-1A, Cl. A2,
1.12%, 1/15/18[3]	440,000	440,222

Total Asset-Backed Securities
(Cost $27,565,898)		27,494,326

Mortgage-Backed Obligations—35.5%

Government Agency—28.3%

FHLMC/FNMA/FHLB/Sponsored—28.3%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	76,432	80,929
5.00%, 12/1/34	5,019	5,450
5.50%, 9/1/39	821,254	899,344
6.50%, 4/1/18-4/1/34	64,905	72,987

4       OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued

Federal Home Loan Mortgage Corp. Gold Pool: Continued
7.00%, 10/1/31-10/1/37	$349,699	$381,109
8.00%, 4/1/16	15,009	15,710
9.00%, 8/1/22-5/1/25	8,529	9,569

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-
Backed Security:
Series 183, Cl. IO, 17.034%,
4/1/27[5]	139,576	20,930
Series 192, Cl. IO, 11.809%,
2/1/28[5]	36,475	7,670
Series 243, Cl. 6, 0.00%,
12/15/32[5,6]	117,682	24,492
Federal Home Loan Mortgage
Corp., Principal-Only Stripped
Mtg.-Backed Security, Series
176, Cl. PO, 0.497%, 6/1/26[7]	40,749	38,090

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2426, Cl. BG, 6.00%,
3/15/17	136,032	143,754
Series 2427, Cl. ZM, 6.50%,
3/15/32	213,139	240,630
Series 2461, Cl. PZ, 6.50%,
6/15/32	109,764	124,968
Series 2500, Cl. FD, 0.682%,
3/15/32[4]	16,139	16,236
Series 2526, Cl. FE, 0.582%,
6/15/29[4]	19,844	19,885
Series 2551, Cl. FD, 0.582%,
1/15/33[4]	12,723	12,752
Series 2626, Cl. TB, 5.00%,
6/15/33	273,002	297,454
Series 2707, Cl. QE, 4.50%,
11/15/18	714,683	753,906
Series 3025, Cl. SJ, 24.082%,
8/15/35[4]	38,430	60,213
Series 3030, Cl. FL, 0.582%,
9/15/35[4]	198,880	198,779
Series 3822, Cl. JA, 5.00%,
6/15/40	216,123	229,028
Series 3848, Cl. WL, 4.00%,
4/15/40	260,596	278,379
Series 4221, Cl. HJ, 1.50%,
7/15/23	1,334,967	1,327,517

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC,
55.399%, 3/15/29[5]	$125,393	$24,587
Series 2796, Cl. SD,
57.541%, 7/15/26[5]	175,193	31,955
Series 2802, Cl. AS, 0.00%,
4/15/33[5,6]	30,536	977
Series 2920, Cl. S, 57.388%,
1/15/35[5]	874,227	171,902
Series 2922, Cl. SE, 9.342%,
2/15/35[5]	52,635	9,242
Series 3201, Cl. SG, 7.614%,
8/15/36[5]	142,220	26,596
Series 3397, Cl. GS,
15.493%, 12/15/37[5]	60,622	10,277
Series 3424, Cl. EI, 3.136%,
4/15/38[5]	55,094	7,321
Series 3450, Cl. BI, 14.495%,
5/15/38[5]	166,988	30,182
Series 3606, Cl. SN, 6.773%,
12/15/39[5]	88,367	11,429

Federal National Mortgage Assn. Pool:
2.50%, 10/1/27[8]	2,935,000	2,952,427
3.00%, 10/1/26[8]	1,735,000	1,796,809
3.50%, 11/1/27-11/1/42[8]	35,425,000	36,665,619
4.00%, 10/1/28-10/1/42[8]	7,725,000	8,117,667
4.50%, 10/1/22-10/1/42[8]	12,804,000	13,671,515
5.00%, 10/25/38[8]	2,350,000	2,548,649
5.50%, 9/1/20	5,655	6,032
6.00%, 11/1/17-3/1/37	455,337	497,900
6.00%, 10/1/43[8]	425,000	464,910
6.50%, 5/1/17-10/1/19	114,771	122,577
7.00%, 11/1/17-10/1/35	51,052	54,833
7.50%, 1/1/33	124,307	146,015
8.50%, 7/1/32	6,624	7,729

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 24.674%,
6/1/23[5]	297,521	45,159
Series 233, Cl. 2, 42.909%,
8/1/23[5]	211,198	31,913
Series 252, Cl. 2, 42.087%,
11/1/23[5]	272,376	41,501
Series 319, Cl. 2, 6.47%,
2/1/32[5]	62,619	16,593
Series 320, Cl. 2, 10.34%,
4/1/32[5]	19,745	3,907

5       OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 321, Cl. 2, 4.973%,
4/1/32[5]	$222,969	$58,503
Series 331, Cl. 9, 0.00%,
2/1/33[5,6]	236,534	48,053
Series 334, Cl. 17, 6.601%,
2/1/33[5]	142,753	33,632
Series 339, Cl. 12, 0.00%,
6/25/33[5,6]	210,629	35,888
Series 339, Cl. 7, 0.00%,
8/1/33[5,6]	603,257	97,943
Series 343, Cl. 13, 0.00%,
9/1/33[5,6]	199,332	31,480
Series 345, Cl. 9, 0.00%,
1/1/34[5,6]	175,469	30,127
Series 351, Cl. 10, 0.00%,
4/1/34[5,6]	27,717	4,411
Series 351, Cl. 8, 0.00%,
4/1/34[5,6]	91,723	14,588
Series 356, Cl. 10, 0.00%,
6/1/35[5,6]	66,902	10,803
Series 356, Cl. 12, 0.00%, 2/1/35[5,6]	36,012	5,811
Series 362, Cl. 13, 0.00%, 8/1/35[5,6]	252,489	42,933
Series 364, Cl. 16, 0.00%, 9/1/35[5,6]	173,266	27,023

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61, Cl. PL, 6.00%, 11/25/28	95,655	107,034
Series 2003-130, Cl. CS, 13.742%, 12/25/33[4]	25,847	31,709
Series 2003-28, Cl. KG, 5.50%, 4/25/23	458,533	502,966
Series 2004-101, Cl. BG, 5.00%, 1/25/20	444,008	464,521
Series 2004-25, Cl. PC, 5.50%, 1/25/34	384,294	413,433
Series 2005-104, Cl. MC, 5.50%, 12/25/25	485,376	533,684
Series 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	284,318
Series 2005-69, Cl. LE, 5.50%, 11/25/33	12,023	12,079
Series 2005-73, Cl. DF, 0.429%, 8/25/35[4]	493,172	493,167
Series 2006-11, Cl. PS, 23.911%, 3/25/36[4]	134,727	209,123
Series 2006-46, Cl. SW, 23.543%, 6/25/36[4]	106,669	166,997

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2006-50, Cl. KS, 23.544%, 6/25/36[4]	$23,309	$36,439
Series 2007-109, Cl. NF, 0.729%, 12/25/37[4]	272,207	273,873
Series 2009-36, Cl. FA, 1.119%, 6/25/37[4]	211,075	213,109
Series 2009-37, Cl. HA, 4.00%, 4/25/19	193,270	202,130
Series 2009-70, Cl. TL, 4.00%, 8/25/19	2,081,183	2,176,668
Series 2011-15, Cl. DA, 4.00%, 3/25/41	99,837	105,664
Series 2011-3, Cl. KA, 5.00%, 4/25/40	309,021	338,883

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65, Cl. S, 30.296%, 11/25/31[5]	234,199	43,203
Series 2001-81, Cl. S, 29.803%, 1/25/32[5]	59,409	12,288
Series 2002-47, Cl. NS, 35.073%, 4/25/32[5]	169,371	32,049
Series 2002-51, Cl. S, 35.265%, 8/25/32[5]	155,523	30,911
Series 2002-52, Cl. SD, 36.803%, 9/25/32[5]	212,070	44,115
Series 2002-77, Cl. SH, 42.569%, 12/18/32[5]	94,113	19,512
Series 2002-84, Cl. SA, 36.214%, 12/25/32[5]	237,021	45,180
Series 2002-9, Cl. MS, 30.35%, 3/25/32[5]	65,593	13,473
Series 2003-33, Cl. SP, 30.56%, 5/25/33[5]	251,352	45,457
Series 2003-4, Cl. S, 32.174%, 2/25/33[5]	148,116	28,939
Series 2003-46, Cl. IH, 0.00%, 6/25/23[5,6]	538,939	72,158
Series 2004-54, Cl. DS, 41.244%, 11/25/30[5]	169,036	25,752
Series 2004-56, Cl. SE, 14.141%, 10/25/33[5]	49,744	8,388
Series 2005-12, Cl. SC, 11.056%, 3/25/35[5]	26,246	5,630
Series 2005-14, Cl. SE, 41.444%, 3/25/35[5]	83,391	14,094
Series 2005-40, Cl. SA, 49.709%, 5/25/35[5]	460,705	79,962

6       OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Continued
Series 2005-52, Cl. JH, 9.736%, 5/25/35[5]	$1,052,143	$192,555
Series 2005-93, Cl. SI, 19.788%, 10/25/35[5]	115,793	17,436
Series 2007-88, Cl. XI, 35.706%, 6/25/37[5]	327,189	43,764
Series 2008-55, Cl. SA, 16.919%, 7/25/38[5]	187,716	28,623
Series 2009-8, Cl. BS, 0.00%, 2/25/24[5,6]	84,539	7,673
Series 2012-40, Cl. PI, 3.133%, 4/25/41[5]	452,853	85,238

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 0.58%, 9/25/23[7]	108,329	105,082

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	64,866	72,174
7.50%, 1/15/23-6/15/24	51,290	56,771
8.00%, 5/15/17-4/15/23	40,502	45,447
8.50%, 8/15/17-12/15/17	10,472	11,134

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 61.421%, 2/16/32[5]	264,095	48,465
Series 2002-76, Cl. SY, 64.076%, 12/16/26[5]	584,099	113,313
Series 2007-17, Cl. AI, 17.042%, 4/16/37[5]	588,693	111,565
Series 2011-52, Cl. HS, 8.624%, 4/16/41[5]	287,147	72,108

		81,315,455

Non-Agency—7.2%

Commercial—7.2%
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.139%, 5/25/34[4]	129,852	125,076

	Principal Amount	Value

Commercial Continued

Banc of America Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2006-6, Cl. AM, 5.39%, 10/10/45	$265,000	$282,125
Series 2007-4, Cl. AM, 6.001%, 2/10/51[4]	820,000	900,437

Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	153,049	135,202
Series 2007-C, Cl. 1A4, 5.38%, 5/20/36[4]	61,794	60,280

Banc of America Mortgage Trust, Collateralized Mtg. Obligations, Series 2004-E, Cl. 2A6, 2.83%, 6/25/34[4]	166,474	165,170

Bear Stearns ARM Trust, Collateralized Mtg. Obligations, Series 2007-4, Cl. 22A1, 5.201%, 6/25/47[4]	157,058	137,931

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.289%, 7/25/36[4]	120,558	116,884

CD Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[4]	885,000	893,847

Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.336%, 12/10/49[4]	90,000	99,063
Series 20113-GCJ11, 4.459%, 4/10/23[3]	185,000	156,822

Citigroup Mortgage Loan Trust, Series 2006-AR3, Cl. 1A2A, 5.457%, 6/25/36[4]	143,674	132,985

COMM Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2012-CR4, Cl. D, 4.73%, 10/15/45[3,4]	185,000	162,817
Series 2012-CR5, Cl. E, 4.48%, 12/10/45[3,4]	225,000	194,581
Series 2013-CR7, Cl. D, 4.501%, 3/10/46[3,4]	200,000	167,103

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[3,5,6]	2,894,988	126,818

7       OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

Commercial Continued
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security: Continued
Series 2012-CR5, Cl. XA,
2.047%, 12/10/45[5]	$444,991	$49,027

Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2006-GG7, Cl. AM, 6.056%, 7/10/38[4]	190,000	208,043
Series 2007-GG11, Cl. AM, 5.867%, 12/10/49[4]	500,000	545,852
Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	615,000	650,034

Countrywide Alternative Loan Trust:
Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	598,696	515,582
Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	51,071	47,499
Series 2005-J14, Cl. A7, 5.50%, 12/25/35	99,534	86,422
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	93,178	75,780
Series 2006-J2, Cl. A7, 6.00%, 4/25/36	13,707	11,757
Series 2007-19, Cl. 1A34, 6.00%, 8/25/37	309,358	244,006

Countrywide Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.299%, 6/25/47[4]	49,617	49,541

Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	185,595	177,674
Series 2005-29, Cl. A1, 5.75%, 12/25/35	102,576	94,330
Series 2006-17, Cl. A2, 6.00%, 12/25/36	226,586	204,939
Series 2006-20, Cl. 1A17, 5.75%, 2/25/37	277,233	243,105
Series 2006-6, Cl. A3, 6.00%, 4/25/36	91,841	84,912
Series 2007-15, Cl. 1A29, 6.25%, 9/25/37	916,035	842,669
Series 2007-J3, Cl. A9, 6.00%, 7/25/37	29,183	24,135

Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	266,156	205,426

	Principal Amount	Value

Commercial Continued
Credit Suisse Commercial Mortgage Trust: Continued
Series 2007-3, Cl. 2A10,
6.00%, 4/25/37	$149,001	$129,184

Credit Suisse Commercial
Mortgage Trust, Commercial
Mtg. Pass-Through Certificates,
Series 2006-C1, Cl. AJ,
5.567%, 2/15/39[4]	208,000	224,502

Credit Suisse First Boston
Commercial Trust, Commercial
Mtg. Pass-Through Certificates,
Series
2005-C6, Cl. AJ, 5.23%,
12/15/40[4]	275,000	292,529

CWABS Asset-Backed
Certificates Trust, Series 2005-
16, Cl. 2AF2, 5.071%,
5/25/36[4]	254,482	252,155

DBUBS Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates, Series 2011-LC1A,
Cl. E, 5.728%, 11/10/46[3,4]	50,000	48,667

Deutsche Alt-B Securities
Mortgage Loan Trust,
Collateralized Mtg. Obligations,
Series 2006-AB4, Cl. A1A,
6.005%, 10/25/36[4]	263,153	197,975

EverBank Mortgage Loan
Trust, Commercial Mtg. Pass-
Through Certificates, Series
2013-1, Cl. A1, 2.25%,
3/25/43[3,4]	435,252	401,069

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,
Cl. 3A1, 6.00%, 1/25/35	230,172	234,507
Series 2005-FA8,
Cl. 1A6, 0.829%, 11/25/35[4]	202,038	153,638
Series 2005-FA9,
Cl. A4A, 5.50%, 12/25/35	17,991	15,946
Series 2007-FA2,
Cl. 1A1, 5.50%, 4/25/37	462,854	343,094
Series 2007-FA4,
Cl. 1A6, 6.25%, 8/25/37[4]	233,854	201,536

8       OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

Commercial Continued
FREMF Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2013-K25, Cl. C,
3.742%, 11/25/45[3,4]	$60,000	$49,807
Series 2013-K26, Cl. C,
3.723%, 12/25/45[3,4]	40,000	33,066
Series 2013-K27, Cl. C,
3.616%, 1/25/46[3,4]	110,000	89,697
Series 2013-K28, Cl. C,
3.614%, 6/25/46[3,4]	110,000	89,740
Series 2013-K712, Cl. C,
3.483%, 5/25/45[3,4]	110,000	98,044

GE Capital Commercial
Mortgage Corp., Collateralized
Mtg. Obligations, Series 2005-
C4, Cl. AJ, 5.489%, 11/10/45[4]	430,000	416,616

GS Mortgage Securities Trust:
Series 2006-GG6,
Cl. AM, 5.622%, 4/10/38[4]	286,699	308,279
Series 2011-GC3,
Cl. A1, 2.331%, 3/10/44[3]	128,898	130,591

GSR Mortgage Loan Trust,
Series 2006-5F, Cl. 2A1, 6%,
6/25/36	72,693	71,070

GSR Mortgage Loan Trust, Mtg.
Pass-Through Certificates,
Series 2005-AR4,
Cl. 6A1, 5.25%, 7/25/35[4]	80,702	80,254

IndyMac Index Mortgage Loan
Trust, Collateralized Mtg.
Obligations, Series 2005-AR23,
Cl. 6A1, 4.706%, 11/25/35[4]	221,389	183,437

JP Morgan Alternative Loan
Trust, Series
2006-S4, Cl. A6, 5.71%,
12/25/36[4]	99,586	93,382

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16,
Cl. AJ, 5.623%, 5/12/45	470,000	440,098
Series 2007-LDPX,
Cl. A3S, 5.317%, 1/15/49	395,347	396,781
Series 2011-C3, Cl. A1,
1.875%, 2/15/46[3]	136,947	137,812

	Principal Amount	Value

Commercial Continued
JP Morgan Mortgage Trust:
Series 2007-A3,
Cl. 3A2M, 4.807%, 5/25/37[4]	$30,192	$28,598
Series 2007-S3,
Cl. 1A90, 7.00%, 8/25/37	248,625	227,428
JPMorgan Resecuritization
Trust, Collateralized Mtg.
Obligations, Series 2009-5, Cl.
1A2, 2.613%, 7/26/36[3,4]	257,530	197,086

MASTR Adjustable Rate
Mortgages Trust, Collateralized
Mtg. Obligations, Series 2004-
13, Cl. 2A2, 2.673%,
4/21/34[4]	114,645	118,095

Merrill Lynch Mortgage Trust,
Collateralized Mtg. Obligations,
Series 2006-C2, Cl. AM,
5.782%, 8/12/43[4]	290,000	313,904

Morgan Stanley Bank of America Merrill Lynch Trust, Commercial Mtg. Pass-Through Certificates:
Series 2012-C6, Cl. E, 4.82%,
11/15/45[3,4]	95,000	83,425
Series 2013-C7, Cl. D,
4.444%, 2/15/46[3,4]	115,000	95,677
Series 2013-C8, Cl. D,
4.311%, 12/15/48[3,4]	80,000	66,942

Morgan Stanley Capital I Trust:
Series 2007-IQ13,
Cl. AM, 5.406%, 3/15/44	325,000	348,928
Series 2007-IQ15,
Cl. AM, 6.107%, 6/11/49[4]	345,000	371,353

Morgan Stanley Reremic Trust,
Collateralized Mtg. Obligations,
Series 2012-R3, Cl. 1B,
2.346%, 11/26/36[2,4]	265,166	142,239

RALI Trust, Mtg. Asset-Backed
Pass-Through Certificates,
Series
2006-QS13, Cl. 1A8, 6%,
9/25/36	18,707	14,634

RALI Trust, Mtg. Pass-Through
Certificates, Series 2003-QS1,
Cl. A2, 5.75%, 1/25/33	67,195	68,686

9       OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

Commercial Continued
Residential Asset Securitization
Trust, Series 2005-A15,
Cl. 1A4, 5.75%, 2/25/36	$29,344	$26,594

Structured Adjustable Rate Mortgage Loan Trust:
Series 2006-4, Cl. 6A,
5.168%, 5/25/36[4]	148,402	125,023
Series 2007-6, Cl. 3A1,
4.689%, 7/25/37[4]	239,450	196,693

Structured Adjustable Rate
Mortgage Loan Trust, Mtg.
Pass-Through Certificates,
Series 2004-10, Cl. 2A,
2.426%, 8/25/34[4]	487,976	470,909
UBS-Barclays Commercial
Mortgage Trust, Commercial
Mtg. Pass-Through Certificates,
Series
2012-C2, Cl. E, 5.049%,
5/10/63[3,4]	45,000	39,204

WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,
Cl. 1A4, 2.473%, 12/25/35[4]	120,692	110,601
Series 2006-AR18,
Cl. 3A1, 4.335%, 1/25/37[4]	70,892	60,883
Series 2007-HY5,
Cl. 3A1, 4.891%, 5/25/37[4]	140,850	134,294

Wells Fargo Alternative Loan
Trust, Series 2007-PA5, Cl.
1A1, 6.25%, 11/25/37	206,011	188,813

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-9, Cl. 2A6,
5.25%, 10/25/35	78,619	81,147
Series 2005-AR1, Cl. 1A1,
2.611%, 2/25/35[4]	50,056	50,030
Series 2005-AR15, Cl. 1A6,
2.613%, 9/25/35[4]	682,684	639,768
Series 2006-AR14, Cl. 1A2,
5.589%, 10/25/36[4]	135,360	130,668
Series 2006-AR2, Cl. 2A3,
2.642%, 3/25/36[4]	62,065	61,539
Series 2006-AR7, Cl. 2A4,
2.616%, 5/25/36[4]	306,577	283,288
Series 2007-16, Cl. 1A1,
6.00%, 12/28/37	217,495	227,946

	Principal Amount	Value

Commercial Continued
Wells Fargo Mortgage-Backed Securities Trust: Continued
Series 2007-AR8, Cl. A1,
5.942%, 11/25/37[4]	$750,046	$666,728

WF-RBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2012-C10, Cl. D,
4.609%, 12/15/45[3,4]	50,000	43,476
Series 2012-C7, Cl. E,
5.004%, 6/15/45[3,4]	80,000	70,845
Series 2012-C8, Cl. E,
5.041%, 8/15/45[3,4]	95,000	85,515
Series 2013-C11, Cl. D,
4.324%, 3/15/45[3,4]	49,000	40,550
Series 2013-C15, Cl. D,
4.636%, 8/15/46[3,4]	225,000	190,922
WF-RBS Commercial Mortgage
Trust, Interest-Only
Commercial Mtg. Pass-Through
Certificates, Series
2011-C3, Cl. XA, 1.381%,
3/15/44[3,5]	4,020,665	287,023

		19,620,804

Total Mortgage-Backed
Obligations
(Cost $99,873,452)		100,936,259

U.S. Government Obligations—0.8%

Federal Home Loan Mortgage Corp. Nts.:
0.875%, 10/14/16-3/7/18	581,000	576,336
1.25%, 5/12/17	55,000	55,429
1.375%, 5/1/20	265,000	252,669
1.75%, 5/30/19	80,000	79,615
2.375%, 1/13/22[9]	611,000	596,035
5.50%, 7/18/16	65,000	73,673

Federal National Mortgage Assn. Nts.:
1.125%, 4/27/17	191,000	191,835
1.625%, 11/27/18	135,000	134,632
1.875%, 9/18/18	117,000	118,461
5.375% Nts., 6/12/17	75,000	86,612

Total U.S. Government
Obligations
(Cost $2,183,748)		2,165,297

Non-Convertible Corporate Bonds and
Notes—24.3%

Consumer Discretionary—2.7%

Auto Components—0.3%
Dana Holding Corp., 6.75%
Sr. Unsec. Nts., 2/15/21	439,000	468,633

10    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

Auto Components Continued
TRW Automotive, Inc., 4.50%
Sr. Unsec. Nts., 3/1/21[3]	$290,000	$292,900

		761,533

Automobiles—0.8%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts.,
7/31/15[3]	463,000	465,289
8.50% Sr. Unsec. Unsub. Nts.,
1/18/31	252,000	362,648

Ford Motor Credit Co. LLC,
5.875% Sr. Unsec. Unsub.
Nts., 8/2/21	973,000	1,083,706

General Motors Co., 6.25% Sr.
Unsec. Nts., 10/2/43[3]	152,000	149,910
General Motors Financial Co.,
Inc., 4.25% Sr. Unsec. Nts.,
5/15/23[3]	396,000	362,835

		2,424,388

Hotels, Restaurants & Leisure—0.1%
Brinker International, Inc.,
2.60% Sr. Unsec. Nts.,
5/15/18	151,000	150,608

Starwood Hotels & Resorts
Worldwide, Inc., 7.15% Sr.
Unsec. Unsub. Nts., 12/1/19	164,000	200,367

		350,975

Household Durables—0.4%
Jarden Corp., 6.125% Sr.
Unsec. Nts., 11/15/22	438,000	456,068

Lennar Corp., 4.125% Sr.
Unsec. Nts., 12/1/18	470,000	451,200

		907,268

Media—0.6%
Comcast Cable Communications
Holdings, Inc., 9.455% Sr.
Unsec. Nts., 11/15/22	205,000	289,580

Comcast Corp., 4.65% Sr.
Unsec. Unsub. Nts., 7/15/42	353,000	336,928

Historic TW, Inc., 9.15%
Debs., 2/1/23	38,000	50,454

	Principal Amount	Value

Media Continued
Interpublic Group of Cos., Inc.
(The), 6.25% Sr. Unsec. Nts.,
11/15/14	$155,000	$162,750

Lamar Media Corp., 5% Sr.
Unsec. Sub. Nts., 5/1/23	496,000	462,520

News America, Inc., 6.15% Sr.
Unsec. Nts., 2/15/41	168,000	185,688

Time Warner Entertainment
Co. LP, 8.375% Sr. Unsec.
Nts., 7/15/33	276,000	301,613

		1,789,533

Multiline Retail—0.3%
Dollar General Corp., 4.125%
Sr. Unsec. Nts., 7/15/17	498,000	529,811

Macy’s Retail Holdings, Inc.,
5.75% Sr. Unsec. Nts.,
7/15/14	414,000	430,035

		959,846

Specialty Retail—0.1%
Rent-A-Center, Inc., 4.75% Sr.
Unsec. Nts., 5/1/21[3]	480,000	448,800

Textiles, Apparel & Luxury Goods—0.1%
PVH Corp., 4.50% Sr. Unsec.
Unsub. Nts., 12/15/22	472,000	448,400

Consumer Staples—1.4%

Beverages—0.5%
Anheuser-Busch InBev
Worldwide, Inc., 8.20% Sr.
Unsec. Unsub. Nts., 1/15/39	366,000	540,110

Constellation Brands, Inc.,
3.75% Sr. Unsec. Nts., 5/1/21	472,000	437,190

Foster’s Finance Corp.,
4.875% Sr. Unsec. Nts.,
10/1/14[3]	270,000	280,943

SABMiller Holdings, Inc.,
4.95% Sr. Unsec. Unsub. Nts.,
1/15/42[3]	235,000	235,058

		1,493,301

11     OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

Food & Staples Retailing—0.3%
Delhaize Group SA, 5.70% Sr.
Unsec. Nts., 10/1/40	$245,000	$240,110

Safeway, Inc., 5.625% Sr.
Unsec. Nts., 8/15/14	258,000	268,737

Wal-Mart Stores, Inc., 4% Sr.
Unsec. Unsub. Nts., 4/11/43	228,000	204,065

		712,912

Food Products—0.2%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts.,
7/15/15	381,000	405,765
5.35% Sr. Unsec. Unsub. Nts.,
4/15/14	34,000	34,808
8.50% Sr. Unsec. Nts.,
6/15/19	270,000	336,663

		777,236

Personal Products—0.2%
Avon Products, Inc., 5% Sr.
Unsec. Nts., 3/15/23	496,000	500,197

Tobacco—0.2%
Altria Group, Inc., 10.20% Sr.
Unsec. Nts., 2/6/39	250,000	382,329

Lorillard Tobacco Co., 3.75%
Sr. Unsec. Nts., 5/20/23	269,000	247,669

		629,998

Energy—3.8%

Energy Equipment & Services—0.5%
Ensco plc, 4.70% Sr. Unsec.
Nts., 3/15/21	532,000	565,757
Noble Holding International
Ltd., 7.375% Sr. Unsec. Nts.,
3/15/14	276,000	283,918

Rowan Cos., Inc., 4.875% Sr.
Unsec. Unsub. Nts., 6/1/22	349,000	360,873

Weatherford International Ltd.
Bermuda, 4.50% Sr. Unsec.
Unsub. Nts., 4/15/22	251,000	248,948

		1,459,496

	Principal Amount	Value

Oil, Gas & Consumable Fuels—3.3%
Anadarko Petroleum Corp.:
6.20% Sr. Unsec. Nts.,
3/15/40	$172,000	$193,405
7.625% Sr. Unsec. Nts.,
3/15/14	206,000	212,248

Buckeye Partners LP, 4.15%
Sr. Unsec. Nts., 7/1/23	265,000	259,224

Canadian Oil Sands Ltd., 6%
Sr. Unsec. Nts., 4/1/42[3]	206,000	211,771

Cimarex Energy Co., 5.875%
Sr. Unsec. Unsub. Nts., 5/1/22	472,000	479,080

CNOOC Finance 2013 Ltd.,
4.25% Sr. Unsec. Unsub. Nts.,
5/9/43	164,000	140,855

Continental Resources, Inc.,
4.50% Sr. Unsec. Nts.,
4/15/23	509,000	502,001

Copano Energy LLC/Copano
Energy Finance Corp., 7.125%
Sr. Unsec. Unsub. Nts., 4/1/21	657,000	752,794

DCP Midstream LLC:
5.375% Sr. Unsec. Nts.,
10/15/15[3]	342,000	367,400
5.85% Jr. Sub. Nts.,
5/21/43[3,4]	486,000	447,120

DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts.,
12/1/17	405,000	401,671
3.875% Sr. Unsec. Nts.,
3/15/23	237,000	216,158

Enbridge Energy Partners LP,
5.35% Sr. Unsec. Nts.,
12/15/14	209,000	220,213

EnCana Holdings Finance
Corp., 5.80% Sr. Unsec.
Unsub. Nts., 5/1/14	139,000	143,053

Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21	396,000	407,373
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	92,000	96,914
8.50% Sr. Unsec. Nts., 4/15/14	180,000	186,958

Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	435,000	458,925

12     OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

Oil, Gas & Consumable Fuels Continued
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	$291,000	$304,095

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[3]	454,000	454,000

Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	255,000	255,596

Spectra Energy Partners LP: 4.60% Sr. Unsec. Nts., 6/15/21	277,000	286,480
4.75% Sr. Unsec. Nts., 3/15/24	229,000	236,553

Talisman Energy, Inc.: 5.125% Sr. Unsec. Nts., 5/15/15	222,000	235,171
6.25% Sr. Unsec. Unsub. Nts., 2/1/38	138,000	140,277

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21[3]	465,000	476,625

Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	253,000	229,028

Woodside Finance Ltd.: 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[3]	372,000	394,333
5.00% Sr. Unsec. Nts., 11/15/13[3]	476,000	478,197

		9,187,518

Financials—8.5%

Capital Markets—1.6%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[3]	614,000	723,854

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[3]	243,000	226,575

Deutsche Bank AG, 4.296% Jr. Sub. Nts., 5/24/28[4]	484,000	438,152

Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	469,000	455,267

Goldman Sachs Group, Inc. (The), 2.90% Sr. Unsec. Nts., 7/19/18	814,000	821,631

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[3]	736,000	803,918

	Principal Amount	Value

Capital Markets Continued
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	$890,000	$893,528

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	265,000	276,487

		4,639,412

Commercial Banks—3.0%
Abbey National Treasury Services plc, 3.05% Sr. Unsec. Nts., 8/23/18	365,000	371,316

Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	276,000	290,801

Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	460,000	481,327

BPCE SA, 1.70% Sr. Unsec. Nts., 4/25/16	749,000	753,007

CIT Group, Inc., 5% Sr. Unsec. Nts., 8/1/23	485,000	470,656

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[3]	458,000	468,305

Fifth Third Capital Trust IV, 6.50% Jr. Sub. Nts., 4/15/37[4]	721,000	720,099

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[4]	1,120,000	1,148,000

LBG Capital No. 1 plc, 7.875% Unsec. Sub. Nts., 11/1/20[3]	437,000	467,153

Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[3]	365,000	403,619

PNC Financial Services Group, Inc. (The), 4.85% Jr. Sub. Perpetual Bonds[4,10]	496,000	427,800

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[3,4,10]	751,000	766,020

Regions Bank, 7.50% Sub. Nts., 5/15/18	150,000	176,792

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U4,10	500,000	480,000

13     OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

Commercial Banks Continued
Santander Holdings USA, Inc., 3.45% Sr. Unsec. Nts., 8/27/18	$166,000	$169,760
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K4,10	578,000	638,690

		8,233,345

Consumer Finance—0.5%
Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	455,000	453,555

Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	552,000	527,870

National Rural Utilities Cooperative Finance Corp., 4.75% Sr. Unsec. Sub. Nts., 4/30/43[4]	251,000	232,803

		1,214,228

Diversified Financial Services—1.3%
Bank of America Corp., 5.20% Jr. Sub. Perpetual Bonds[4,10]	246,000	216,480

Citigroup, Inc., 6.675% Sub. Nts., 9/13/43	405,000	437,554

CME Group, Inc., 5.30% Sr. Unsec. Nts., 9/15/43	243,000	251,568

ING Bank NV, 5.80% Sub. Nts., 9/25/23[3]	371,000	375,567

ING US, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	495,000	454,227

Jefferies Group LLC, 5.125% Sr. Unsec. Nts., 1/20/23	249,000	251,517

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[4,10]	893,000	969,837

Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	404,000	501,715

MidAmerican Energy Co., 4.80% Sec. Nts., 9/15/43	180,000	183,520

		3,641,985

Insurance—1.6%
Allstate Corp. (The), 5.75% Sub. Nts., 8/15/53[4]	470,000	459,131

	Principal Amount	Value

Insurance Continued
CNA Financial Corp.: 5.75% Sr. Unsec. Unsub. Nts., 8/15/21	$480,000	$541,827
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	169,000	195,235

Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[3]	260,000	272,451
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[3]	380,000	371,504

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[4]	811,000	798,835

Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	64,000	66,328

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[4]	331,000	301,872

QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[3]	575,000	560,902

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,4,10]	780,000	819,151

		4,387,236

Real Estate Investment Trusts (REITs)—0.5%
American Tower Corp.: 5.05% Sr. Unsec. Unsub. Nts., 9/1/20	285,000	296,153
7.00% Sr. Unsec. Nts., 10/15/17	294,000	338,844

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	110,000	104,775

Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	262,000	270,314

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	328,000	304,370

National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	211,000	218,544

		1,533,000

Health Care—0.9%

Biotechnology—0.3%
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	522,000	496,123

14     OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

Biotechnology Continued
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	$247,000	$274,161

		770,284

Health Care Equipment & Supplies—0.2%
Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	465,000	463,373

Health Care Providers & Services—0.1%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	183,000	213,238

Pharmaceuticals—0.3%
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	441,000	449,454

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[3]	218,000	214,764

Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18[3]	158,000	156,601

		820,819

Industrials—1.7%

Aerospace & Defense—0.3%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	444,000	442,890

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	430,000	465,475

		908,365

Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	368,000	359,825

Commercial Services & Supplies—0.2%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	468,000	465,660

Industrial Conglomerates—0.2%
General Electric Capital Corp., 5.25% Jr. Sub. Perpetual Bonds[4,10]	500,000	464,750

	Principal Amount	Value

Machinery—0.3%
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[3]	$643,000	$640,098

Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	172,000	193,180

		833,278

Professional Services—0.2%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	470,000	454,725

Road & Rail—0.2%
Kansas City Southern Railway, 4.30% Sr. Unsec. Nts., 5/15/43[3]	117,000	103,947

Penske Truck Leasing Co. LP/PTL Finance Corp.: 2.50% Sr. Unsec. Nts., 7/11/14[3]	289,000	292,284
4.25% Sr. Unsec. Nts., 1/17/23[3]	250,000	243,675

		639,906

Trading Companies & Distributors—0.2%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	437,000	457,256

Information Technology—1.0%

Computers & Peripherals—0.3%
Hewlett-Packard Co.: 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	868,000	890,707
4.75% Sr. Unsec. Nts., 6/2/14	144,000	147,810

		1,038,517

Electronic Equipment, Instruments, & Components—0.4%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	79,000	82,438

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	525,000	545,907

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	555,563

		1,183,908

15     OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

IT Services—0.1%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	$244,000	$220,014

Office Electronics—0.2%
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	449,000	468,342

Materials—1.6%

Chemicals—0.4%
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	144,000	142,111

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	450,000	454,500

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	234,000	219,344

Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	268,000	236,495

		1,052,450

Containers & Packaging—0.3%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	428,000	449,400

Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	464,000	459,604

		909,004

Metals & Mining—0.7%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	282,000	296,637

Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	220,000	194,909

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	156,155

Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18	440,000	442,398

Freeport-McMoRan Copper & Gold, Inc.: 1.40% Sr. Unsec. Nts., 2/13/15	464,000	465,399
3.875% Sr. Unsec. Nts., 3/15/23[3]	485,000	448,203

	Principal Amount	Value

Metals & Mining Continued
Glencore Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15	$135,000	$142,300
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	264,000	284,850

		2,430,851

Paper & Forest Products—0.2%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[3]	350,000	342,032

International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	362,000	388,180

		730,212

Telecommunication Services—1.7%

Diversified Telecommunication Services—1.5%
AT&T, Inc., 6.30% Sr. Unsec. Unsub. Nts., 1/15/38	377,000	408,707

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	293,000	434,910

CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	436,000	427,825

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	405,000	449,550

Koninklijke KPN NV, 7% Sr. Sub. Nts., 3/28/73[3,4]	451,000	454,417

MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[3]	455,000	458,981

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	405,000	391,808

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	288,000	307,088

Verizon Communications, Inc.: 6.40% Sr. Unsec. Nts., 2/15/38	223,000	246,294
6.55% Sr. Unsec. Nts., 9/15/43	691,000	782,721

		4,362,301

Wireless Telecommunication Services—0.2%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	361,000	297,570

16     OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Principal Amount	Value

Wireless Telecommunication Services Continued
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	$255,000	$230,487

Rogers Communications, Inc., 5.45% Sr. Unsec. Nts., 10/1/43[8]	134,000	133,276

Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43	142,000	123,913

		785,246

Utilities—1.0%

Electric Utilities—0.8%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	491,000	520,407

Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[3,4,10]	390,000	369,567

Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	257,000	253,552

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	203,000	200,947

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[3]	237,000	240,570

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	223,000	211,437

PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	290,000	316,097

		2,112,577

	Principal Amount	Value

Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	$316,000	$318,940

Multi-Utilities—0.1%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	172,000	184,640

Total Non-Convertible Corporate Bonds and Notes (Cost $69,219,281)		69,149,088

	Shares

Investment Company—7.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[11,12]
(Cost $19,917,607)	19,917,607	19,917,607

Total Investments, at Value (Cost $305,268,554)	111.1%	315,518,536

Liabilities in Excess of Other Assets	(11.1)	(31,443,066)

Net Assets	100.0%	$284,075,470

17     OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

1. Non-income producing security.

2. Restricted security. The aggregate value of restricted securities as of September 30, 2013 was $728,536, which represents 0.26% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation

Ally Auto Receivables Trust, Series 2012-A, Cl. D, 3.15%, 10/15/18	5/3/13	$515,471	$519,531	$4,060
Morgan Stanley Reremic Trust, Collateralized Mtg. Obligations, Series 2012-R3, Cl. 1B, 2.346%, 11/26/36	10/24/12	130,279	142,239	11,960
Santander Drive Auto Receivables Trust, Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-4/9/13	66,571	66,766	195

		$712,321	$728,536	$16,215

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $29,395,260 or 10.35% of the Fund’s net assets as of September 30, 2013.

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,662,547 or 0.94% of the Fund’s net assets as of September 30, 2013.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $143,172 or 0.05% of the Fund’s net assets as of September 30, 2013.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2013. See accompanying Notes.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $596,035. See accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares September 30, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	19,691,265	42,627,851	42,401,509	19,917,607

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$19,917,607	$19,689

12. Rate shown is the 7-day yield as of September 30, 2013.

18     OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments Continued

Futures Contracts as of September 30, 2013:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)

U.S. Treasury Long Bonds	CBT	Buy	12/19/13	27	$97,972
U.S. Treasury Nts., 2 yr.	CBT	Sell	12/31/13	16	(1,377)
U.S. Treasury Nts., 5 yr.	CBT	Sell	12/31/13	76	(94,383)
U.S. Treasury Nts., 10 yr.	CBT	Sell	12/19/13	23	(5,025)
U.S. Treasury Ultra Bonds	CBT	Buy	12/19/13	34	146,989

					$144,176

Glossary:

Exchange Abbreviations

CBT	Chicago Board of Trade

19    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has changed its name to Oppenheimer Capital Income Fund/VA from Oppenheimer Balanced Fund/VA.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$89,002,011
Sold securities	23,624,580

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

20    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when he Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer

21    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

22    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

23    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$11,743,793	$—	$—	$11,743,793
Consumer Staples	6,784,812	2,307,250	—	9,092,062
Energy	9,977,713	—	—	9,977,713
Financials	17,824,322	—	—	17,824,322
Health Care	12,585,092	—	—	12,585,092
Industrials	12,516,967	—	—	12,516,967
Information Technology	17,037,505	—	—	17,037,505
Materials	4,108,487	—	—	4,108,487
Telecommunication Services	1,976	—	—	1,976
Utilities	968,042	—	—	968,042
Asset-Backed Securities	—	27,494,326	—	27,494,326
Mortgage-Backed Obligations	—	100,936,259	—	100,936,259
U.S. Government Obligations	—	2,165,297	—	2,165,297
Investment Company	19,917,607	—	—	19,917,607
Non-Convertible Corporate Bonds and Notes	—	69,149,088	—	69,149,088

Total Investments, at Value	113,466,316	202,052,220	—	315,518,536
Other Financial Instruments:
Variation margin receivable	18	—	—	18

Total Assets	$113,466,334	$202,052,220	$—	$315,518,554

Liabilities Table
Other Financial Instruments:
Variation margin payable	$(13,687)	$—	$—	$(13,687)

Total Liabilities	$(13,687)	$—	$—	$(13,687)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

24    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances

25    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

26    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended September 30, 2013, the Fund had an ending monthly average market value of $15,254,758 and $16,346,628 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

27    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the period ended September 30, 2013, the Fund had ending monthly average notional amounts of $840,000 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of September 30, 2013 the Fund had no such credit default swap agreements outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

28    OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of September 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$305,316,570
Federal tax cost of other investments	(7,342,661)

Total federal tax cost	$297,973,909

Gross unrealized appreciation	$14,676,269
Gross unrealized depreciation	(4,330,127)

Net unrealized appreciation	$10,346,142

29    OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

	Shares	Value

Common Stocks—99.4%

Consumer Discretionary—19.4%

Hotels, Restaurants & Leisure—1.9%
Panera Bread Co., Cl. A1	55,300	$8,766,709

Yum! Brands, Inc.	129,100	9,216,449

		17,983,158

Internet & Catalog Retail—3.2%
Amazon.com, Inc.[1]	64,394	20,132,140

TripAdvisor, Inc.[1]	133,660	10,136,774

		30,268,914

Media—4.6%
Twenty-First Century Fox, Inc., Cl. B	569,760	19,029,984

Walt Disney Co. (The)	386,160	24,903,458

		43,933,442

Specialty Retail—6.3%
Home Depot, Inc. (The)	219,390	16,640,732

O’Reilly Automotive, Inc.[1]	99,700	12,720,723

Tiffany & Co.	131,830	10,100,815

TJX Cos., Inc. (The)	328,410	18,519,040

		57,981,310

Textiles, Apparel & Luxury Goods—3.4%
Nike, Inc., Cl. B	258,560	18,781,798

Ralph Lauren Corp., Cl. A	53,890	8,877,300

VF Corp.	25,280	5,031,984

		32,691,082

Consumer Staples—7.2%

Beverages—2.6%
Brown-Forman Corp., Cl. B	144,325	9,832,862

SABMiller plc	294,910	15,033,339

		24,866,201

Food & Staples Retailing—3.0%
Costco Wholesale Corp.	130,700	15,046,184

CVS Caremark Corp.	236,980	13,448,615

		28,494,799

Food Products—1.6%
Hershey Co. (The)	39,600	3,663,000

J.M. Smucker Co. (The)	106,260	11,161,550

		14,824,550

Energy—5.2%

Energy Equipment & Services—2.3%
Halliburton Co.	214,220	10,314,693

Oceaneering International, Inc.	137,510	11,171,312

		21,486,005

	Shares	Value

Oil, Gas & Consumable Fuels—2.9%
Cabot Oil & Gas Corp.	266,010	$9,927,493

Noble Energy, Inc.	116,990	7,839,500

Pioneer Natural Resources Co.	51,010	9,630,688

		27,397,681

Financials—3.7%

Capital Markets—3.7%
Ameriprise Financial, Inc.	110,850	10,096,218

Charles Schwab Corp. (The)	502,080	10,613,971

Goldman Sachs Group, Inc. (The)	45,060	7,128,943

Northern Trust Corp.	113,230	6,158,580

		33,997,712

Health Care—18.1%

Biotechnology—9.6%
Amgen, Inc.	92,330	10,335,420

Biogen Idec, Inc.[1]	98,730	23,770,235

Celgene Corp.[1]	118,707	18,272,569

Gilead Sciences, Inc.[1]	397,460	24,976,386

Vertex Pharmaceuticals, Inc.[1]	174,170	13,205,569

		90,560,179

Health Care Equipment & Supplies—1.7%
Becton Dickinson & Co.	37,090	3,709,742

Medtronic, Inc.	222,000	11,821,500

		15,531,242

Health Care Providers & Services—1.0%
UnitedHealth Group, Inc.	134,670	9,643,719

Health Care Technology—1.6%
Cerner Corp.[1]	280,740	14,752,887

Pharmaceuticals—4.2%
Bristol-Myers Squibb Co.	356,920	16,518,258

Novo Nordisk AS, Cl. B	35,138	5,956,876

Perrigo Co.	31,370	3,870,431

Roche Holding AG	47,772	12,886,865

		39,232,430

Industrials—10.7%

Aerospace & Defense—4.0%
B/E Aerospace, Inc.[1]	136,960	10,110,387

Honeywell International, Inc.	165,300	13,726,512

Precision Castparts Corp.	56,020	12,729,985

		36,566,884

1    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Building Products—0.7%
Fortune Brands Home & Security, Inc.	160,650	$6,687,860

Electrical Equipment—0.7%
AMETEK, Inc.	135,640	6,242,153

Machinery—1.6%
Ingersoll-Rand plc	228,060	14,810,216

Road & Rail—2.6%
J.B. Hunt Transport Services, Inc.	141,810	10,342,203

Kansas City Southern	86,620	9,472,763

Union Pacific Corp.	29,640	4,604,278

		24,419,244

Trading Companies & Distributors—1.1%
United Rentals, Inc.[1]	172,670	10,064,934

Information Technology—31.3%

Communications Equipment—2.0%
Cisco Systems, Inc.	675,890	15,829,344

QUALCOMM, Inc.	41,490	2,794,766

		18,624,110

Computers & Peripherals—9.4%
Apple, Inc.	119,680	57,057,440

EMC Corp.	834,600	21,332,376

Western Digital Corp.	152,790	9,686,886

		88,076,702

Internet Software & Services—9.4%
eBay, Inc.[1]	328,660	18,335,941

Facebook, Inc., Cl. A1	363,340	18,254,202

Google, Inc., Cl. A1	43,920	38,469,967

LinkedIn Corp., Cl. A1	57,470	14,141,068

		89,201,178

IT Services—4.9%
Mastercard, Inc., Cl. A	25,140	16,913,689

Teradata Corp.[1]	263,190	14,591,254

Visa, Inc., Cl. A	79,907	15,270,228

		46,775,171

	Shares	Value

Semiconductors & Semiconductor Equipment—1.4%
Xilinx, Inc.	284,770	$13,344,322

Software—4.2%
Autodesk, Inc.[1]	313,550	12,908,853

Citrix Systems, Inc.[1]	132,760	9,374,184

Salesforce.com, Inc.[1]	325,160	16,879,056

		39,162,093

Materials—3.8%

Chemicals—2.5%
Ecolab, Inc.	77,240	7,628,222

PPG Industries, Inc.	95,900	16,021,054

		23,649,276

Containers & Packaging—1.3%
Crown Holdings, Inc.[1]	297,660	12,585,065

Total Common Stocks (Cost $664,110,986)		933,854,519

Investment Company—0.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $8,563,475)	8,563,475	8,563,475

Total Investments, at Value (Cost $672,674,461)	100.3%	942,417,994

Liabilities in Excess of Other Assets	(0.3)	(3,249,541)

Net Assets	100.0%	$939,168,453

2    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares September 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	11,345,499	129,930,197	132,712,221	8,563,475

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$8,563,475	$7,785

3. Rate shown is the 7-day yield as of September 30, 2013.

3    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as

4    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public

5    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

6    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$182,857,906	$—	$—	$182,857,906
Consumer Staples	53,152,211	15,033,339	—	68,185,550
Energy	48,883,686	—	—	48,883,686
Financials	33,997,712	—	—	33,997,712
Health Care	150,876,716	18,843,741	—	169,720,457
Industrials	98,791,291	—	—	98,791,291
Information Technology	295,183,576	—	—	295,183,576
Materials	36,234,341	—	—	36,234,341
Investment Company	8,563,475	—	—	8,563,475

Total Assets	$908,540,914	$33,877,080	$—	$942,417,994

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$673,436,094

Gross unrealized appreciation	$275,055,642
Gross unrealized depreciation	(6,073,742)

Net unrealized appreciation	$268,981,900

7    OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

	Principal Amount	Value
Asset-Backed Securities—14.9%
Auto Loan—14.6%
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[1]	$233,153	$233,753
Series 2012-3, Cl. A, 1.64%, 11/15/16[1]	108,653	108,589
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	90,000	89,861
Series 2013-2, Cl. B, 2.84%, 5/15/19[1]	381,000	381,967
AmeriCredit Automobile Receivables Trust:
Series 2010-2, Cl. C, 4.52%, 10/8/15	309,079	312,475
Series 2010-2, Cl. D, 6.24%, 6/8/16	275,000	287,200
Series 2011-1, Cl. D, 4.26%, 2/8/17	120,000	125,140
Series 2011-2, Cl. D, 4.00%, 5/8/17	525,000	544,810
Series 2011-4, Cl. D, 4.08%, 9/8/17	650,000	676,163
Series 2011-5, Cl. D, 5.05%, 12/8/17	435,000	466,309
Series 2012-1, Cl. D, 4.72%, 3/8/18	155,000	163,404
Series 2012-2, Cl. B, 1.78%, 3/8/17	345,000	349,158
Series 2012-2, Cl. D, 3.38%, 4/9/18	695,000	713,462
Series 2012-4, Cl. D, 2.68%, 10/9/18	75,000	75,160
Series 2012-5, Cl. C, 1.69%, 11/8/18	255,000	253,471
Series 2012-5, Cl. D, 2.35%, 12/10/18	365,000	363,002
Series 2013-1, Cl. C, 1.57%, 1/8/19	420,000	411,305
Series 2013-1, Cl. D, 2.09%, 2/8/19	295,000	287,677
Series 2013-2, Cl. D, 2.42%, 5/8/19	445,000	436,176
Series 2013-3, Cl. D, 3.00%, 7/8/19	290,000	288,526
Capital Auto Receivables Asset Trust, Series 2013-1, Cl. D, 2.19%, 9/20/21	195,000	190,757
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[1]	57,415	59,625
CFC LLC, Series 2013-1A, Cl. A, 1.65%, 7/17/17[1]	135,810	135,499
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[1]	378,887	383,541
Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	125,051	125,759
Credit Acceptance Auto Loan Trust:
Series 2012-1A, Cl. A, 2.20%, 9/16/19[1]	260,000	262,487
Series 2012-2A, Cl. A, 1.52%, 3/16/20[1]	155,000	155,524
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	80,000	80,435
Series 2013-1A, Cl. B, 1.83%, 4/15/21[1]	235,000	233,287
DT Auto Owner Trust:
Series 2011-1A, Cl. C, 3.05%, 8/17/15[1]	15,138	15,152
Series 2011-3A, Cl. C, 4.03%, 2/15/17[1]	435,000	436,490
Series 2012-2A, Cl. C, 2.72%, 4/17/17[1]	100,000	100,820
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	130,000	134,237
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	175,000	175,447
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	425,000	425,512
Exeter Automobile Receivables Trust:
Series 2012-1A, Cl. A, 2.02%, 8/15/16[1]	302,744	303,920
Series 2012-2A, Cl. A, 1.30%, 6/15/17[1]	138,880	138,808
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]	205,000	203,467
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	35,000	34,338
Series 2013-1A, Cl. A, 1.29%, 10/16/17[1]	282,193	281,735
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	405,000	408,658

1 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan Continued
First Investors Auto Owner Trust, Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	$155,000	$163,207
Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	280,000	276,769
Ford Credit Floorplan Master Owner Trust A:
Series 2012-1, Cl. C, 1.682%, 1/15/16[2]	200,000	200,583
Series 2012-2, Cl. C, 2.86%, 1/15/19	295,000	303,578
Series 2013-3, Cl. D, 1.74%, 6/15/17	155,000	155,312
Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[1]	180,000	186,491
Santander Drive Auto Receivables Trust:
Series 2010-3, Cl. C, 3.06%, 11/15/17	485,000	494,893
Series 2010-B, Cl. C, 3.02%, 10/17/16[1]	348,822	352,319
Series 2011-1, Cl. D, 4.01%, 2/15/17	465,000	481,834
Series 2011-4, Cl. B, 2.90%, 5/16/16	180,000	182,360
Series 2011-S1A, Cl. D, 3.10%, 5/15/17[1]	4,456	4,461
Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]	60,676	60,937
Series 2012-2, Cl. C, 3.20%, 2/15/18	295,000	303,531
Series 2012-2, Cl. D, 3.87%, 2/15/18	545,000	562,319
Series 2012-3, Cl. C, 3.01%, 4/16/18	190,000	195,119
Series 2012-4, Cl. B, 1.83%, 3/15/17	175,000	176,444
Series 2012-4, Cl. D, 3.50%, 6/15/18	680,000	695,443
Series 2012-5, Cl. C, 2.70%, 8/15/18	670,000	674,637
Series 2012-5, Cl. D, 3.30%, 9/17/18	835,000	850,214
Series 2012-6, Cl. B, 1.33%, 5/15/17	560,000	561,106
Series 2012-6, Cl. D, 2.52%, 9/17/18	880,000	870,690
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	75,000	73,679
Series 2013-1, Cl. C, 1.76%, 1/15/19	455,000	447,752
Series 2013-1, Cl. D, 2.27%, 1/15/19	240,000	234,806
Series 2013-2, Cl. D, 2.57%, 3/15/19	325,000	317,915
Series 2013-3, Cl. C, 1.81%, 4/15/19	100,000	98,312
Series 2013-3, Cl. D, 2.42%, 4/15/19	215,000	206,303
Series 2013-4, Cl. D, 3.92%, 1/15/20	110,000	111,430
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]	770,000	792,404
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. A, 1.78%, 6/15/16[1]	72,805	73,009
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	165,000	168,895
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]	130,000	129,503
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	145,000	144,080
United Auto Credit Securitization Trust:
Series 2012-1, Cl. A2, 1.10%, 3/16/15[1]	78,395	78,392
Series 2012-1, Cl. B, 1.87%, 9/15/15[1]	265,000	264,943
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]	190,000	189,896
Series 2012-1, Cl. D, 3.12%, 3/15/18[1]	135,000	134,921
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]	230,000	229,638
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	145,000	144,705
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	30,000	29,939
Westlake Automobile Receivables Trust:
Series 2012-1A, Cl. A2, 1.03%, 3/15/16[1]	97,156	97,248
Series 2013-1A, Cl. A2, 1.12%, 1/15/18[1]	370,000	370,187

		22,943,310

2 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Equipment—0.1%
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	$107,581	$107,053
Receivables: Other—0.2%
AmeriCredit Automobile Receivables Trust, Series 2010-1, Cl. D, 6.65%, 7/17/17	300,000	311,308

Total Asset-Backed Securities (Cost $23,332,416)		23,361,671

Mortgage-Backed Obligations—58.3%
Government Agency—45.1%
FHLMC/FNMA/FHLB/Sponsored—44.9%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	8,532	9,266
5.50%, 9/1/39	800,410	876,518
6.00%, 5/1/18-10/1/29	1,359,683	1,484,998
6.50%, 4/1/18-4/1/34	345,754	388,074
7.00%, 8/1/16-10/1/37	379,207	433,244
8.00%, 4/1/16	69,906	73,168
9.00%, 8/1/22-5/1/25	37,613	42,211
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	2,002	2,334
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205, Cl. IO, 15.94%, 9/1/29[4]	12,830	1,951
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	175,196	26,154
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	159,441	33,183
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.69%, 6/1/26[6]	67,914	63,483
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	8,733	9,747
Series 1674, Cl. Z, 6.75%, 2/15/24	29,493	33,290
Series 2034, Cl. Z, 6.50%, 2/15/28	3,598	4,066
Series 2042, Cl. N, 6.50%, 3/15/28	9,334	10,600
Series 2043, Cl. ZP, 6.50%, 4/15/28	439,815	502,077
Series 2046, Cl. G, 6.50%, 4/15/28	27,143	30,687
Series 2053, Cl. Z, 6.50%, 4/15/28	4,566	5,160
Series 2066, Cl. Z, 6.50%, 6/15/28	471,240	528,965
Series 2195, Cl. LH, 6.50%, 10/15/29	364,808	413,416
Series 2220, Cl. PD, 8.00%, 3/15/30	2,084	2,448
Series 2326, Cl. ZP, 6.50%, 6/15/31	97,325	110,977
Series 2461, Cl. PZ, 6.50%, 6/15/32	463,607	527,826
Series 2470, Cl. LF, 1.182%, 2/15/32[2]	3,537	3,610
Series 2500, Cl. FD, 0.682%, 3/15/32[2]	101,951	102,567
Series 2526, Cl. FE, 0.582%, 6/15/29[2]	135,203	135,479
Series 2538, Cl. F, 0.782%, 12/15/32[2]	390,963	393,805
Series 2551, Cl. FD, 0.582%, 1/15/33[2]	84,695	84,884
Series 2707, Cl. QE, 4.50%, 11/15/18	41,074	43,328
Series 2936, Cl. PE, 5.00%, 2/15/35	69,000	75,375
Series 3025, Cl. SJ, 24.082%, 8/15/35[2]	38,430	60,213
Series 3030, Cl. FL, 0.582%, 9/15/35[2]	5,737	5,734
Series 3822, Cl. JA, 5.00%, 6/15/40	21,285	22,556
Series 3848, Cl. WL, 4.00%, 4/15/40	39,656	42,362
Series 4221, Cl. HJ, 1.50%, 7/15/23	104,997	104,411

3 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 55.51%, 7/17/28[4]	$2,731	$569
Series 2079, Cl. S, 59.73%, 7/17/28[4]	5,029	1,060
Series 2130, Cl. SC, 55.52%, 3/15/29[4]	193,548	37,951
Series 2526, Cl. SE, 34.64%, 6/15/29[4]	6,106	1,258
Series 2796, Cl. SD, 56.23%, 7/15/26[4]	297,582	54,279
Series 2802, Cl. AS,0%, 4/15/33[4,10]	41,640	1,332
Series 2920, Cl. S, 57.71%, 1/15/35[4]	1,109,883	218,239
Series 2922, Cl. SE, 9.39%, 2/15/35[4]	134,173	23,558
Series 3004, Cl. SB, 0.63%, 7/15/35[4]	58,152	10,580
Series 3201, Cl. SG, 7.75%, 8/15/36[4]	328,973	61,521
Series 3397, Cl. GS, 15.49%, 12/15/37[4]	28,221	4,784
Series 3424, Cl. EI, 3.14%, 4/15/38[4]	49,444	6,570
Series 3450, Cl. BI, 14.80%, 5/15/38[4]	729,046	131,769
Series 3606, Cl. SN, 6.77%, 12/15/39[4]	191,462	24,763
Federal National Mortgage Assn. Pool:
2.50%, 10/1/27[7]	2,490,000	2,504,784
2.661%, 10/1/36[2]	130,961	139,063
3.00%, 10/1/26[7]	1,470,000	1,522,369
3.50%, 11/1/27-11/1/42[7]	29,825,000	30,869,387
4.00%, 10/1/28-10/1/42[7]	6,555,000	6,888,156
4.50%, 10/1/22-10/1/42[7]	10,140,000	10,830,551
5.00%, 2/1/22-7/1/22	6,589	7,081
5.00%, 10/25/38[7]	515,000	558,534
5.50%, 2/1/35-5/1/36	349,063	382,107
6.00%, 10/1/43[7]	160,000	175,025
6.50%, 5/1/17-1/1/34	522,594	559,252
7.00%, 11/1/17-7/1/35	234,169	255,263
7.50%, 1/1/33	7,944	9,331
8.50%, 7/1/32	15,613	18,218
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 43.39%, 5/1/23[4]	4,779	713
Series 222, Cl. 2, 25.19%, 6/1/23[4]	494,142	75,003
Series 252, Cl. 2, 41.66%, 11/1/23[4]	464,453	70,768
Series 294, Cl. 2, 15.85%, 2/1/28[4]	51,300	7,695
Series 301, Cl. 2, 4.92%, 4/1/29[4]	4,786	1,022
Series 303, Cl. IO, 9.39%, 11/1/29[4]	86,170	13,049
Series 320, Cl. 2, 10.42%, 4/1/32[4]	347,765	68,806
Series 321, Cl. 2, 5.34%, 4/1/32[4]	993,447	260,661
Series 324, Cl. 2, 3.34%, 7/1/32[4]	9,972	2,612
Series 331, Cl. 5, 0.00%, 2/1/33[4,5]	14,379	2,772
Series 331, Cl. 9, 0.00%, 2/1/33[4,5]	293,251	59,575
Series 334, Cl. 12, 0.00%, 3/1/33[4,5]	24,728	4,624
Series 334, Cl. 17, 6.67%, 2/1/33[4]	203,787	48,012
Series 339, Cl. 12, 0.00%, 6/25/33[4,5]	355,757	60,616
Series 339, Cl. 7, 0.00%, 8/1/33[4,5]	754,531	122,504
Series 343, Cl. 13, 0.00%, 9/1/33[4,5]	334,682	52,855
Series 343, Cl. 18, 0.00%, 5/1/34[4,5]	90,074	13,604
Series 345, Cl. 9, 0.00%, 1/1/34[4,5]	233,125	40,027
Series 351, Cl. 10, 0.00%, 4/1/34[4,5]	120,845	19,234
Series 351, Cl. 8, 0.00%, 4/1/34[4,5]	195,979	31,170

4 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 356, Cl. 10, 0.00%, 6/1/35[4,5]	$146,390	$23,638
Series 356, Cl. 12, 0.00%, 2/1/35[4,5]	72,024	11,623
Series 362, Cl. 13, 0.00%, 8/1/35[4,5]	278,860	47,417
Series 364, Cl. 15, 0.00%, 9/1/35[4,5]	14,449	2,368
Series 364, Cl. 16, 0.00%, 9/1/35[4,5]	293,274	45,740
Series 365, Cl. 16, 0.00%, 3/1/36[4,5]	461,970	85,651
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1989-17, Cl. E, 10.40%, 4/25/19	898	909
Series 1993-87, Cl. Z, 6.50%, 6/25/23	345,616	390,876
Series 1998-58, Cl. PC, 6.50%, 10/25/28	261,171	296,563
Series 1998-61, Cl. PL, 6.00%, 11/25/28	124,092	138,854
Series 1999-54, Cl. LH, 6.50%, 11/25/29	213,341	239,220
Series 2001-44, Cl. QC, 6.00%, 9/25/16	9,068	9,506
Series 2001-51, Cl. OD, 6.50%, 10/25/31	17,247	19,252
Series 2001-74, Cl. QE, 6.00%, 12/25/31	334,268	375,448
Series 2002-12, Cl. PG, 6.00%, 3/25/17	4,821	5,083
Series 2003-28, Cl. KG, 5.50%, 4/25/23	2,745,659	3,011,721
Series 2004-101, Cl. BG, 5.00%, 1/25/20	603,936	631,838
Series 2004-25, Cl. PC, 5.50%, 1/25/34	15,372	16,537
Series 2005-73, Cl. DF, 0.429%, 8/25/35[2]	20,251	20,251
Series 2006-11, Cl. PS, 23.911%, 3/25/36[2]	180,062	279,491
Series 2006-46, Cl. SW, 23.543%, 6/25/36[2]	142,693	223,395
Series 2006-50, Cl. KS, 23.544%, 6/25/36[2]	202,926	317,238
Series 2007-109, Cl. NF, 0.729%, 12/25/37[2]	99,809	100,420
Series 2009-36, Cl. FA, 1.119%, 6/25/37[2]	223,397	225,550
Series 2009-70, Cl. TL, 4.00%, 8/25/19	224,507	234,808
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 33.36%, 11/18/31[4]	12,438	2,201
Series 2001-63, Cl. SD, 34.68%, 12/18/31[4]	4,432	866
Series 2001-65, Cl. S, 30.33%, 11/25/31[4]	312,067	57,567
Series 2001-68, Cl. SC, 22.58%, 11/25/31[4]	2,810	556
Series 2001-81, Cl. S, 29.84%, 1/25/32[4]	90,118	18,640
Series 2002-28, Cl. SA, 38.65%, 4/25/32[4]	2,892	558
Series 2002-38, Cl. SO, 47.31%, 4/25/32[4]	7,720	1,375
Series 2002-39, Cl. SD, 40.02%, 3/18/32[4]	5,105	1,026
Series 2002-47, Cl. NS, 35.09%, 4/25/32[4]	287,827	54,464
Series 2002-48, Cl. S, 34.57%, 7/25/32[4]	4,575	905
Series 2002-51, Cl. S, 35.30%, 8/25/32[4]	264,226	52,517
Series 2002-52, Cl. SD, 36.55%, 9/25/32[4]	359,291	74,740
Series 2002-52, Cl. SL, 36.86%, 9/25/32[4]	2,990	566
Series 2002-53, Cl. SK, 33.75%, 4/25/32[4]	17,787	3,754
Series 2002-56, Cl. SN, 36.30%, 7/25/32[4]	6,237	1,235
Series 2002-60, Cl. SM, 32.24%, 8/25/32[4]	42,749	6,629
Series 2002-7, Cl. SK, 29.06%, 1/25/32[4]	19,221	3,217
Series 2002-77, Cl. BS, 29.09%, 12/18/32[4]	26,549	5,294
Series 2002-77, Cl. IS, 44.57%, 12/18/32[4]	13,153	2,681
Series 2002-77, Cl. SH, 39.10%, 12/18/32[4]	134,753	27,937
Series 2002-84, Cl. SA, 36.24%, 12/25/32[4]	316,074	60,249
Series 2002-9, Cl. MS, 30.59%, 3/25/32[4]	4,873	1,001
Series 2002-90, Cl. SN, 33.33%, 8/25/32[4]	21,992	3,410

5 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Continued
Series 2002-90, Cl. SY, 38.44%, 9/25/32[4]	$15,819	$2,582
Series 2003-26, Cl. DI, 10.08%, 4/25/33[4]	12,999	2,581
Series 2003-33, Cl. SP, 30.60%, 5/25/33[4]	317,352	57,393
Series 2003-4, Cl. S, 32.24%, 2/25/33[4]	212,103	41,441
Series 2004-54, Cl. DS, 41.34%, 11/25/30[4]	248,608	37,874
Series 2005-12, Cl. SC, 11.06%, 3/25/35[4]	67,051	14,382
Series 2005-14, Cl. SE, 41.60%, 3/25/35[4]	198,902	33,617
Series 2005-40, Cl. SA, 49.84%, 5/25/35[4]	587,635	101,992
Series 2005-40, Cl. SB, 53.11%, 5/25/35[4]	25,812	4,484
Series 2005-52, Cl. JH, 9.74%, 5/25/35[4]	136,578	24,995
Series 2005-93, Cl. SI, 13.95%, 10/25/35[4]	476,304	71,721
Series 2008-55, Cl. SA, 16.31%, 7/25/38[4]	49,836	7,599
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	273,053	24,783
Series 2012-40, Cl. PI, 3.13%, 4/25/41[4]	226,426	42,619
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.37%, 9/25/23[6]	155,233	150,580

		70,694,271
GNMA/Guaranteed—0.2%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	14,786	16,700
8.50%, 8/15/17-12/15/17	48,678	51,748
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 62.72%, 2/16/32[4]	405,932	74,495
Series 2007-17, Cl. AI, 17.04%, 4/16/37[4]	123,215	23,351
Series 2011-52, Cl. HS, 8.62%, 4/16/41[4]	818,034	205,423
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	56,411	66,852
Series 2000-7, Cl. Z, 8.00%, 1/16/30	22,003	25,750

		464,319
Non-Agency—13.2%
Commercial—8.3%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 1997-D4, Cl. PS1, 8.56%, 4/14/29[4]	1,844,118	86,755
Banc of America Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Collateralized Mtg. Obligations, Series 2006-6, Cl. AM, 5.39%, 10/10/45	425,000	452,465
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24[3,4,5]	1,857,361	88,408
CD Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	16,559	16,575
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.336%, 12/10/49[2]	410,000	451,286
Series 2013-GCJ11, 4.459%, 4/10/23[1]	160,000	135,629
COMM Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2012-CR4, Cl. D, 4.73%, 10/15/45[1,2]	50,000	44,005
Series 2012-CR5, Cl. E, 4.48%, 12/10/45[1,2]	75,000	64,860
Series 2013-CR7, Cl. D, 4.501%, 3/10/46[1,2]	175,000	146,215

6 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Continued
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[1,4,5]	$4,075,219	$178,519
Series 2012-CR5, Cl. XA, 1.82%, 12/10/45[4]	2,808,388	309,417
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. AM, 5.867%, 12/10/49[2]	475,000	518,559
Countrywide Alternative Loan Trust, Series 2006-J2, Cl. A7, 6%, 4/25/36	10,280	8,817
Countrywide Home Loans:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	44,344	44,309
Series 2007-J3, Cl. A9, 6.00%, 7/25/37	181,966	150,486
Credit Suisse Commercial Mortgage Trust, Series 2006-6, Cl. 1A4, 6%, 7/25/36	312,579	241,256
Credit Suisse Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.567%, 2/15/39[2]	275,000	296,818
Credit Suisse First Boston Commercial Trust, Commercial Mtg. Pass-Through Certificates, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	410,000	436,135
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1A, Cl. E, 5.728%, 11/10/46[1,2]	75,000	73,001
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	333,426	339,706
Series 2005-FA8, Cl. 1A6, 0.829%, 11/25/35[2]	306,118	232,785
Series 2005-FA9, Cl. A4A, 5.50%, 12/25/35	17,991	15,946
Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	239,946	177,861
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[2]	354,219	305,267
FREMF Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2013-K25, Cl. C, 3.742%, 11/25/45[1,2]	90,000	74,710
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,2]	60,000	49,599
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,2]	95,000	77,466
Series 2013-K28, Cl. C, 3.614%, 6/25/46[1,2]	95,000	77,502
Series 2013-K712, Cl. C, 3.483%, 5/25/45[1,2]	160,000	142,610
GE Capital Commercial Mortgage Corp., Collateralized Mtg. Obligations, Series 2005-C4, Cl. AJ, 5.489%, 11/10/45[2]	380,000	368,172
GS Mortgage Securities Trust:
Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[2]	420,274	451,909
Series 2011-GC3, Cl. A1, 2.331%, 3/10/44[1]	168,399	170,611
GSR Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/25/35[2]	228,029	226,764
IndyMac Index Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2005-AR23, Cl. 6A1, 4.706%, 11/25/35[2]	460,050	381,184
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	415,000	388,597
Series 2011-C3, Cl. A1, 1.875%, 2/15/46[1]	174,118	175,218
JP Morgan Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	483,437	442,221
JPMorgan Resecuritization Trust, Collateralized Mtg. Obligations, Series 2009-5, Cl. 1A2, 2.613%, 7/26/36[1,2]	412,048	315,337
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 1998-C1, Cl. IO, 0%, 2/18/30[4,5]	843,937	24,299
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2,3]	88,532	77,549
Merrill Lynch Mortgage Trust, Collateralized Mtg. Obligations, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[2]	425,000	460,032

7 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Continued
Morgan Stanley Bank of America Merrill Lynch Trust, Commercial Mtg. Pass-Through Certificates:
Series 2012-C6, Cl. E, 4.82%, 11/15/45[1,2]	$145,000	$127,333
Series 2013-C7, Cl. D, 4.444%, 2/15/46[1,2]	175,000	145,596
Series 2013-C8, Cl. D, 4.311%, 12/15/48[1,2]	130,000	108,780
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	415,000	445,554
Series 2007-IQ15, Cl. AM, 6.107%, 6/11/49[2]	490,000	527,428
Morgan Stanley Reremic Trust, Collateralized Mtg. Obligations, Series 2012-R3, Cl. 1B, 2.346%, 11/26/36[2,3]	479,160	257,028
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 1999-C1, Cl. X, 6.79%, 5/18/32[4]	7,615,930	3,321
Structured Adjustable Rate Mortgage Loan Trust:
Series 2006-4, Cl. 6A, 5.168%, 5/25/36[2]	277,860	234,085
Series 2007-6, Cl. 3A1, 4.689%, 7/25/37[2]	464,814	381,815
UBS-Barclays Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 5.049%, 5/10/63[1,2]	65,000	56,628
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.473%, 12/25/35[2]	282,764	259,122
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[2]	96,153	90,108
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	332,735	348,724
Series 2007-AR3, Cl. A4, 5.679%, 4/25/37[2]	112,482	106,970
Series 2007-AR8, Cl. A1, 5.942%, 11/25/37[2]	309,909	275,483
WF-RBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2012-C10, Cl. D, 4.609%, 12/15/45[1,2]	75,000	65,214
Series 2012-C7, Cl. E, 5.004%, 6/15/45[1,2]	120,000	106,267
Series 2012-C8, Cl. E, 5.041%, 8/15/45[1,2]	145,000	130,523
Series 2013-C11, Cl. D, 4.324%, 3/15/45[1,2]	74,000	61,239

		12,450,078
Multi-Family—0.9%
Citigroup Mortgage Loan Trust, Series 2006-AR3, Cl. 1A2A, 5.457%, 6/25/36[2]	293,805	271,946
Countrywide Alternative Loan Trust:
Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	81,394	75,702
Series 2005-J14, Cl. A7, 5.50%, 12/25/35	76,565	66,479
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	96,506	78,487
Countrywide Home Loans, Collateralized Mtg. Obligations, Series 2006-20, Cl. 1A17, 5.75%, 2/25/37	451,787	396,171
JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.807%, 5/25/37[2]	110,705	104,860
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.642%, 3/25/36[2]	198,264	196,584

		1,190,229
Other—0.0%
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 1987-3, Cl. B, 23.92%, 10/23/17[4]	20	—
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 1987-3, Cl. A, 25.01%, 10/23/17[6]	29	29

		29

8 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential—4.0%
Banc of America Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-4, Cl. AM, 6.001%, 2/10/51[2]	$470,000	$516,104
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	285,692	252,376
Series 2007-C, Cl. 1A4, 5.38%, 5/20/36[2]	119,727	116,792
Banc of America Mortgage Securities Trust, Collateralized Mtg. Obligations, Series 2007-1, Cl. 1A24, 6%, 3/25/37	209,626	195,763
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.289%, 7/25/36[2]	233,659	226,538
CD Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	100,000	101,000
Countrywide Alternative Loan Trust, Series 2007-19, Cl. 1A34, 6%, 8/25/37	472,562	372,734
Countrywide Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.299%, 6/25/47[2]	4,135	4,128
Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	219,784	210,403
Series 2005-29, Cl. A1, 5.75%, 12/25/35	244,927	225,238
Series 2005-30, Cl. A5, 5.50%, 1/25/36	168,396	164,616
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	28,034	28,745
Series 2006-17, Cl. A2, 6.00%, 12/25/36	356,540	322,478
Series 2007-15, Cl. 1A29, 6.25%, 9/25/37	272,010	250,225
Credit Suisse Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-3, Cl. 2A10, 6%, 4/25/37	277,749	240,809
CWABS Asset-Backed Certificates Trust, Series 2005-16, Cl. 2AF2, 5.071%, 5/25/36[2]	234,392	232,248
GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	163,324	159,676
JP Morgan Alternative Loan Trust, Series 2006-S4, Cl. A6, 5.71%, 12/25/36[2]	435,226	408,114
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.279%, 8/25/36[2]	58,228	25,994
MLCC Mortgage Investors, Inc., Mtg. Pass-Through Certificates, Series 2006-3, Cl. 2A1, 2.378%, 10/25/36[2]	35,371	33,814
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29[3,9]	3,370,016	219,051
RALI Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	1,480	1,158
RALI Trust, Mtg. Pass-Through Certificates:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	91,278	93,303
Series 2006-QS13, Cl. 1A5, 6.00%, 9/25/36	42,241	33,043
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	17,910	14,300
Residential Asset Securitization Trust, Series 2005-A15, Cl. 1A4, 5.75%, 2/25/36	114,115	103,420
WaMu Mortgage Pass-Through Certificates Trust:
Series 2006-AR18, Cl. 3A1, 4.335%, 1/25/37[2]	181,091	155,522
Series 2007-HY1, Cl. 4A1, 2.539%, 2/25/37[2]	45,673	39,461
Series 2007-HY5, Cl. 3A1, 4.891%, 5/25/37[2]	585,349	558,105
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Cl. 1A1, 6.25%, 11/25/37	347,489	318,480
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	343,959	355,020

9 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential Continued
Series 2006-AR14, Cl. 1A2, 5.589%, 10/25/36[2]	$264,731	$255,554

		6,234,212

Total Mortgage-Backed Obligations (Cost $93,803,344)		91,033,138
U.S. Government Obligations—2.2%
Federal Home Loan Mortgage Corp. Nts.:
0.875%, 10/14/16-3/7/18	1,250,000	1,236,503
1.375%, 5/1/20	694,000	661,706
2.375%, 1/13/22[11]	894,000	872,104
Federal National Mortgage Assn. Nts.:
1.625%, 11/27/18	347,000	346,053
1.875%, 9/18/18	305,000	308,808

Total U.S. Government Obligations (Cost $3,474,139)		3,425,174
Corporate Bonds and Notes—41.9%
Consumer Discretionary—5.4%
Auto Components—0.5%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	395,000	421,662
TRW Automotive, Inc., 4.50% Sr. Unsec. Nts., 3/1/21[1]	245,000	247,450

		669,112
Automobiles—1.5%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[1]	406,000	408,007
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	341,062
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	936,000	1,042,496
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[1]	128,000	126,240
General Motors Financial Co., Inc., 4.25% Sr. Unsec. Nts., 5/15/23[1]	349,000	319,771

		2,237,576
Hotels, Restaurants & Leisure—0.3%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	134,000	133,652
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	261,000	318,877

		452,529
Household Durables—0.5%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	446,000	464,397
Lennar Corp., 4.125% Sr. Unsec. Nts., 12/1/18	398,000	382,080

		846,477
Media—1.4%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	292,000	412,475
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	258,000	246,253
Historic TW, Inc., 9.15% Debs., 2/1/23	61,000	80,993
Interpublic Group of Cos., Inc. (The), 6.25% Sr. Unsec. Nts., 11/15/14	297,000	311,850
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	453,000	422,422
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	162,000	179,057
Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	257,000	280,850

		1,933,900

10 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multiline Retail—0.7%
Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	$469,000	$498,958
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	650,000	675,176

		1,174,134
Specialty Retail—0.3%
Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21[1]	420,000	392,700
Textiles, Apparel & Luxury Goods—0.2%
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	405,000	384,750
Consumer Staples—2.4%
Beverages—1.0%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	324,000	478,130
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	423,000	391,804
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[1]	433,000	450,549
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[1]	206,000	206,050

		1,526,533
Food & Staples Retailing—0.4%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	215,000	210,709
Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	227,000	236,447
Wal-Mart Stores, Inc., 4% Sr. Unsec. Unsub. Nts., 4/11/43	201,000	179,900

		627,056
Food Products—0.4%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	332,000	353,580
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	61,000	62,449
8.50% Sr. Unsec. Nts., 6/15/19	289,000	360,354

		776,383
Personal Products—0.3%
Avon Products, Inc., 5% Sr. Unsec. Nts., 3/15/23	420,000	423,554
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	227,000	347,154
Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	227,000	209,000

		556,154
Energy—6.5%
Energy Equipment & Services—0.9%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	471,000	500,886
Noble Holding International Ltd., 7.375% Sr. Unsec. Nts., 3/15/14	403,000	414,562
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	318,000	328,819
Weatherford International Ltd. Bermuda, 4.50% Sr. Unsec. Unsub. Nts., 4/15/22	224,000	222,169

		1,466,436
Oil, Gas & Consumable Fuels—5.6%
Anadarko Petroleum Corp.:
6.20% Sr. Unsec. Nts., 3/15/40	163,000	183,285
7.625% Sr. Unsec. Nts., 3/15/14	316,000	325,584
Buckeye Partners LP, 4.15% Sr. Unsec. Nts., 7/1/23	235,000	229,877
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[1]	182,000	187,099

11 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	$388,000	$393,820
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	147,000	126,254
Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	428,000	422,115
Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21	460,000	527,070
DCP Midstream LLC:
5.375% Sr. Unsec. Nts., 10/15/15[1]	290,000	311,538
5.85% Jr. Sub. Nts., 5/21/43[1,2]	422,000	388,240
DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	415,000	411,589
3.875% Sr. Unsec. Nts., 3/15/23	214,000	195,181
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	326,000	343,491
EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	219,000	225,386
Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21	345,000	354,908
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	136,000	143,264
8.50% Sr. Unsec. Nts., 4/15/14	324,000	336,524
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	398,000	419,890
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]	420,000	438,900
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	471,000	471,000
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	232,000	232,542
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	238,000	246,146
4.75% Sr. Unsec. Nts., 3/15/24	194,000	200,398
Talisman Energy, Inc.:
5.125% Sr. Unsec. Nts., 5/15/15	315,000	333,689
6.25% Sr. Unsec. Unsub. Nts., 2/1/38	121,000	122,997
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21[1]	395,000	404,875
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	222,000	200,965
Woodside Finance Ltd.:
4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	354,000	375,253
5.00% Sr. Unsec. Nts., 11/15/13[1]	366,000	367,689

		8,919,569
Financials—13.8%
Capital Markets—2.8%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[1]	575,000	677,876
Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	209,000	194,873
Deutsche Bank AG, 4.296% Jr. Sub. Nts., 5/24/28[2]	423,000	382,930
Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	477,000	463,033
Goldman Sachs Group, Inc. (The), 2.90% Sr. Unsec. Nts., 7/19/18	700,000	706,563
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	672,000	734,012
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	821,000	824,254
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	435,076

		4,418,617
Commercial Banks—4.7%
Abbey National Treasury Services plc, 3.05% Sr. Unsec. Nts., 8/23/18	308,000	313,329
Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	419,000	441,470
Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	399,000	417,498

12 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks Continued
BPCE SA, 1.70% Sr. Unsec. Nts., 4/25/16	$654,000	$657,499
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/1/23	420,000	407,579
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	388,000	396,730
Fifth Third Capital Trust IV, 6.50% Jr. Sub. Nts., 4/15/37[2]	765,000	764,044
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[2]	890,000	912,250
LBG Capital No. 1 plc, 7.875% Unsec. Sub. Nts., 11/1/20[1]	374,000	399,806
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	309,000	341,694
PNC Financial Services Group, Inc. (The), 4.85% Jr. Sub. Perpetual Bonds[2,8]	441,000	380,363
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[1,2,8]	667,000	680,340
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U2,8	400,000	384,000
Santander Holdings USA, Inc., 3.45% Sr. Unsec. Nts., 8/27/18	142,000	145,216
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K2,8	528,000	583,440

		7,225,258
Consumer Finance—0.6%
Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	389,000	387,765
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	481,000	459,974
National Rural Utilities Cooperative Finance Corp., 4.75% Sr. Unsec. Sub. Nts., 4/30/43[2]	223,000	206,833

		1,054,572
Diversified Financial Services—1.8%
Bank of America Corp., 5.20% Jr. Sub. Perpetual Bonds[2,8]	215,000	189,200
Citigroup, Inc., 6.675% Sub. Nts., 9/13/43	344,000	371,651
CME Group, Inc., 5.30% Sr. Unsec. Nts., 9/15/43	206,000	213,264
ING Bank NV, 5.80% Sub. Nts., 9/25/23[1]	313,000	316,853
ING US, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	420,000	385,405
Jefferies Group LLC, 5.125% Sr. Unsec. Nts., 1/20/23	228,000	230,305
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[2,8]	752,000	816,705
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	354,000	439,622
MidAmerican Energy Co., 4.80% Sec. Nts., 9/15/43	152,000	154,972

		3,117,977
Insurance—2.7%
Allstate Corp. (The), 5.75% Sub. Nts., 8/15/53[2]	400,000	390,750
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	368,000	415,401
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	260,000	300,362
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[1]	425,000	445,353
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[1]	332,000	324,577
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]	688,000	677,680
Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	101,000	104,674
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[2]	300,000	273,600
QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[1]	511,000	498,471
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,8]	663,000	696,279

		4,127,147

13 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs)—1.2%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	$149,000	$154,831
7.00% Sr. Unsec. Nts., 10/15/17	413,000	475,995
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	165,000	157,163
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	411,000	424,042
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	297,000	275,603
National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	332,000	343,870

		1,831,504
Health Care—1.4%
Biotechnology—0.5%
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	504,000	479,015
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	232,000	257,511

		736,526
Health Care Equipment & Supplies—0.3%
Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	394,000	392,621
Health Care Providers & Services—0.2%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	237,000	276,161
Pharmaceuticals—0.4%
Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	373,000	380,151
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[1]	187,000	184,225
Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18[1]	151,000	149,663

		714,039
Industrials—2.8%
Aerospace & Defense—0.5%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	382,000	381,045
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	405,000	438,412

		819,457
Building Products—0.2%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	333,000	325,602
Commercial Services & Supplies—0.3%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	395,000	393,025
Industrial Conglomerates—0.3%
General Electric Capital Corp., 5.25% Jr. Sub. Perpetual Bonds[2,8]	440,000	408,980
Machinery—0.5%
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[1]	548,000	545,527
Starwood Hotels & Resorts Worldwide, Inc., 7.375% Sr. Unsec. Nts., 11/15/15	148,000	166,225

		711,752
Professional Services—0.2%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	400,000	387,000

14 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Road & Rail—0.5%
Kansas City Southern Railway, 4.30% Sr. Unsec. Nts., 5/15/43[1]	$170,000	$151,034
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 7/11/14[1]	442,000	447,022
4.25% Sr. Unsec. Nts., 1/17/23[1]	230,000	224,181

		822,237
Trading Companies & Distributors—0.3%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	376,000	393,429
Information Technology—1.8%
Computers & Peripherals—0.6%
Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	706,000	724,469
4.75% Sr. Unsec. Nts., 6/2/14	154,000	158,075

		882,544
Electronic Equipment, Instruments, & Components—0.8%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	124,000	129,397
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	527,000	547,986
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	500,000	505,057

		1,182,440
IT Services—0.1%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	207,000	186,651
Office Electronics—0.3%
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	391,000	407,844
Materials—3.3%
Chemicals—0.5%
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	123,000	121,386
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	380,000	383,800
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	227,000	212,783
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	236,000	208,257

		926,226
Containers & Packaging—0.6%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	421,000	442,050
Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	432,000	427,907

		869,957
Metals & Mining—1.8%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	238,000	250,353
Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	190,000	168,330
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	142,406
Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18	392,000	394,136
Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	403,000	404,215
3.875% Sr. Unsec. Nts., 3/15/23[1]	425,000	392,755

15 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining Continued
Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	$245,000	$258,248
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	463,000	499,567

		2,510,010
Paper & Forest Products—0.4%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[1]	306,000	299,034
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	308,000	330,275

		629,309
Telecommunication Services—2.8%
Diversified Telecommunication Services—2.3%
AT&T, Inc., 6.30% Sr. Unsec. Unsub. Nts., 1/15/38	318,000	344,745
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	264,000	391,864
CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	374,000	366,988
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	344,000	381,840
Koninklijke KPN NV, 7% Sr. Sub. Nts., 3/28/73[1,2]	382,000	384,894
MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[1]	426,000	429,727
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	386,000	373,426
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	283,000	301,756
Verizon Communications, Inc.:
6.40% Sr. Unsec. Nts., 2/15/38	195,000	215,370
6.55% Sr. Unsec. Nts., 9/15/43	583,000	660,385

		3,850,995
Wireless Telecommunication Services—0.5%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	334,000	275,314
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	227,000	205,178
Rogers Communications, Inc., 5.45% Sr. Unsec. Nts., 10/1/43[7]	114,000	113,384
Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43	121,000	105,588

		699,464
Utilities—1.7%
Electric Utilities—1.3%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	438,000	464,233
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[1,2,8]	360,000	341,139
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	230,000	226,914
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	179,000	177,189
Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	198,000	200,982
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	329,000	311,941
PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	429,000	467,606

		2,190,004
Energy Traders—0.3%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	455,000	459,233
Multi-Utilities—0.1%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	155,000	166,376

Total Corporate Bonds and Notes (Cost $64,939,007)		65,503,820

16 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
	Shares
Investment Company—14.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[12,13] (Cost $23,251,561)	$23,251,561	$23,251,561
Total Investments, at Value (Cost $208,800,467)	132.2%	206,575,364
Liabilities in Excess of Other Assets	(32.2)%	(50,294,814)

Net Assets	100.0%	$156,280,550

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,190,757 or 16.76% of the Fund’s net assets as of September 30, 2013.
2.	Represents the current interest rate for a variable or increasing rate security.
3.	Restricted security. The aggregate value of restricted securities as of September 30, 2013 was $702,973, which represents 0.45% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24	4/21/97	$389,638	$88,408	$(301,230)
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/26/24	1/28/02	86,735	77,549	(9,186)
Morgan Stanley Reremic Trust, Collateralized Mtg. Obligations, Series 2012-R3, Cl. 1B, 2.346%, 11/26/36	10/24/12	238,558	257,028	18,470
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29	8/10/10	3,281,116	219,051	(3,062,065)
Santander Drive Auto Receivables Trust, Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-4/9/13	$60,595	$60,937	$342

		$4,056,642	$702,973	$(3,353,669)

4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,654,719 or 2.34% of the Fund’s net assets as of September 30, 2013.
5.	Interest rate is less than 0.0005%
6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $214,092 or 0.14% of the Fund’s net assets as of September 30, 2013.

17 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

7.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2013. See accompanying Notes.
8.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
9.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
10.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
11.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $270,216. See accompanying Notes.
12.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares September 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	28,238,653	44,120,948	49,108,040	23,251,561

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$23,251,561	$21,332

13.	Rate shown is the 7-day yield as of September 30, 2013.

Futures Contracts as of September 30, 2013:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	CBT	Sell	12/19/13	40	$(26,757)
U.S. Treasury Nts., 2 yr.	CBT	Sell	12/31/13	69	(20,518)
U.S. Treasury Nts., 5 yr.	CBT	Sell	12/31/13	89	(122,102)
U.S. Treasury Nts., 10 yr.	CBT	Sell	12/19/13	13	(1,547)
U.S. Treasury Ultra Bonds	CBT	Buy	12/19/13	54	232,058

					$61,134

Glossary:

Exchange Abbreviations

CBT     Chicago Board of Trade

18 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$73,089,910
Sold securities	21,335,560

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2013 is as follows:

19 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Cost	$3,281,1166
Market Value	$219,051
Market Value as a % of Net Assets	0.14%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and

20 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as

21 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$23,361,671	$—	$23,361,671
Mortgage-Backed Obligations	—	90,736,538	296,600	91,033,138
U.S. Government Obligations	—	3,425,174	—	3,425,174
Corporate Bonds and Notes	—	65,503,820	—	65,503,820
Investment Company	23,251,561	—	—	23,251,561

Total Investments, at Value	23,251,561	183,027,203	296,600	206,575,364
Other Financial Instruments:
Variation Margin Receivable	3,058	—	—	3,058

Total Assets	$23,254,619	$183,027,203	$296,600	$206,578,422

Liabilities Table
Other Financial Instruments:
Variation Margin Payble	$(20,730)	$—	$—	$(20,730)

Total Liabilities	$(20,730)	$—	$—	$(20,730)

22 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

23 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

24 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended September 30, 2013, the Fund had an ending monthly average market value of $9,394,491 and $31,978,641 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated

25 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the period ended September 30, 2013, the Fund had ending monthly average notional amounts of $740,000 credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

26 OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of September 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$208,860,341
Federal tax cost of other investments	(25,337,706)

Total federal tax cost	$183,522,635

Gross unrealized appreciation	$5,508,849
Gross unrealized depreciation	(7,732,636)

Net unrealized depreciation	$(2,223,787)

27 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

	Shares	Value

Common Stocks—99.5%

Consumer Discretionary—15.4%

Automobiles—2.1%
Bayerische Motoren Werke (BMW) AG, Preference	727,704	$59,358,697

Hotels, Restaurants & Leisure—1.8%
Gtech SpA	424,670	12,128,446

McDonald’s Corp.	398,670	38,356,041

		50,484,487

Media—3.3%
Grupo Televisa SAB, Sponsored ADR	822,035	22,975,878

Walt Disney Co. (The)	842,340	54,322,507

Zee Entertainment Enterprises Ltd.	3,933,253	14,441,107

		91,739,492

Specialty Retail—3.0%
Industria de Diseno Textil SA (Inditex)	330,888	51,131,562

Tiffany & Co.	450,770	34,537,997

		85,669,559

Textiles, Apparel & Luxury Goods—5.2%
Brunello Cucinelli SpA	103,468	3,363,006

Kering	233,450	52,343,047

LVMH Moet Hennessy Louis Vuitton SA	297,450	58,622,719

Tod’s SpA	157,808	29,589,701

		143,918,473

Consumer Staples—6.3%

Beverages—1.9%
Companhia de Bebidas das Americas, Preference, ADR	556,475	21,340,816

Fomento Economico Mexicano SAB de CV, Sponsored ADR	324,735	31,528,521

		52,869,337

Food Products—2.6%
Nestle SA	435,604	30,510,631

Unilever plc	1,094,843	42,284,661

		72,795,292

Household Products—1.8%
Colgate-Palmolive Co.	823,280	48,820,504

Energy—3.3%

Energy Equipment & Services—2.5%
Technip SA	436,740	51,298,759

Transocean Ltd.	454,742	20,236,019

		71,534,778

	Shares	Value

Oil, Gas & Consumable Fuels—0.8%
Repsol SA	936,873	$23,303,455

Financials—20.2%

Capital Markets—5.6%
Credit Suisse Group AG1	866,805	26,561,722

Deutsche Bank AG	939,129	43,120,706

Goldman Sachs Group, Inc. (The)	182,640	28,895,474

UBS AG1	2,988,910	61,147,523

		159,725,425

Commercial Banks—4.9%
Banco Bilbao Vizcaya Argentaria SA	3,192,518	35,866,354

ICICI Bank Ltd., Sponsored ADR	954,230	29,084,930

Itau Unibanco Holding SA, Preference, ADR	1,715,579	24,223,976

Societe Generale	391,689	19,534,373

Sumitomo Mitsui Financial Group, Inc.	594,600	28,866,623

		137,576,256

Diversified Financial Services—4.2%
BM&FBovespa SA	3,951,800	22,074,306

Citigroup, Inc.	657,100	31,875,921

McGraw Hill Financial, Inc.	785,060	51,492,085

Moscow Exchange (The)	7,231,803	13,849,156

		119,291,468

Insurance—4.9%
Allianz SE	288,398	45,337,228

Dai-ichi Life Insurance Co. Ltd. (The)	2,064,400	29,590,569

Fidelity National Financial, Inc., Cl. A	651,170	17,321,122

Prudential plc	2,302,607	42,926,524

		135,175,443

Real Estate Management & Development—0.6%
DLF Ltd.	7,902,716	16,077,966

Health Care—12.9%

Biotechnology—3.7%
Biogen Idec, Inc.[1]	58,750	14,144,650

Gilead Sciences, Inc.[1]	497,730	31,277,353

Medivation, Inc.[1]	137,340	8,232,160

Theravance, Inc.[1]	578,130	23,639,736

ThromboGenics NV1	15,462	401,421

Vertex Pharmaceuticals, Inc.[1]	342,620	25,977,448

		103,672,768

Health Care Equipment & Supplies—1.5%
St. Jude Medical, Inc.	280,130	15,026,173

1    OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Health Care Equipment & Supplies (Continued)
Zimmer Holdings, Inc.	342,930	$28,168,270

		43,194,443

Health Care Providers & Services—3.7%
Aetna, Inc.	687,820	44,034,237

WellPoint, Inc.	693,475	57,981,445

		102,015,682

Pharmaceuticals—4.0%
Allergan, Inc.	198,210	17,928,095

Bayer AG	350,405	41,317,714

Roche Holding AG	122,574	33,065,279

Shire plc	518,160	20,747,293

		113,058,381

Industrials—13.3%

Aerospace & Defense—3.7%
Embraer SA, ADR	779,413	25,307,540

European Aeronautic Defence & Space Co.	1,232,950	78,587,440

		103,894,980

Air Freight & Couriers—1.1%
United Parcel Service, Inc., Cl. B	326,010	29,787,534

Building Products—1.7%
Assa Abloy AB, Cl. B	1,007,679	46,266,761

Construction & Engineering—0.5%
FLSmidth & Co. AS	241,381	12,999,402

Electrical Equipment—2.6%
Emerson Electric Co.	416,250	26,931,375

Nidec Corp.	291,500	24,138,762

OSRAM Licht AG1	35,503	1,666,729

Prysmian SpA	666,398	16,311,186

		69,048,052

Industrial Conglomerates—3.0%
3M Co.	354,160	42,290,246

Siemens AG	334,869	40,371,485

		82,661,731

Machinery—0.7%
FANUC Corp.	111,700	18,471,391

Information Technology—24.9%

Communications Equipment—4.0%
Juniper Networks, Inc.[1]	1,085,890	21,565,775

Telefonaktiebolaget LM Ericsson, Cl. B	6,752,823	89,942,373

		111,508,148

Computers & Peripherals—0.5%
Fusion-io, Inc.[1]	1,065,060	14,261,153

Electronic Equipment, Instruments, & Components—3.6%
Keyence Corp.	104,111	39,654,781

Kyocera Corp.	416,000	22,164,335

	Shares	Value

Electronic Equipment, Instruments, & Components (Continued)
Murata Manufacturing Co. Ltd.	528,400	$40,489,655

		102,308,771

Internet Software & Services—5.6%
eBay, Inc.[1]	1,067,630	59,563,078

Facebook, Inc., Cl. A1	640,660	32,186,758

Google, Inc., Cl. A1	73,040	63,976,466

		155,726,302

IT Services—0.5%
Infosys Ltd.	289,433	13,916,211

Semiconductors & Semiconductor Equipment—4.2%
Altera Corp.	1,324,940	49,234,770

Maxim Integrated Products, Inc.	1,369,235	40,803,203

Taiwan Semiconductor Manufacturing Co. Ltd.	7,371,184	25,062,812

		115,100,785

Software—6.5%
Adobe Systems, Inc.[1]	882,663	45,845,516

Intuit, Inc.	619,810	41,099,601

Microsoft Corp.	1,108,100	36,910,811

Red Hat, Inc.[1]	53,440	2,465,722

SAP AG	758,433	56,057,309

		182,378,959

Materials—1.0%

Chemicals—1.0%
Linde AG	139,196	27,584,296

Telecommunication Services—1.6%

Wireless Telecommunication Services—1.6%
KDDI Corp.	896,900	46,166,746

Utilities—0.6%

Electric Utilities—0.6%
Fortum OYJ	701,156	15,821,734

Total Common Stocks (Cost $1,608,209,215)		2,778,184,862

	Units

Rights, Warrants and Certificates—0.0%
Banco Bilbao Vizcaya Argentaria SA Rts., Strike Price 0.001EUR, 10/14/13[1] (Cost $391,913)	2,923,396	399,447

2    OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Investment Company—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3](Cost $19,161,850)	19,161,850	$19,161,850

Total Investments, at Value
(Cost $1,627,762,978)	100.2%	2,797,746,159

Liabilities in Excess of
Other Assets	(0.2)	(5,756,493)

Net Assets	100.0%	$2,791,989,666

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR	Euro

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares September 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	30,612,139	224,860,903	236,311,192	19,161,850

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$19,161,850	$10,572

3. Rate shown is the 7-day yield as of September 30, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,118,351,095	40.0%
Germany	314,814,164	11.3
Japan	249,542,862	8.9
France	181,798,898	6.5
Switzerland	151,285,155	5.4
Sweden	136,209,134	4.9
Spain	110,700,818	3.9
Brazil	92,946,638	3.3
United Kingdom	85,211,185	3.0
Netherlands	78,587,440	2.8
India	73,520,214	2.6
Italy	61,392,339	2.2
Mexico	54,504,399	2.0
Taiwan	25,062,812	0.9
Ireland	20,747,293	0.7
Finland	15,821,734	0.6
Russia	13,849,156	0.5
Denmark	12,999,402	0.5
Belgium	401,421	0.0

Total	$2,797,746,159	100.0%

3    OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has changed its name to Oppenheimer Global Fund/VA from Oppenheimer Global Securities Fund/VA.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale

4    OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued

5    OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

6    OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$150,192,423	$280,978,285	$—	$431,170,708
Consumer Staples	101,689,841	72,795,292	—	174,485,133
Energy	20,236,019	74,602,214	—	94,838,233
Financials	196,742,664	371,103,894	—	567,846,558
Health Care	266,409,567	95,531,707	—	361,941,274
Industrials	124,316,695	238,813,156	—	363,129,851
Information Technology	407,912,853	287,287,476	—	695,200,329
Materials	—	27,584,296	—	27,584,296
Telecommunication Services	—	46,166,746	—	46,166,746
Utilities	—	15,821,734	—	15,821,734
Rights, Warrants and Certificates	399,447	—	—	399,447
Investment Company	19,161,850	—	—	19,161,850

Total Assets	$1,287,061,359	$1,510,684,800	$—	$2,797,746,159

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Commons Stocks
Consumer Discretionary	$(56,375,412)	$56,375,412
Consumer Staples	(29,739,726)	29,739,726
Financials	(79,568,248)	79,568,248
Health Care	(43,061,629)	43,061,629
Industrials	(57,122,804)	57,122,804
Information Technology	(121,877,094)	121,877,094
Materials	(25,410,199)	25,410,199

Total Assets	$(413,155,112)	$413,155,112

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,652,076,466

Gross unrealized appreciation	$1,193,856,107
Gross unrealized depreciation	(48,186,414)

Net unrealized appreciation	$1,145,669,693

7    OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

	Shares	Value

Common Stocks—99.6%

Consumer Discretionary—9.3%

Auto Components—0.7%
Delphi Automotive plc	176,920	$10,335,666

Automobiles—1.2%
Ford Motor Co.	978,690	16,510,500

Media—1.9%
Time Warner, Inc.	404,260	26,604,351

Specialty Retail—4.7%
AutoZone, Inc.[1]	99,470	42,048,953

TJX Cos., Inc. (The)	433,710	24,456,907

		66,505,860

Textiles, Apparel & Luxury Goods—0.8%
PVH Corp.	88,820	10,542,046

Consumer Staples—8.7%

Beverages—0.5%
Dr Pepper Snapple Group, Inc.	152,130	6,818,467

Food Products—3.5%
J.M. Smucker Co. (The)	63,450	6,664,788

Kraft Foods Group, Inc.	347,926	18,245,239

Mondelez International, Inc., Cl. A	748,170	23,507,501

		48,417,528

Household Products—1.7%
Henkel AG & Co. KGaA	137,564	12,183,255

Henkel AG & Co. KGaA, Preference	116,465	12,000,216

		24,183,471

Tobacco—3.0%
Philip Morris International, Inc.	490,879	42,505,213

Energy—9.0%

Energy Equipment & Services—3.5%
National Oilwell Varco, Inc.	627,870	49,042,926

Oil, Gas & Consumable Fuels—5.5%
Chevron Corp.	390,630	47,461,545

Noble Energy, Inc.	433,400	29,042,134

		76,503,679

Financials—19.2%

Commercial Banks—2.5%
CIT Group, Inc.[1]	723,060	35,263,636

Consumer Finance—3.2%
Discover Financial Services	884,620	44,708,695

Diversified Financial Services—9.4%
Citigroup, Inc.	492,358	23,884,287

CME Group, Inc.	171,080	12,639,390

JPMorgan Chase & Co.	1,159,580	59,938,690

McGraw Hill Financial, Inc.	544,191	35,693,488

		132,155,855

	Shares	Value

Insurance—4.1%
American International Group, Inc.	532,470	$25,894,016

Lincoln National Corp.	210,750	8,849,392

Marsh & McLennan Cos., Inc.	515,300	22,441,315

		57,184,723

Health Care—17.7%

Biotechnology—0.6%
Gilead Sciences, Inc.[1]	141,570	8,896,259

Health Care Equipment & Supplies—3.0%
Covidien plc	691,320	42,129,041

Health Care Providers & Services—5.1%
Express Scripts Holding Co.[1]	716,897	44,289,897

UnitedHealth Group, Inc.	368,610	26,396,162

		70,686,059
Pharmaceuticals—9.0%

AbbVie, Inc.	308,790	13,812,177

Actavis, Inc.[1]	160,310	23,084,640

Allergan, Inc.	312,140	28,233,063

Pfizer, Inc.	707,239	20,304,832

Sanofi	140,100	14,207,339

Zoetis, Inc.	836,450	26,030,324

		125,672,375

Industrials—10.6%

Aerospace & Defense—0.6%
L-3 Communications Holdings, Inc.	84,300	7,966,350

Air Freight & Couriers—1.2%
United Parcel Service, Inc., Cl. B	181,770	16,608,325

Commercial Services & Supplies—3.1%
ADT Corp. (The)	227,752	9,260,396

Tyco International Ltd.	978,515	34,228,455

		43,488,851

Professional Services—2.0%
Towers Watson & Co., Cl. A	266,510	28,505,910

Road & Rail—3.7%
Canadian National Railway Co.	383,620	38,887,560

CSX Corp.	503,280	12,954,427

		51,841,987

Information Technology—20.7%

Communications Equipment—1.5%
QUALCOMM, Inc.	310,061	20,885,709

Computers & Peripherals—5.2%
Apple, Inc.	121,192	57,778,286

Western Digital Corp.	247,810	15,711,154

		73,489,440

1    OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Electronic Equipment, Instruments, & Components—0.9%
Avnet, Inc.	117,700	$4,909,267

Corning, Inc.	484,850	7,073,961

		11,983,228

Internet Software & Services—6.4%
eBay, Inc.[1]	736,375	41,082,361

Facebook, Inc., Cl. A1	503,300	25,285,792

Google, Inc., Cl. A1	26,940	23,597,015

		89,965,168

IT Services—4.4%
Amdocs Ltd.	300,600	11,013,984

International Business Machines Corp.	226,770	41,993,269

Mastercard, Inc., Cl. A	11,930	8,026,265

		61,033,518

Software—2.3%
Microsoft Corp.	973,050	32,412,295

Materials—3.0%

Chemicals—0.8%
Air Products & Chemicals, Inc.	85,050	9,063,778

PPG Industries, Inc.	17,650	2,948,609

		12,012,387

Construction Materials—2.2%
Vulcan Materials Co.	598,950	31,031,600

	Shares	Value

Telecommunication Services—0.7%

Wireless Telecommunication Services—0.7%
America Movil SAB de CV, Series L, ADR	461,792	$9,148,099

Utilities—0.7%

Electric Utilities—0.7%
Exelon Corp.	330,190	9,786,832

Total Common Stocks (Cost $960,628,051)		1,394,826,049

Investment Company—1.0%
Oppenheimer Institutional Money Market Fund, Cl. E2,3
(Cost $13,855,216)	13,855,216	13,855,216

Total Investments, at Value (Cost $974,483,267)	100.6%	1,408,681,265

Liabilities in Excess of Other Assets	(0.6)	(8,306,585)

Net Assets	100.0%	$1,400,374,680

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield as of September 30, 2013.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares September 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	24,937,150	265,565,244	276,647,178	13,855,216

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$13,855,216	$12,851

2    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued

3    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

4    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

5    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$130,498,423	$—	$—	$130,498,423
Consumer Staples	97,741,208	24,183,471	—	121,924,679
Energy	125,546,605	—	—	125,546,605
Financials	269,312,909	—	—	269,312,909
Health Care	233,176,395	14,207,339	—	247,383,734
Industrials	148,411,423	—	—	148,411,423
Information Technology	289,769,358	—	—	289,769,358
Materials	43,043,987	—	—	43,043,987
Telecommunication Services	9,148,099	—	—	9,148,099
Utilities	9,786,832	—	—	9,786,832
Investment Company	13,855,216	—	—	13,855,216

Total Assets	$1,370,290,455	$38,390,810	$—	$1,408,681,265

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Commons Stocks
Consumer Staples	$(5,364,390)	$5,364,390

Total Assets	$(5,364,390)	$5,364,390

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$976,053,252

Gross unrealized appreciation	$434,593,096
Gross unrealized depreciation	(1,965,083)

Net unrealized appreciation	$432,628,013

6    OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

	Shares	Value

Common Stocks—99.3%

Consumer Discretionary—12.1%

Auto Components—2.7%
Dana Holding Corp.	1,260,582	$28,791,693

Distributors—0.5%
Pool Corp.	101,489	5,696,578

Diversified Consumer Services—1.1%
LifeLock, Inc.[1]	793,750	11,771,313

Hotels, Restaurants & Leisure—2.8%
Brinker International, Inc.	250,360	10,147,091

Dunkin’ Brands Group, Inc.	192,783	8,725,359

Texas Roadhouse, Inc.	463,520	12,181,306

		31,053,756

Household Durables—0.5%
Toll Brothers, Inc.[1]	170,560	5,531,261

Media—1.5%
Imax Corp.[1]	549,176	16,607,082

Specialty Retail—3.0%
Monro Muffler Brake, Inc.	158,549	7,370,943

Pier 1 Imports, Inc.	725,790	14,167,421

Signet Jewelers Ltd.	146,130	10,470,215

		32,008,579

Consumer Staples—3.0%

Food Products—1.5%
Flowers Foods, Inc.	755,190	16,191,274

Personal Products—1.5%
Nu Skin Enterprises, Inc., Cl. A	169,350	16,213,569

Energy—7.1%

Oil, Gas & Consumable Fuels—7.1%
EPL Oil & Gas, Inc.[1]	693,407	25,732,334

PAA Natural Gas Storage LP	275,433	6,414,834

Phillips 66 Partners LP1	370,200	11,387,352

Renewable Energy Group, Inc.[1]	874,988	13,256,068

Western Refining, Inc.	632,361	18,996,124

		75,786,712

Financials—23.7%

Capital Markets—3.4%
Financial Engines, Inc.	436,093	25,921,368

WisdomTree Investments, Inc.[1]	919,060	10,670,287

		36,591,655

Commercial Banks—5.8%
BankUnited, Inc.	410,455	12,802,091

CapitalSource, Inc.	1,059,209	12,583,403

	Shares	Value

Commercial Banks (Continued)
First Niagara Financial Group, Inc.	1,591,640	$16,505,307

FirstMerit Corp.	494,356	10,732,469

Webster Financial Corp.	386,370	9,864,026

		62,487,296

Insurance—0.8%
AmTrust Financial Services, Inc.	215,617	8,422,000

Real Estate Investment Trusts (REITs)—9.8%
Apollo Commercial Real Estate Finance, Inc.	755,241	11,532,530

Ares Commercial Real Estate Corp.	309,509	3,847,197

Chatham Lodging Trust	598,170	10,683,316

Hatteras Financial Corp.	775,860	14,516,341

LaSalle Hotel Properties	864,096	24,644,018

Mid-America Apartment Communities, Inc.	250,015	15,625,937

Redwood Trust, Inc.	607,830	11,968,173

Starwood Property Trust, Inc.	546,562	13,101,091

		105,918,603

Thrifts & Mortgage Finance—3.9%
Flagstar Bancorp, Inc.[1]	474,470	7,003,177

Home Loan Servicing Solutions Ltd.	907,370	19,971,214

Ocwen Financial Corp.[1]	131,010	7,306,428

Oritani Financial Corp.	518,780	8,539,119

		42,819,938

Health Care—11.6%

Biotechnology—2.2%
Celldex Therapeutics, Inc.[1]	164,300	5,821,149

Foundation Medicine, Inc.[1]	11,150	441,986

Keryx Biopharmaceuticals, Inc.[1]	622,820	6,290,482

Medivation, Inc.[1]	80,002	4,795,320

Merrimack Pharmaceuticals, Inc.[1]	509,640	1,936,632

   1    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Biotechnology (Continued)
Sarepta Therapeutics, Inc.[1]	112,110	$5,294,955

		24,580,524

Health Care Equipment & Supplies—1.9%
DexCom, Inc.[1]	336,880	9,510,122

Greatbatch, Inc.[1]	240,851	8,196,160

Spectranetics Corp.[1]	135,880	2,280,066

		19,986,348

Health Care Providers & Services—5.5%
HealthSouth Corp.	590,670	20,366,302

Team Health Holdings, Inc.[1]	307,230	11,656,306

Vanguard Health Systems, Inc.[1]	344,250	7,232,692

WellCare Health Plans, Inc.[1]	286,121	19,954,079

		59,209,379

Pharmaceuticals—2.0%
Acelrx Pharmaceuticals, Inc.[1]	231,360	2,491,747

Questcor Pharmaceuticals, Inc.	113,980	6,610,840

Santarus, Inc.[1]	593,000	13,384,010

		22,486,597

Industrials—18.2%

Air Freight & Couriers—0.8%
Hub Group, Inc., Cl. A1	225,598	8,850,210

Airlines—0.5%
Spirit Airlines, Inc.[1]	165,000	5,654,550

Commercial Services & Supplies—5.7%
ACCO Brands Corp.[1]	1,576,317	10,466,745

KAR Auction Services, Inc.	781,610	22,049,218

Mobile Mini, Inc.[1]	287,540	9,793,612

Waste Connections, Inc.	425,210	19,308,786

		61,618,361

Construction & Engineering—1.8%
AECOM Technology Corp.[1]	269,703	8,433,613

KBR, Inc.	326,771	10,665,805

		19,099,418

Electrical Equipment—0.4%
General Cable Corp.	150,600	4,781,550

Machinery—2.5%
Greenbrier Cos., Inc.[1]	573,609	14,185,351

Wabtec Corp.	215,428	13,543,958

		27,729,309

Professional Services—3.8%
Korn/Ferry International[1]	808,801	17,308,341

	Shares	Value

Professional Services (Continued)
Robert Half International, Inc.	605,445	$23,630,518

		40,938,859

Road & Rail—1.9%
Old Dominion Freight Line, Inc.[1]	275,571	12,673,510

Swift Transportation Co.[1]	396,664	8,008,646

		20,682,156

Transportation Infrastructure—0.8%
Wesco Aircraft Holdings, Inc.[1]	404,830	8,473,092

Information Technology—14.9%

Communications Equipment—1.9%
Finisar Corp.[1]	903,221	20,439,891

Internet Software & Services—2.2%
j2 Global, Inc.	183,283	9,076,174

Liquidity Services, Inc.[1]	151,690	5,090,716

Web.com Group, Inc.[1]	308,700	9,983,358

		24,150,248

IT Services—1.1%
MAXIMUS, Inc.	254,790	11,475,742

Semiconductors & Semiconductor Equipment—3.8%
Cavium, Inc.[1]	353,580	14,567,496

Semtech Corp.[1]	416,448	12,489,276

Skyworks Solutions, Inc.[1]	588,349	14,614,589

		41,671,361

Software—5.9%
FireEye, Inc.[1]	14,940	620,458

Fortinet, Inc.[1]	690,251	13,984,485

Guidewire Software, Inc.[1]	357,540	16,843,709

Infoblox, Inc.[1]	128,480	5,373,034

ServiceNow, Inc.[1]	203,190	10,555,720

Splunk, Inc.[1]	138,770	8,331,751

TIBCO Software, Inc.[1]	247,476	6,332,911

		62,042,068

Materials—8.2%

Chemicals—2.5%
A. Schulman, Inc.	344,798	10,157,749

Cytec Industries, Inc.	108,338	8,814,380

W.R. Grace & Co.[1]	101,970	8,912,178

		27,884,307

Containers & Packaging—1.0%
Packaging Corp. of America	193,590	11,052,053

Metals & Mining—1.9%
Century Aluminum Co.[1]	966,910	7,783,625

   2    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Metals & Mining (Continued)
Kaiser Aluminum Corp.	178,170	$12,694,612

		20,478,237

Paper & Forest Products—2.8%
Boise Cascade Co.[1]	435,980	11,749,661

P.H. Glatfelter Co.	662,161	17,924,698

		29,674,359

Utilities—0.5%

Water Utilities—0.5%
Aqua America, Inc.	241,003	5,960,004

Total Common Stocks
(Cost $785,163,506)		1,074,809,932

Investment Company—0.9%
Oppenheimer Institutional
Money Market Fund, Cl. E, 0.09%[2,3]
(Cost $10,222,621)	10,222,621	10,222,621

Total Investments, at Value
(Cost $795,386,127)	100.2%	1,085,032,553

Liabilities in Excess of Other Assets	(0.2)	(1,930,220)

Net Assets	100.0%	$ 1,083,102,333

Footnotes to Statement of Investments
1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares September 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	13,103,742	291,750,952	294,632,073	10,222,621

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$10,222,621	$22,627

3. Rate shown is the 7-day yield as of September 30, 2013.

   3    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has changed its name to Oppenheimer Main Street Small Cap Fund/VA from Oppenheimer Main Street Small- & Mid-Cap Fund/VA.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most

   4    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a

   5    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

   6    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$131,460,262	$—	$—	$131,460,262
Consumer Staples	32,404,843	—	—	32,404,843
Energy	75,786,712	—	—	75,786,712
Financials	256,239,492	—	—	256,239,492
Health Care	126,262,848	—	—	126,262,848
Industrials	197,827,505	—	—	197,827,505
Information Technology	159,779,310	—	—	159,779,310
Materials	89,088,956	—	—	89,088,956
Utilities	5,960,004	—	—	5,960,004
Investment Company	10,222,621	—	—	10,222,621

Total Assets	$1,085,032,553	$—	$—	$1,085,032,553

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$796,944,164

Gross unrealized appreciation	$301,248,598
Gross unrealized depreciation	(13,160,209)

Net unrealized appreciation	$288,088,389

   7    OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—31.3%
Yankee Certificates of Deposit—31.3%
Bank of Montreal, Chicago, 0.05%	10/1/13	10/1/13	$6,600,000	$6,600,000
Bank of Nova Scotia, Houston TX:
0.22%	11/13/13	11/13/13	1,200,000	1,200,000
0.23%	10/7/13	10/7/13	1,000,000	1,000,000
Bank of Tokyo-Mitsubishi UFJ NY:
0.11%[1]	10/7/13	10/7/13	4,500,000	4,500,000
0.11%[1]	10/7/13	10/7/13	1,200,000	1,199,978
BNP Paribas, New York:
0.22%	1/13/14	1/13/14	3,000,000	3,000,000
0.74%	1/15/14	1/15/14	2,250,000	2,250,000
DnB Bank ASA NY:
0.185%	1/13/14	1/13/14	3,000,000	3,000,000
0.21%	1/3/14	1/3/14	1,000,000	1,000,000
Nordea Bank Finland plc, New York:
0.03%	10/3/13	10/3/13	2,000,000	2,000,000
0.22%	11/18/13	11/18/13	1,000,000	1,000,000
0.23%	11/15/13	11/15/13	6,000,000	6,000,000
Rabobank Nederland NV, New York:
0.292%[2]	11/25/13	8/26/14	5,000,000	5,000,000
0.341%[2]	1/7/14	10/7/14	1,500,000	1,500,000
Royal Bank of Canada, New York:
0.29%[2]	10/24/13	6/24/14	3,000,000	3,000,000
0.31%[2]	10/1/13	2/3/14	2,000,000	2,000,000
Sumitomo Mutsui Bank NY:
0.07%	10/3/13	10/3/13	4,400,000	4,400,000
0.10%	10/1/13	10/1/13	5,000,000	5,000,000
Toronto Dominion Bank, New York, 0.26%	1/6/14	1/6/14	2,000,000	2,000,000
Wells Fargo Bank NA:
0.248%	10/1/13	5/1/14	2,500,000	2,500,000
0.252%[2]	10/7/13	9/5/14	2,500,000	2,500,000
Total Certificates of Deposit (Cost $60,649,978)				60,649,978

Direct Bank Obligations—11.3%
BNP Paribas, Canada, 0.07%	10/1/13	10/1/13	1,700,000	1,700,000
DnB Bank ASA:
0.185%[3]	11/29/13	11/29/13	2,300,000	2,299,302
0.205%[3]	12/16/13	12/16/13	3,000,000	2,998,702
Svenska Handelsbanken, Inc.:
0.24%[3]	2/24/14	2/24/14	2,500,000	2,497,567
0.24%[3]	2/20/14	2/20/14	5,000,000	4,995,267
Westpac Banking Corp.:
0.32%[1,2,3]	10/9/13	1/9/14	5,400,000	5,400,000
0.34%[2,3]	10/1/13	10/31/13	2,000,000	2,000,099
Total Direct Bank Obligations (Cost $21,890,937)				21,890,937

Short-Term Notes/Commercial Paper—53.2%
Banks—2.3%
Bank of Nova Scotia, New York, 0.17%	1/21/14	1/21/14	3,000,000	2,998,414

1      OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Banks Continued
HSBC USA, Inc., 0.21%	11/6/13	11/6/13	$1,500,000	$1,499,685
				4,498,099

Diversified Financial Services—4.6%
General Electric Capital Corp.:
0.23%	11/25/13	11/25/13	5,000,000	4,998,243
0.23%	10/28/13	10/28/13	2,000,000	1,999,655
0.24%	1/17/14	1/17/14	2,000,000	1,998,560
				8,996,458

Insurance—2.1%
Prudential Funding LLC, 0.07%	10/3/13	10/3/13	4,000,000	3,999,984
Leasing & Factoring—5.9%
American Honda Finance Corp.:
0.28%[1,2]	12/5/13	12/5/13	1,000,000	1,000,000
0.288%[1,2]	10/17/13	7/17/14	2,000,000	2,000,000
0.296%[1,2]	11/8/13	11/8/13	1,500,000	1,500,000
Toyota Motor Credit Corp.:
0.219%	10/31/13	2/25/14	2,500,000	2,500,000
0.25%	2/28/14	2/28/14	1,900,000	1,898,021
0.301%	10/25/13	10/25/13	2,500,000	2,499,500
				11,397,521

Municipal—1.1%
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, 0.24%[2]	10/7/13	10/7/13	2,100,000	2,100,000
Personal Products—0.7%
Reckitt Benckiser Treasury Services plc, 0.291%[3]	6/25/14	6/25/14	1,300,000	1,297,204
Receivables Finance—17.0%
Alpine Securitization Corp.:
0.14%	10/2/13	10/2/13	2,000,000	1,999,992
0.14%	10/11/13	10/11/13	2,700,000	2,699,895
0.14%	10/9/13	10/9/13	1,000,000	999,969
Barton Capital Corp.:
0.10%[3]	10/7/13	10/7/13	2,000,000	1,999,967
0.199%[3]	10/30/13	3/27/14	2,000,000	2,000,000
0.20%[3]	11/7/13	11/7/13	1,000,000	999,979
Gemini Securitization Corp., 0.10%[3]	10/1/13	10/1/13	3,600,000	3,600,000
Gotham Funding Corp.:
0.11%[3]	10/1/13	10/1/13	1,500,000	1,500,000
0.15%[3]	10/25/13	10/25/13	2,282,000	2,281,772
Jupiter Securitization Co. LLC:
0.24%[3]	12/30/13	12/30/13	5,000,000	4,997,000
0.26%[3]	10/1/13	10/1/13	1,000,000	1,000,000
Market Street Funding LLC, 0.18%[3]	10/22/13	10/22/13	3,350,000	3,349,648
Mont Blanc Capital Corp., 0.15%[3]	10/9/13	10/9/13	2,630,000	2,629,912
Old Line Funding Corp.:
0.25%[3]	12/18/13	12/18/13	1,000,000	999,458
0.25%[3]	10/21/13	10/21/13	2,000,000	1,999,722
				33,057,314

2      OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Special Purpose Financial—19.6%
Anglesea Funding LLC:
0.20%[1]	10/3/13	10/3/13	$1,000,000	$999,989
0.20%[1]	10/2/13	10/2/13	1,000,000	999,994
Collateralized Commercial Paper II Co. LLC, 0.30%[1]	1/27/14	1/27/14	2,000,000	1,998,033
Concord Minutemen Cap. Corp. LLC:
0.21%	10/8/13	10/8/13	2,300,000	2,299,906
0.21%	10/16/13	10/16/13	2,400,000	2,399,790
0.21%	10/10/13	10/10/13	1,000,000	999,948
0.21%	11/4/13	11/4/13	1,000,000	999,802
0.21%	11/5/13	11/5/13	2,400,000	2,399,510
Crown Point Capital Co.:
0.19%	11/4/13	11/4/13	995,000	994,821
0.21%	10/22/13	10/22/13	7,800,000	7,799,045
FCAR Owner Trust I, 0.20%	11/1/13	11/1/13	2,000,000	1,999,656
FCAR Owner Trust II, 0.17%	10/8/13	10/8/13	1,000,000	999,967
Govoco, Inc., 0.08%[3]	10/1/13	10/1/13	3,000,000	3,000,000
Legacy Capital LLC:
0.12%	10/3/13	10/3/13	2,500,000	2,499,983
0.21%	11/4/13	11/4/13	2,000,000	1,999,603
Lexington Parker Capital Co. LLC, 0.21%[3]	11/4/13	11/4/13	3,000,000	2,999,405
Ridgefield Funding Co. LLC, 0.272%	10/8/13	1/8/14	2,500,000	2,500,000
				37,889,452
Total Short-Term Notes/Commercial Paper (Cost $103,236,032)				103,236,032

U.S. Government Obligations—4.2%
U.S. Treasury Nts.:
0.25%	2/28/14	2/28/14	1,000,000	1,000,254
0.50%	10/15/13	10/15/13	2,500,000	2,500,286
1.00%	1/15/14	1/15/14	1,500,000	1,503,507
1.75%	1/31/14	1/31/14	1,000,000	1,005,151
2.375%	8/31/14	8/31/14	2,000,000	2,040,155
Total U.S. Government Obligations (Cost $8,049,353)				8,049,353
Total Investments, at Value (Cost $193,826,300)			100.1%	193,826,300
Liabilities in Excess of Other Assets			(0.1)	(159,322)
Net Assets			100.0%	$193,666,978

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

3      OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $19,597,994 or 10.12% of the Fund’s net assets as of September 30, 2013.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $54,845,004 or 28.32% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4      OPPENHEIMER MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a

5      OPPENHEIMER MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Certificates of Deposit	$–	$60,649,978	$–	$60,649,978
Direct Bank Obligations	–	21,890,937	–	21,890,937
Short-Term Notes/Commercial Paper	–	103,236,032	–	103,236,032
U.S. Government Obligations	–	8,049,353	–	8,049,353
Total Assets	$—	$193,826,300	$—	$193,826,300

6      OPPENHEIMER MONEY FUND/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Asset-Backed Securities–4.0%
Ally Auto Receivables Trust, Automobile Receivables Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18[1]	$2,125,000		$2,208,007
Ally Master Owner Trust, Automobile Receivable Nts., Series 2012-3, Cl. D, 2.532%, 7/15/17[2]	1,200,000		1,203,635
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivable Nts., Series 2012-2, Cl. D, 5.91%, 7/15/19[3]	2,100,000		2,146,473
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts., Series 2012-3, Cl. C, 2.78%, 9/17/18[3]	230,000		229,644
American Credit Acceptance Receivables Trust 2013-2, Automobile Receivable Nts., Series 2013-2, Cl. C, 3.96%, 5/15/19[3]	2,051,000		2,058,458
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	8,055,000		8,491,742
AmeriCredit Automobile Receivables Trust 2012-3, Automobile Receivables-Backed Nts.: Series 2012-3, Cl. D, 3.03%, 7/9/18	2,625,000		2,668,781
Series 2012-3, Cl. E, 4.46%, 11/8/19[3]	360,000		372,823
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts., Series 2012-4, Cl. D, 2.68%, 10/9/18	1,190,000		1,192,533
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts.: Series 2013-1, Cl. D, 2.09%, 2/8/19	425,000		414,450
Series 2013-1, Cl. E, 2.64%, 7/8/20[3]	2,385,000		2,303,905
AmeriCredit Automobile Receivables Trust 2013-2, Automobile Receivables-Backed Nts.: Series 2013-2, Cl. D, 2.42%, 5/8/19	675,000		661,615
Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	1,055,000		1,046,278
AmeriCredit Automobile Receivables Trust 2013-3, Automobile Receivables-Backed Nts.: Series 2013-3, Cl. D, 3%, 7/8/19	440,000		437,764
Series 2013-3, Cl. E, 3.74%, 12/8/20[3]	1,995,000		1,993,838
Axius European CLO SA, Collateralized Debt Obligations, Series 2007-1X, Cl. E, 4.803%, 11/15/23[2]	212,712	EUR	265,907

1
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Capital Auto Receivables Asset Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.19%, 9/20/21	$275,000		$269,016
CarMax Auto Owner Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.02%, 11/15/18	1,200,000		1,222,976
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 1.82%, 12/16/19[3]	159,439		160,343
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts., Series 2012-2A, Cl. B, 2.21%, 9/15/20[3]	100,000		100,544
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.: Series 2012-2, Cl. C, 2.72%, 4/17/17[3]	690,000		695,662
Series 2012-2, Cl. D, 4.35%, 3/15/19[3]	2,245,000		2,318,176
DT Auto Owner Trust 2013-1A, Automobile Receivable Nts., Series 2013-1A, Cl. D, 3.74%, 5/15/20[3]	2,920,000		2,927,453
DT Auto Owner Trust 2013-2A, Automobile Receivable Nts., Series 2013-2A, Cl. D, 4.18%, 6/15/20[3]	675,000		675,813
Exeter Automobile Receivables Trust, Automobile Receivable Nts.: Series 2012-2A, Cl. B, 2.22%, 12/15/17[3]	875,000		868,457
Series 2012-2A, Cl. C, 3.06%, 7/16/18[3]	1,100,000		1,079,194
Series 2013-2A, Cl. C, 4.35%, 1/15/19[3]	635,000		640,735
First Investors Auto Owner Trust 2012-1A, Automobile Receivables Nts., Series 2012-1A, Cl. D, 5.65%, 4/15/18[3]	285,000		300,089
Ford Credit Floorplan Master Owner Trust A, Automobile Receivable Nts., Series 2013-3, Cl. D, 1.74%, 6/15/17	240,000		240,483
Halcyon Structured Asset Management European CLO Deferrable Sec. Nts.: Series 2006-IIX, Cl. E, 4.19%, 1/25/23[2]	1,405,000	EUR	1,642,062
Series 2007-IX, Cl. E, 4.134%, 7/24/23[2]	706,933	EUR	849,389
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.: Series 2007-1A, Cl. B, 2.096%, 8/15/22[1,2]	7,870,000		6,886,250
Series 2007-1A, Cl. C, 3.396%, 8/15/22[1,2]	5,270,000		4,558,550
Series 2007-1A, Cl. D, 5.396%, 8/15/22[1,2]	5,270,000		4,558,550

2
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	$2,042		$2,044
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.87%, 2/15/18	545,000		562,319
Santander Drive Auto Receivables Trust 2012-3, Automobile Receivables Nts.: Series 2012-3, Cl. C, 3.01%, 4/16/18	5,830,000		5,987,081
Series 2012-3, Cl. D, 3.64%, 5/15/18	7,770,000		7,932,987
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts., Series 2012-4, Cl. D, 3.50%, 6/15/18	3,510,000		3,589,716
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.: Series 2012-5, Cl. C, 2.70%, 8/15/18	2,180,000		2,195,089
Series 2012-5, Cl. D, 3.30%, 9/17/18	3,160,000		3,217,577
Santander Drive Auto Receivables Trust 2012-AA, Automobile Receivables Nts., Series 2012-AA, Cl. D, 2.46%, 12/17/18[3]	825,000		810,469
Santander Drive Auto Receivables Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.27%, 1/15/19	920,000		900,088
Santander Drive Auto Receivables Trust 2013-2, Automobile Receivables Nts., Series 2013-2, Cl. D, 2.57%, 3/15/19	1,110,000		1,085,803
Santander Drive Auto Receivables Trust 2013-3, Automobile Receivables Nts., Series 2013-3, Cl. D, 2.42%, 4/15/19	950,000		911,570
Santander Drive Auto Receivables Trust 2013-4, Automobile Receivables Nts., Series 2013-4, Cl. D, 3.92%, 1/15/20	1,695,000		1,717,038
Santander Drive Auto Receivables Trust 2013-A, Automobile Receivables Nts., Series 2013-A, Cl. C, 3.12%, 10/15/19[3]	1,195,000		1,229,770
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.654%, 6/15/39[2]	2,026,150		1,584,591
SNAAC Auto Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. B, 3.11%, 6/15/17[3]	525,000		529,728
Series 2012-1A, Cl. C, 4.38%, 6/15/17[3]	595,000		609,046
Series 2013-1A, Cl. B, 2.09%, 7/16/18	200,000		199,236
Series 2013-1A, Cl. C, 3.07%, 8/15/18	220,000		218,604
Theseus European CLO SA, Asset-Backed Securities, Series 2006-1X, Cl. E, 4.343%, 8/27/22[2]	1,490,000	EUR	1,890,296

3
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.: Series 2012-1, Cl. B, 1.87%, 9/15/15	$335,000	$334,928
Series 2012-1, Cl. C, 2.52%, 3/15/16	2,665,000	2,663,536
Series 2012-1, Cl. D, 3.12%, 3/15/18	1,690,000	1,689,012
United Auto Credit Securitization Trust 2013-1, Automobile Receivables Nts.: Series 2013-1, Cl. B, 1.74%, 4/15/16[3]	360,000	359,434
Series 2013-1, Cl. C, 2.22%, 12/15/17[3]	230,000	229,532
Series 2013-1, Cl. D, 2.90%, 12/15/17[3]	440,000	439,108
Total Asset-Backed Securities (Cost $98,945,188)		98,578,197
Corporate Loans–1.7%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/9/16[2,4]	1,245,696	1,211,051
Atlas Energy LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[2]	1,065,001	1,075,651
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[2]	1,022,935	1,005,994
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/26/20[2]	1,330,000	1,355,492
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/28/20[2]	895,000	901,713
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 3/16/18[2]	775,000	787,271
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.429%, 1/28/18[2,4]	2,508,271	2,278,608
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, 6.50%, 12/31/17[2]	1,265,000	1,269,744
Clear Channel Capital I LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.929%, 1/30/19[2,4]	3,738,532	3,462,815
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.829%, 1/29/16[2,4]	976,487	923,390
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[2]	2,050,000	2,068,792

4
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.64%, 10/19/15[2,5]	$7,280,065	$4,222,438
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 8/15/14[6]	12,143,750	5,683,275
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[2,4]	1,023,694	1,054,405
JG Wentworth, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 2/8/19[2]	383,326	386,441
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[2]	1,555,000	1,628,863
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2]	1,250,000	1,256,250
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[2]	1,215,813	1,205,555
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[2]	2,475,000	2,467,780
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/11/18[2]	1,885,000	1,901,494
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/21/19[2]	3,040,000	2,929,800
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 13.775%, 5/20/18[2,5]	1,345,280	1,278,016
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/26/20[2]	2,430,000	2,499,863
Total Corporate Loans (Cost $41,951,811)		42,854,701
Mortgage-Backed Obligations–24.7%
Government Agency–7.5%
FHLMC/FNMA/FHLB/Sponsored–7.4%
Federal Home Loan Mortgage Corp.: 5%, 9/15/33	716,707	777,977
5.50%, 9/1/39	871,279	954,127
6%, 5/15/18-11/15/21	239,640	259,174
6.50%, 3/15/18-8/15/32	982,627	1,088,292
7%, 10/1/31-10/1/37	203,433	226,341
7.50%, 1/1/32	506,782	595,007

5
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	$553,483	$629,216
Series 151, Cl. F, 9%, 5/15/21	13,266	14,807
Series 1674, Cl. Z, 6.75%, 2/15/24	398,158	449,412
Series 1897, Cl. K, 7%, 9/15/26	971,736	1,110,610
Series 2043, Cl. ZP, 6.50%, 4/15/28	390,947	446,291
Series 2106, Cl. FG, 0.632%, 12/15/28[2]	664,137	666,971
Series 2122, Cl. F, 0.632%, 2/15/29[2]	17,630	17,706
Series 2148, Cl. ZA, 6%, 4/15/29	474,624	531,368
Series 2195, Cl. LH, 6.50%, 10/15/29	291,652	330,513
Series 2326, Cl. ZP, 6.50%, 6/15/31	37,433	42,683
Series 2344, Cl. FP, 1.132%, 8/15/31[2]	188,037	191,910
Series 2368, Cl. PR, 6.50%, 10/15/31	151,502	172,844
Series 2412, Cl. GF, 1.132%, 2/15/32[2]	314,991	321,484
Series 2449, Cl. FL, 0.732%, 1/15/32[2]	213,452	215,256
Series 2451, Cl. FD, 1.182%, 3/15/32[2]	116,816	119,407
Series 2453, Cl. BD, 6%, 5/15/17	40,366	42,752
Series 2461, Cl. PZ, 6.50%, 6/1/32	558,446	635,803
Series 2464, Cl. FI, 1.182%, 2/15/32[2]	97,865	99,866
Series 2470, Cl. AF, 1.182%, 3/15/32[2]	200,427	204,874
Series 2470, Cl. LF, 1.182%, 2/15/32[2]	100,151	102,198
Series 2471, Cl. FD, 1.182%, 3/15/32[2]	146,878	149,892
Series 2477, Cl. FZ, 0.732%, 6/15/31[2]	407,906	411,302
Series 2500, Cl. FD, 0.682%, 3/15/32[2]	17,123	17,227
Series 2517, Cl. GF, 1.182%, 2/15/32[2]	87,076	88,856
Series 2526, Cl. FE, 0.582%, 6/15/29[2]	29,876	29,937
Series 2551, Cl. FD, 0.582%, 1/15/33[2]	13,103	13,132
Series 2668, Cl. AZ, 4%, 9/1/18	79,334	83,118
Series 2676, Cl. KY, 5%, 9/15/23	1,712,270	1,878,167
Series 2707, Cl. QE, 4.50%, 11/1/18	266,979	281,632
Series 3025, Cl. SJ, 24.082%, 8/15/35[2]	256,877	402,478
Series 3465, Cl. HA, 4%, 7/1/17	39,808	40,613
Series 3617, Cl. DC, 4%, 7/1/27	119,655	121,949
Series 3822, Cl. JA, 5%, 6/1/40	62,217	65,932
Series 3848, Cl. WL, 4%, 4/1/40	467,373	499,267
Series 3917, Cl. BA, 4%, 6/1/38	405,928	423,819
Series 4221, Cl. HJ, 1.50%, 7/1/23	464,989	462,394
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 12.876%, 2/1/28[7]	13,056	2,745
Series 205, Cl. IO, 15.643%, 9/1/29[7]	79,262	12,050
Series 2074, Cl. S, 56.191%, 7/17/28[7]	20,935	4,359
Series 2079, Cl. S, 71.171%, 7/17/28[7]	37,807	7,973
Series 2136, Cl. SG, 70.79%, 3/15/29[7]	995,354	191,253

6
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 2399, Cl. SG, 61.414%, 12/15/26[7]	$532,620	$103,223
Series 243, Cl. 6, 0%, 12/15/32[7,8]	193,607	40,293
Series 2437, Cl. SB, 71.156%, 4/15/32[7]	1,749,283	355,643
Series 2526, Cl. SE, 33%, 6/15/29[7]	37,508	7,726
Series 2795, Cl. SH, 16.935%, 3/15/24[7]	818,331	112,185
Series 2802, Cl. AS, 0%, 4/15/33[7,8]	54,528	1,744
Series 2920, Cl. S, 51.77%, 1/15/35[7]	361,701	71,122
Series 2922, Cl. SE, 8.675%, 2/15/35[7]	62,152	10,913
Series 3201, Cl. SG, 8.362%, 8/15/36[7]	333,283	62,327
Series 3397, Cl. GS, 13.064%, 12/15/37[7]	262,348	44,476
Series 3424, Cl. EI, 0%, 4/15/38[7,8]	191,417	25,435
Series 3450, Cl. BI, 12.953%, 5/15/38[7]	433,762	78,399
Series 3606, Cl. SN, 6.305%, 12/15/39[7]	130,447	16,872
Series 3659, Cl. IE, 0%, 3/1/19[7,8]	750,169	57,935
Series 3685, Cl. EI, 0%, 3/1/19[7,8]	616,347	42,578
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	868,125	877,193
Federal National Mortgage Assn.: 2.50%, 10/1/28[4]	6,745,000	6,785,048
2.66%, 10/1/36[2]	3,032,057	3,219,638
3.50%, 10/1/43-11/1/43[4]	40,295,000	41,013,532
4.50%, 10/1/28-10/1/43[4]	28,520,000	30,451,860
5%, 2/25/18-7/25/33	3,038,702	3,258,517
5%, 10/1/43[4]	2,410,000	2,613,721
5.50%, 4/25/21-5/1/36	527,262	574,581
6%, 10/25/16-1/25/19	191,857	202,327
6%, 10/1/43[4]	4,305,000	4,709,267
6.50%, 4/25/17-1/1/34	1,282,487	1,443,329
7%, 11/1/17-6/25/34	1,476,116	1,696,203
7.50%, 2/1/27-3/25/33	1,732,100	2,025,014
8.50%, 7/1/32	2,287	2,668
Federal National Mortgage Assn., 15 yr.: 3%, 10/1/28[4]	3,975,000	4,116,609
3.50%, 11/1/28[4]	24,810,000	26,100,894
4%, 10/1/28[4]	2,365,000	2,509,856
Federal National Mortgage Assn., 30 yr., 4%, 10/1/43[4]	14,970,000	15,706,804
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1999-54, Cl. LH, 6.50%, 11/25/29	256,879	288,040
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	146,597	163,639

7
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2001-69, Cl. PF, 1.179%, 12/25/31[2]	$226,886	$231,527
Trust 2001-80, Cl. ZB, 6%, 1/25/32	266,766	295,227
Trust 2002-12, Cl. PG, 6%, 3/25/17	130,654	137,738
Trust 2002-29, Cl. F, 1.179%, 4/25/32[2]	104,294	106,464
Trust 2002-60, Cl. FH, 1.179%, 8/25/32[2]	209,493	213,884
Trust 2002-64, Cl. FJ, 1.179%, 4/25/32[2]	32,116	32,784
Trust 2002-68, Cl. FH, 0.684%, 10/18/32[2]	70,087	70,536
Trust 2002-84, Cl. FB, 1.179%, 12/25/32[2]	471,221	481,026
Trust 2002-9, Cl. PC, 6%, 3/25/17	128,672	135,582
Trust 2002-9, Cl. PR, 6%, 3/25/17	157,553	166,014
Trust 2002-90, Cl. FH, 0.679%, 9/25/32[2]	263,649	265,378
Trust 2003-11, Cl. FA, 1.179%, 9/25/32[2]	471,232	481,037
Trust 2003-112, Cl. AN, 4%, 11/1/18	167,693	175,844
Trust 2003-116, Cl. FA, 0.579%, 11/25/33[2]	45,227	45,283
Trust 2003-119, Cl. FK, 0.679%, 5/25/18[2]	991,619	995,062
Trust 2004-101, Cl. BG, 5%, 1/25/20	558,067	583,850
Trust 2004-25, Cl. PC, 5.50%, 1/1/34	146,032	157,104
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	2,120,856	2,346,221
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	636,871
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	318,094	344,610
Trust 2006-11, Cl. PS, 23.911%, 3/25/36[2]	208,582	323,760
Trust 2006-46, Cl. SW, 23.543%, 6/25/36[2]	376,149	588,884
Trust 2007-109, Cl. NF, 0.729%, 12/25/37[2]	497,232	500,274
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	80,893	85,257
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	144,950	147,166
Trust 2009-36, Cl. FA, 1.119%, 6/25/37[2]	152,681	154,153
Trust 2009-70, Cl. TL, 4%, 8/1/19	917,112	959,190
Trust 2011-122, Cl. EA, 3%, 11/1/29	346,614	355,959
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	422,272	420,406
Trust 2011-15, Cl. DA, 4%, 3/1/41	331,404	350,747
Trust 2011-3, Cl. KA, 5%, 4/1/40	427,875	469,222
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	451,632	461,692
Trust 2012-20, Cl. FD, 0.579%, 3/25/42[2]	1,027,751	1,026,510

8
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-61, Cl. SH, 26.322%, 11/18/31[7]	$114,275	$20,226
Trust 2001-63, Cl. SD, 31.073%, 12/18/31[7]	31,829	6,222
Trust 2001-68, Cl. SC, 21.293%, 11/25/31[7]	20,141	3,984
Trust 2001-81, Cl. S, 25.506%, 1/25/32[7]	24,517	5,071
Trust 2002-28, Cl. SA, 35.954%, 4/25/32[7]	18,376	3,547
Trust 2002-38, Cl. SO, 45.326%, 4/25/32[7]	108,679	19,351
Trust 2002-48, Cl. S, 31.446%, 7/25/32[7]	27,623	5,465
Trust 2002-52, Cl. SL, 34.447%, 9/25/32[7]	18,465	3,494
Trust 2002-56, Cl. SN, 33.029%, 7/25/32[7]	37,958	7,517
Trust 2002-77, Cl. IS, 41.434%, 12/18/32[7]	185,156	37,748
Trust 2002-77, Cl. SH, 37.221%, 12/18/32[7]	38,695	8,022
Trust 2002-9, Cl. MS, 27.93%, 3/25/32[7]	34,245	7,034
Trust 2003-13, Cl. IO, 10.509%, 3/25/33[7]	334,655	77,207
Trust 2003-26, Cl. DI, 11.813%, 4/25/33[7]	263,622	52,340
Trust 2003-33, Cl. SP, 27.601%, 5/25/33[7]	206,801	37,400
Trust 2003-38, Cl. SA, 0%, 3/25/23[7,8]	234,574	21,076
Trust 2003-4, Cl. S, 29.599%, 2/25/33[7]	63,394	12,386
Trust 2004-56, Cl. SE, 13.122%, 10/25/33[7]	1,013,706	170,936
Trust 2005-12, Cl. SC, 11.216%, 3/25/35[7]	31,065	6,663
Trust 2005-14, Cl. SE, 38.757%, 3/25/35[7]	1,076,667	181,969
Trust 2005-40, Cl. SA, 47.62%, 5/25/35[7]	957,060	166,111
Trust 2005-40, Cl. SB, 62.85%, 5/25/35[7]	1,474,746	256,188
Trust 2005-52, Cl. JH, 11.244%, 5/25/35[7]	507,579	92,893
Trust 2005-63, Cl. SA, 50.044%, 10/25/31[7]	55,966	12,662
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[7]	1,010,201	185,743

9
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2007-88, Cl. XI, 30.099%, 6/25/37[7]	$1,487,686	$198,990
Trust 2008-55, Cl. SA, 1.574%, 7/25/38[7]	152,416	23,241
Trust 2009-8, Cl. BS, 2.421%, 2/25/24[7]	270,138	24,519
Trust 2010-95, Cl. DI, 0%, 11/1/20[7,8]	965,124	78,658
Trust 2012-40, Cl. PI, 3.821%, 4/1/41[7]	1,811,411	340,954
Trust 214, Cl. 2, 43.216%, 3/1/23[7]	230,529	34,389
Trust 221, Cl. 2, 46.705%, 5/1/23[7]	28,635	4,272
Trust 254, Cl. 2, 35.879%, 1/1/24[7]	454,627	68,577
Trust 2682, Cl. TQ, 99.999%, 10/15/33[7]	374,101	65,845
Trust 2981, Cl. BS, 99.999%, 5/15/35[7]	666,965	108,229
Trust 301, Cl. 2, 3.925%, 4/1/29[7]	87,667	18,717
Trust 313, Cl. 2, 19.948%, 6/1/31[7]	825,311	224,640
Trust 319, Cl. 2, 2.829%, 2/1/32[7]	409,736	108,575
Trust 321, Cl. 2, 9.431%, 4/1/32[7]	120,855	31,710
Trust 324, Cl. 2, 0.092%, 7/1/32[7]	121,739	31,889
Trust 328, Cl. 2, 0%, 12/1/32[7,8]	263,807	52,836
Trust 331, Cl. 5, 0%, 2/1/33[7,8]	470,349	90,663
Trust 332, Cl. 2, 0%, 3/1/33[7,8]	2,095,334	341,512
Trust 334, Cl. 12, 0%, 3/1/33[7,8]	397,236	74,281
Trust 339, Cl. 15, 0%, 8/1/33[7,8]	1,232,794	202,351
Trust 345, Cl. 9, 0%, 1/1/34[7,8]	326,403	56,042
Trust 351, Cl. 10, 0%, 4/1/34[7,8]	237,255	37,762
Trust 351, Cl. 8, 0%, 4/1/34[7,8]	399,365	63,518
Trust 356, Cl. 10, 0%, 6/1/35[7,8]	299,403	48,345
Trust 356, Cl. 12, 0%, 2/1/35[7,8]	147,650	23,826
Trust 362, Cl. 13, 0%, 8/1/35[7,8]	192,733	32,772
		181,758,225
GNMA/Guaranteed–0.1%
Government National Mortgage Assn.: 1.625%, 12/9/25[2]	4,288	4,461
7%, 3/29/28-7/29/28	173,114	194,196
7.50%, 3/1/27	10,355	11,227
8%, 11/29/25-5/29/26	34,916	35,288
Government National Mortgage Assn. , Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Series 1999-32, Cl. ZB, 8%, 9/1/29	712,184	844,005
Series 2000-12, Cl. ZA, 8%, 2/16/30	1,614,079	1,902,569
Government National Mortgage Assn. , Interest-Only Stripped Mtg.-Backed Security: Series 1998-6, Cl. SA, 57.023%, 3/16/28[7]	49,561	10,428

10
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
GNMA/Guaranteed Continued
Series 2007-17, Cl. AI, 16.867%, 4/16/37[7]	$439,618	$83,313
Series 2011-52, Cl. HS, 8.867%, 4/16/41[7]	744,578	186,977
		3,272,464
Non-Agency–17.2%
Commercial–13.2%
Banc of America Commercial Mortgage Trust 2006-1, Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AJ, 5.46%, 9/1/45	2,200,000	2,331,337
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 6.055%, 7/10/44[2]	4,242,000	4,373,430
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg. Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47	6,055,000	6,414,885
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	8,090,000	8,683,466
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2008-1, Cl. AM, 6.438%, 2/10/51[2]	3,415,000	3,721,047
BCAP LLC Trust, Mtg. Pass-Through Certificates: Series 2012-RR2, Cl. 5A2, 2.708%, 3/1/36[2,3]	7,665,772	6,116,903
Series 2012-RR2, Cl. 6A3, 2.444%, 9/1/35[2,3]	640,355	652,155
Series 2012-RR6, Cl. 1A5, 2.366%, 11/1/36[2,3]	431,395	435,907
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.201%, 6/1/47[2]	704,695	618,876
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	8,145,000	8,183,469
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AJ, 6.082%, 6/1/50[2]	7,400,000	7,034,277

11
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Commercial Continued
Bear Stearns Commercial Mortgage Securities Trust 2007-T26, Commercial Mtg. Pass-Through Certificates, Series 2007-T26, Cl. AJ, 5.566%, 1/1/45[2]	$6,183,000	$5,972,577
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	2,073,083	2,071,449
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 4.517%, 12/20/35[2]	125,885	104,462
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	5,165,437	4,271,822
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.336%, 12/1/49[2]	4,270,000	4,699,974
Citigroup Commercial Mortgage Trust 2013-GC11, Commercial Mtg. Pass-Through Certificates, Series 2013-GC11, Cl. D, 4.607%, 4/1/23[2,3]	3,125,000	2,649,013
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.674%, 10/1/35[2,3]	1,016,640	1,021,775
Citigroup Mortgage Loan Trust, Inc., Re-Securitized Mtg.-Backed Certificates, Series 2009-8, Cl. 7A2, 2.642%, 3/25/36[2,3]	10,474,197	8,904,184
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2012-CR4, Cl. D, 4.731%, 10/1/45[2,3]	3,505,000	3,084,729
Series 2012-CR5, Cl. E, 4.48%, 12/1/45[2]	2,970,000	2,568,466
Series 2013-CR6, Cl. D, 4.316%, 3/1/46[2]	1,525,000	1,278,784
Series 2013-CR7, Cl. D, 4.501%, 3/1/46[2,3]	3,245,000	2,711,249
Series 2013-CR9, Cl. D, 4.403%, 7/10/45[2]	2,685,000	2,251,069
Series 2013-LC13, Cl. C, 5.049%, 8/1/46[2]	1,155,000	1,156,083
Series 2013-LC13, Cl. D, 5.049%, 8/1/46[2]	2,314,000	2,037,225
Countrywide Alternative Loan Trust 2006-J2, Mtg. Pass-Through Certificates, Series 2006-J2, Cl. A7, 6%, 4/1/36	524,274	449,686

12
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Commercial Continued
Credit Suisse First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C6, Cl. AJ, 5.23%, 12/1/40	$600,000	$638,246
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.567%, 2/1/39[2]	9,720,000	10,491,161
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2011-LC1, Cl. E, 5.729%, 11/1/46[2,3]	3,620,000	3,523,518
Series 2011-LC2A, Cl. D, 5.626%, 7/1/44[2,3]	5,170,000	5,044,173
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates: Series 2006-AB2, Cl. A1, 5.885%, 6/25/36	104,193	78,882
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	505,052	379,959
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Series 2010-C1, Cl. XPA, 5.024%, 7/1/46[3,7]	4,981,774	218,232
Series 2012-CR5, Cl. XA, 3.858%, 12/1/45[7]	3,540,151	390,040
Deutsche Mortgage Securities, Inc., Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2013-RS1, Cl. 1A2, 6/28/47[1,2,4]	5,060,145	3,744,507
EverBank Mortgage Loan Trust, Commercial Mtg. Pass-Through Certificates, Series 2013-1, Cl. A1, 2.25%, 4/1/43	1,203,890	1,109,340
First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.829%, 11/25/35[2]	4,398,922	3,345,117
First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35	1,658,735	1,470,216
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	1,287,758	954,558

13
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Commercial Continued
First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[2]	$5,089,755	$4,386,367
FREMF Mortgage Trust 2013-K25, Commercial Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.742%, 11/1/45[2]	2,850,000	2,365,825
FREMF Mortgage Trust 2013-K26, Commercial Mtg. Pass-Through Certificates, Series 2013-K26, Cl. C, 3.723%, 12/1/40[2,3]	1,040,000	859,711
FREMF Mortgage Trust 2013-K27, Commercial Mtg. Pass-Through Certificates, Series 2013-K27, Cl. C, 3.617%, 1/1/46[2,3]	1,630,000	1,329,148
FREMF Mortgage Trust 2013-K28, Commercial Mtg. Pass-Through Certificates, Series 2013-K28, Cl. C, 3.614%, 3/1/23[2,3]	1,605,000	1,309,381
FREMF Mortgage Trust 2013-K29, Commercial Mtg. Pass-Through Certificates, Series 2013-K29, Cl. C, 3.601%, 5/1/46[2,3]	2,655,000	2,146,368
FREMF Mortgage Trust 2013-K30, Commercial Mtg. Pass-Through Certificates, Series 2013-K30, Cl. C, 3.666%, 6/1/45[2,3]	2,490,000	1,980,138
FREMF Mortgage Trust 2013-K712, Commercial Mtg. Pass-Through Certificates, Series 2013-K712, Cl. C, 3.483%, 5/1/45[2,3]	2,655,000	2,366,429
FREMF Mortgage Trust 2013-K713, Commercial Mtg. Pass-Through Certificates, Series 2013-K713, Cl. C, 3.274%, 4/25/20[2,3]	740,000	629,621
GE Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C4, Cl. AJ, 5.489%, 11/1/45[2]	6,510,000	6,307,376
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 6.056%, 7/10/38[2]	8,205,000	8,004,572

14
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Commercial Continued
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	$5,550,000	$6,058,957
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	5,035,000	5,321,821
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.728%, 3/1/44[2,3]	4,085,000	4,002,405
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	47,858	47,592
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.706%, 11/1/35[2]	1,127,357	934,096
JPMBB Commercial Mortgage Securities Trust 2013-C14, Commercial Mtg. Pass-Through Certificates, Series 2013-C14, Cl. D, 4.713%, 8/1/46[2]	2,500,000	2,142,480
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2006-LDP7, Cl. AJ, 6.056%, 4/1/45[2]	3,495,000	3,506,960
Series 2006-LDP8, Cl. AJ, 5.48%, 5/1/45[2]	8,425,000	8,719,909
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	8,281,000	7,581,454
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	2,695,000	2,523,543
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.895%, 2/1/49[2]	5,850,000	6,281,438
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mtg. Pass-Through Certificates, Series 2013-C10, Cl. D, 4.30%, 12/15/47[2]	3,420,000	2,806,871
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.728%, 1/1/37[2]	234,724	199,976

15
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Commercial Continued
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.613%, 7/1/36[2,3]	$5,216,151	$3,991,879
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AJ, 5.72%, 3/11/39	4,350,000	4,346,990
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/11/40	5,855,000	6,412,396
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.32%, 4/11/41[2]	2,610,000	2,936,858
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	1,156	232
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.872%, 5/1/39[2]	6,860,000	6,965,455
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AJ, 5.485%, 7/1/46	5,820,000	5,645,962
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.82%, 11/1/45[2,3]	2,290,000	2,010,984
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commercial Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.444%, 2/1/46[2]	4,250,000	3,535,892
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.312%, 12/1/48[2]	2,020,000	1,690,274
Morgan Stanley Capital I Trust 2006-HQ10, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AJ, 5.39%, 11/1/41	3,975,000	3,963,160
Morgan Stanley Capital I Trust 2007-HQ11, Commercial Mtg. Pass-Through Certificates, Series 2007-HQ11, Cl. AJ, 5.51%, 2/1/44	2,115,000	2,241,111

16
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Commercial Continued
Morgan Stanley Capital I Trust 2007-IQ13, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ13, Cl. AM, 5.406%, 3/1/44	$765,000	$821,322
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 6.107%, 6/1/49[2]	5,875,000	6,323,759
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41	8,500,000	9,339,931
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.366%, 11/1/36[2,3]	42,072	41,594
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.222%, 4/25/35[2]	87,026	12,032
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	564,817	435,222
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 4/1/42	228,547	230,237
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.74%, 2/1/37[2]	6,541,157	5,433,759
Structured Adjustable Rate Mortgage Loan Trust 2004-10, Commercial Mtg. Pass-Through Certificates, Series 2004-10, Cl. 2A, 2.426%, 8/1/34[2]	7,075,657	6,828,186
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.168%, 5/1/36[2]	1,864,503	1,570,762
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.689%, 7/1/37[2]	5,493,254	4,512,362
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 5.049%, 5/1/63[2,3]	1,415,000	1,232,751

17
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Commercial Continued
UBS-Barclays Commercial Mortgage Trust 2013-C5, Commercial Mtg. Pass-Through Certificates, Series 2013-C5, Cl. D, 4.232%, 3/1/46[2]	$4,200,000	$3,446,184
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45	4,510,000	4,802,794
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.915%, 5/1/43[2]	5,315,000	5,467,232
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.204%, 4/1/47[2]	608,443	403,042
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.701%, 11/1/34[2]	162,503	6,633
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.611%, 2/1/35[2]	2,849,546	2,848,041
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.613%, 9/1/35[2]	5,804,414	5,439,526
Wells Fargo Mortgage-Backed Securities 2006-8 Trust, Mtg. Pass-Through Certificates, Series 2006-8, Cl. A15, 6%, 7/1/36	3,271,921	3,124,646
Wells Fargo Mortgage-Backed Securities 2006-AR7 Trust, Mtg. Pass-Through Certificates, Series 2006-AR7, Cl. 2A4, 2.616%, 5/1/36[2]	2,253,907	2,082,693
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.699%, 4/1/37[2]	1,501,866	1,428,280
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 3.332%, 3/1/44[7]	5,927,471	423,144
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.609%, 12/1/45[2,3]	1,165,000	1,012,988

18
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Commercial Continued
WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 5.004%, 6/1/45[2,3]	$2,040,000	$1,806,543
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 5.042%, 8/1/45[2,3]	2,275,000	2,047,863
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.324%, 3/1/45[2,3]	1,168,000	966,587
WFRBS Commercial Mortgage Trust 2013-C15, Commercial Mtg. Pass-Through Certificates, Series 2013-C15, Cl. D, 4.636%, 8/1/46[2]	3,150,000	2,672,906
		325,500,898
Multifamily–0.8%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.959%, 5/1/45[2]	4,295,000	4,521,778
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	1,940,630	1,701,736
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.458%, 6/1/36[2]	4,313,452	3,992,527
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36	1,643,933	1,336,979
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 4.807%, 5/1/37[2]	3,351,341	3,174,411
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 2.613%, 9/1/35[2]	308,791	300,298
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.642%, 3/1/36[2]	4,703,165	4,663,305
		19,691,034

19
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Residential–3.2%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.139%, 5/25/34[2]	$848,365	$817,165
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Series 2007-1, Cl. 1A3, 6%, 1/1/37	1,731,159	1,529,280
Series 2007-4, Cl. AM, 6.001%, 2/1/51[2]	4,760,000	5,226,927
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.405%, 5/1/36[2]	1,564,171	1,525,832
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.739%, 5/1/34[2]	2,032,381	1,982,531
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	4,251,687	3,909,898
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	1,478,808	1,516,320
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	359,122	332,027
CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37	3,210,123	2,953,021
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 2.758%, 6/1/47[2]	1,813,102	1,595,767
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 2.69%, 5/1/35[2]	1,949,601	1,933,860
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 2.86%, 8/1/35[2]	3,649,334	3,115,221
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	8,565,000	8,650,620
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl.1A10, 6%, 2/1/37	7,583,445	6,048,654

20
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Residential Continued
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A4, 6%, 8/1/37	$1,987,089	$1,567,320
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.071%, 5/1/36[2]	512,313	507,628
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	1,897,951	1,645,529
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.299%, 6/25/47[2]	549,916	549,079
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates: Series 2005-G, Cl. 2A, 0.412%, 12/15/35[2]	131,147	100,533
Series 2006-H, Cl. 2A1A, 0.332%, 11/15/36[2]	58,700	32,864
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	454,098	443,954
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	1,042,985	1,068,570
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	254,497	238,643
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.279%, 8/25/36[2]	1,089,687	486,453
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.378%, 10/25/36[2]	1,323,712	1,265,457
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29[1,6]	66,744	4,338
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates: Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	1,481,268	1,158,711
Series 2006-QS13, Cl. 1A8, 6%, 9/1/36	29,609	23,161
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	698,479	557,711

21
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Residential Continued
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	$2,838,315	$2,566,053
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	3,028,949	2,745,064
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	3,673,469	3,541,043
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 2.244%, 5/1/37[2,3,9]	151,268	71,613
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.373%, 10/1/35[2]	1,963,571	1,861,911
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates: Series 2007-HY1, Cl. 4A1, 2.539%, 2/1/37[2]	10,650,862	9,202,409
Series 2007-HY1, Cl. 5A1, 2.489%, 2/1/37[2]	6,488,367	5,307,108
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 4.891%, 5/1/37[2]	759,124	723,792
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	304,650	314,446
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.589%, 10/1/36[2]	2,408,931	2,325,426
		79,445,939
Total Mortgage-Backed Obligations (Cost $595,066,038)		609,668,560
U.S. Government Obligations–9.3%
Federal Home Loan Mortgage Corp. Nts.: 0.875%, 3/7/18	8,718,000	8,528,514
1.375%, 5/1/20	11,644,000	11,102,170
2.375%, 1/13/22	1,113,000	1,085,740
Federal National Mortgage Assn. Nts.: 0.375%, 7/5/16	844,000	837,102
1.25%, 1/30/17	1,406,000	1,422,924

22
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
U.S. Government Obligations Continued
1.375%, 11/15/16	$2,250,000		$2,289,229
1.625%, 11/27/18[4]	4,786,000		4,772,939
1.875%, 9/18/18	4,187,000		4,239,266
U.S. Treasury Bills: 0.03%, 10/10/13	605,000		604,995
0.063%, 10/31/13[10]	18,250,000		18,249,544
0.016%, 11/14/13	225,000		224,994
0.048%, 11/7/13[11]	11,675,000		11,674,743
0.007%, 12/12/13	1,680,000		1,679,983
U.S. Treasury Bonds, STRIPS, 4.833%, 2/15/16[12]	2,116,000		2,094,362
U.S. Treasury Nts., 0.25%, 7/31/15[11]	160,700,000		160,602,777
Total U.S. Government Obligations (Cost $229,527,308)			229,409,282
Foreign Government Obligations–24.1%
Angola–0.2%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19	3,655,000		3,933,694
Australia–0.5%
New South Wales Treasury Corp. Sr. Unsec. Nts., Series 19, 6%, 4/1/19	460,000	AUD	478,357
Queensland Treasury Corp. Nts.: Series 21, 6%, 6/14/21	3,960,000	AUD	4,144,274
Series 22, 6%, 7/21/22	195,000	AUD	200,286
Series 33, 6.50%, 3/14/33	2,770,000	AUD	2,909,698
Queensland Treasury Corp. Sr. Unsec. Nts., Series 19, 6.25%, 6/14/19	580,000	AUD	610,088
Victoria Treasury Corp., Series 1224, 5.50%, 12/17/24	540,000	AUD	542,561
Victoria Treasury Corp. Nts., 5.50%, 11/17/26	2,525,000	AUD	2,514,784
Western Australia Treasury Corp. Unsec. Nts., 7%, 10/15/19	220,000	AUD	237,944
			11,637,992
Belgium–0.2%
Belgium (Kingdom of) Bonds: Series 58, 3.75%, 9/28/20	2,955,000	EUR	4,480,872
Series 60, 4.25%, 3/28/41	150,000	EUR	227,468
			4,708,340
Bolivia–0.0%
Bolivia (Plurinational State of) Unsec. Bonds, 4.875%, 10/29/22	360,000		327,150
Brazil–3.3%
Brazil (Federative Republic of) Letra Tesouro Nacional Nts.: 9.073%, 1/1/14[12]	57,310,000	BRR	25,268,582
9.371%, 7/1/14[12]	42,775,000	BRR	18,000,723

23
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Brazil Continued
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.: 9.762%, 1/1/14	15,580,000	BRR	$7,031,214
9.762%, 1/1/17	13,765,000	BRR	6,004,970
9.762%, 1/1/21	27,720,000	BRR	11,612,235
13.505%, 5/15/45[13]	2,845,000	BRR	3,013,824
Series NTNB, 13.288%, 8/15/50[13]	2,640,000	BRR	2,781,293
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 9.762%, 1/1/18	10,795,000	BRR	4,652,273
Brazil (Federative Republic of) Sr. Unsec. Unsub. Nts., 4.875%, 1/22/21	1,707,000		1,841,426
Brazil Minas SPE Sec. Bonds, 5.333%, 2/15/28[3]	1,720,000		1,664,100
			81,870,640
Canada–0.1%
Canada (Government of) Nts., 3.75%, 6/1/19	2,145,000	CAD	2,276,068
Canada (Government of) Treasury Bills, 1.042%, 12/5/13[12]	960,000	CAD	930,372
			3,206,440
Colombia–0.4%
Colombia (Republic of) Sr. Nts., 7.375%, 3/18/19	2,665,000		3,240,640
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	430,000		471,925
Colombia (Republic of) Sr. Unsec. Nts.: 4%, 2/26/24	1,490,000		1,463,925
Series B, 7%, 5/4/22	4,397,000,000	COP	2,329,410
Series B, 10%, 7/24/24	399,000,000	COP	260,504
Colombia (Republic of) Unsec. Bonds, 8.125%, 5/21/24	970,000		1,257,363
Colombia (Republic of) Unsec. Nts., 7.375%, 1/27/17	620,000		724,780
			9,748,547
Costa Rica–0.0%
Costa Rica (Republic of) Sr. Unsec. Bonds, 4.375%, 4/30/25[3]	240,000		210,600
Croatia–0.2%
Croatia (Republic of) Unsec. Nts.: 5.50%, 4/4/23[3]	2,865,000		2,757,563
6.25%, 4/27/17[3]	1,420,000		1,495,714
6.375%, 3/24/21[3]	700,000		726,425
6.75%, 11/5/19[3]	685,000		733,806
			5,713,508

24
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Denmark–0.1%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	6,445,000	DKK	$1,365,526
Dominican Republic–0.1%
Banco De Reservas De La Republica Dominicana Bonds, 7%, 2/1/23[3]	1,090,000		1,040,950
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[3]	1,210,000		1,128,325
			2,169,275
Finland–0.1%
Finland (Republic of) Sr. Unsec. Nts., 1.50%, 4/15/23[3]	875,000	EUR	1,132,582
Finland (Republic of) Unsec. Bonds, 1.625%, 9/15/22	600,000	EUR	793,725
			1,926,307
France–0.3%
France (Republic of) Bonds: 2.75%, 10/25/27	745,000	EUR	990,726
3.75% 10/25/19	1,380,000	EUR	2,120,452
4.50%, 4/25/41	1,740,000	EUR	2,824,971
France (Republic of) Unsec. Nts., 2.25%, 10/25/22	1,915,000	EUR	2,600,766
			8,536,915
Germany–0.6%
Germany (Federal Republic of) Bonds, 2.50%, 7/4/44	1,065,000	EUR	1,411,754
Germany (Federal Republic of) Unsec. Bonds: 0.25%, 4/13/18	2,895,000	EUR	3,842,719
1.50%, 5/15/23	3,545,000	EUR	4,696,557
Series 153, 4%, 10/11/13	3,075,000	EUR	4,163,035
			14,114,065
Guatemala–0.0%
Guatemala (Republic of) Sr. Unsec. Bonds, 4.875%, 2/13/28[3]	1,190,000		1,094,800
Hungary–1.9%
Hungary Bonds: 6.75%, 11/24/17	486,000,000	HUF	2,364,623
Series 19/A, 6.50%, 6/24/19	510,000,000	HUF	2,466,385
Series 20/A, 7.50%, 11/12/20	280,000,000	HUF	1,429,150
Series 23A, 6%, 11/24/23	555,200,000	HUF	2,563,819
Hungary Sr. Unsec. Bonds, 7.625%, 3/29/41	135,000		145,125
Hungary Sr. Unsec. Nts., 5.75%, 6/11/18	330,000	EUR	468,763

25
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Hungary Continued
Hungary Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	$3,215,000		$3,436,031
Hungary Treasury Bills: 3.522%, 4/30/14[12]	2,468,000,000	HUF	10,997,978
3.559%, 1/8/14[12]	823,000,000	HUF	3,725,692
Series 3M, 3.538%, 12/27/13[12]	588,000,000	HUF	2,651,999
Series 12M, 3.512%, 3/5/14[12]	1,176,000,000	HUF	5,293,598
Hungary Unsec. Bonds: 5.375%, 2/21/23	2,365,000		2,311,788
5.50%, 12/20/18	1,244,000,000	HUF	5,766,056
Series 16/D, 5.50%, 12/22/16	442,000,000	HUF	2,076,284
			45,697,291
Indonesia–0.3%
Indonesia (Republic of) Sr. Unsec. Bonds: 4.875%, 5/5/21[3]	2,005,000		1,994,975
5.375%, 10/17/23[3]	2,260,000		2,260,000
Indonesia (Republic of) Sr. Unsec. Nts.: 4%, 11/21/18[3]	2,145,000		2,086,013
11.625%, 3/4/19[3]	445,000		595,744
Indonesia (Republic of) Unsec. Nts., 6.125%, 3/15/19[3]	1,335,000		1,398,413
			8,335,145
Italy–0.6%
Italy (Republic of) Bonds: 4%, 9/1/20	1,600,000	EUR	2,200,060
4.50%, 3/1/19	3,730,000	EUR	5,300,457
5%, 3/1/22	300,000	EUR	429,719
5%, 9/1/40	1,200,000	EUR	1,609,134
Series EU, 1.129%, 10/15/17[2]	730,000	EUR	935,853
Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	141,000,000	JPY	1,500,552
Italy (Republic of) Treasury Bills, 0.4461%, 10/31/13	440,000	EUR	595,036
Italy (Republic of) Treasury Bonds: 3.50%, 11/1/17	645,000	EUR	887,217
4.75%, 5/1/17	805,000	EUR	1,157,088
4.75%, 9/1/44	600,000	EUR	765,893
			15,381,009
Ivory Coast–0.2%
Ivory Coast Bonds, 5.75%, 12/31/32	5,625,000		4,992,188

26
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Japan–1.1%
Japan Bonds: 10 yr., 1.10%, 3/20/21	491,000,000	JPY	$5,223,472
10 yr., Series 329, 0.80%, 6/20/23	89,000,000	JPY	916,574
20 yr., Series 112, 2.10%, 6/20/29	421,000,000	JPY	4,814,857
20 yr., Series 134, 1.80%, 3/20/32	267,000,000	JPY	2,849,994
30 yr., 2%, 3/20/42	522,000,000	JPY	5,673,016
30 yr., Series 39, 1.90%, 6/20/43	30,000,000	JPY	318,546
Japan Sr. Unsec. Bonds: Series 38, 1.80%, 3/20/43	90,000,000	JPY	934,913
Series 143, 1.60%, 3/20/33	411,000,000	JPY	4,213,880
Series 328, 0.60%, 3/20/23	299,000,000	JPY	3,027,415
Japan Sr. Unsec. Nts., 2.30%, 3/19/18	395,000	CAD	380,677
			28,353,344
Kazakhstan–0.0%
Development Bank of Kazakhstan Sr. Unsec. Bonds, 4.125%, 12/10/22[3]	770,000		714,175
Korea, Republic of South–0.0%
Korea Housing Finance Corp. Sec. Nts., 1.625%, 9/15/18[3]	790,000		746,370
Latvia–0.0%
Latvia (Republic of) Sr. Unsec. Nts., 5.25%, 6/16/21[3]	930,000		1,010,213
Lithuanua–0.2%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22[3]	1,840,000		2,164,300
Lithuania (Republic of) Sr. Unsec. Nts., 6.125%, 3/9/21[3]	1,990,000		2,281,038
			4,445,338
Malaysia–0.4%
Central Bank of Malaysia Treasury Bills: Series 0213, 2.975%, 1/9/14[12]	7,790,000	MYR	2,370,289
Series 0413, 2.974%, 1/16/14[12]	15,580,000	MYR	4,737,830
Series 2513, 2.953%, 12/5/13[12]	3,895,000	MYR	1,188,757
Malaysia (Government of) Sr. Unsec. Bonds, Series 1/06, 4.262%, 9/15/16	2,435,000	MYR	764,571
			9,061,447
Mexico–5.3%
United Mexican States Bonds: 7.50%, 4/8/33	325,000		414,375
Series M, 5%, 6/15/17[2]	41,100,000	MXN	3,202,594
Series M, 6.50%, 6/9/22[2]	83,700,000	MXN	6,636,679
Series M20, 7.50%, 6/3/27[2]	51,700,000	MXN	4,331,946
Series M10, 7.75%, 12/14/17	22,135,000	MXN	1,891,994
Series MI10, 8%, 12/19/13	237,800,000	MXN	18,355,591

27
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Mexico–Continued
Series M20, 8.50%, 5/31/29[2]	40,740,000	MXN	$3,641,196
United Mexican States Nts., 6.75%, 9/27/34	855,000		1,017,450
United Mexican States Treasury Bills: 3.67%, 3/20/14[12]	235,000,000	MXN	17,649,551
3.777%, 12/11/13[12]	308,300,000	MXN	23,387,179
3.803%, 11/14/13[12]	56,355,000	MXN	4,286,071
3.81%, 10/31/13[12]	142,655,000	MXN	10,864,754
3.826%, 10/3/13[12]	156,600,000	MXN	11,960,199
3.982%, 11/7/13[12]	63,900,000	MXN	4,858,441
3.99%, 2/6/14[12]	39,700,000	MXN	2,994,325
3.993%, 1/23/14[12]	31,600,000	MXN	2,386,845
United Mexican States Unsec. Bonds: 3.646%, 3/6/14[12]	127,470,000	MXN	9,586,130
Series M, 7%, 6/19/14[2]	38,800,000	MXN	3,046,726
			130,512,046
Morocco–0.1%
Morocco (Kingdom of) Sr. Unsec. Nts., 4.25%, 12/11/22[3]	1,405,000		1,285,856
Nigeria–0.3%
Nigeria (Federal Republic of) Sr. Unsec. Bonds, 5.125%, 7/12/18[3]	865,000		880,138
Nigeria (Federal Republic of) Treasury Bills: 11.235%, 1/23/14[12]	166,000,000	NGN	993,894
11.835%, 10/24/13[12]	42,000,000	NGN	258,630
11.851%, 10/10/13[12]	32,000,000	NGN	198,290
Nigeria (Federal Republic of) Treasury Bonds: 7%, 10/23/19	214,000,000	NGN	994,796
16%, 6/29/19	219,000,000	NGN	1,507,030
16.39%, 1/27/22	231,000,000	NGN	1,657,643
			6,490,421
Panama–0.1%
Panama (Republic of) Bonds: 6.70%, 1/26/36	1,105,000		1,267,988
8.875%, 9/30/27	480,000		663,600
9.375%, 4/1/29	480,000		687,600
			2,619,188
Paraguay–0.0%
Paraguay (Republic of) Sr. Unsec. Bonds, 4.625%, 1/25/23[3]	380,000		348,650
Peru–0.3%
El Fondo MIVIVIENDA SA, 3.50% Unsec. Nts., 1/31/23[3]	1,110,000		968,475

28
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Peru (Republic of) Sr. Unsec. Bonds, 8.20%, 8/12/26[3]	6,795,000	PEN	$2,974,527
Peru (Republic of) Sr. Unsec. Nts.: 6.55%, 3/14/37	875,000		1,039,063
7.84%, 8/12/20[3]	6,380,000	PEN	2,657,585
			7,639,650
Philippines–0.2%
Philippines (Republic of the) Sr. Unsec. Bonds, 6.375%, 1/15/32	1,600,000		1,880,000
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	1,590,000		1,878,188
			3,758,188
Poland–0.4%
Poland (Republic of) Bonds: Series 0415, 5.50%, 4/25/15	2,200,000	PLZ	730,825
Series 1017, 5.25%, 10/25/17	3,050,000	PLZ	1,033,324
Poland (Republic of) Sr. Unsec. Bonds, 3%, 3/17/23	1,130,000		1,037,905
Poland (Republic of) Sr. Unsec. Nts.: 5%, 3/23/22	1,085,000		1,169,630
5.125%, 4/21/21	1,875,000		2,043,750
Poland (Republic of) Unsec. Bonds, Series 429, 5.75%, 4/25/29	9,460,000	PLZ	3,364,808
			9,380,242
Portugal–0.1%
Portugal (Republic of) Sr. Unsec. Bonds, 4.10%, 4/15/37	760,000	EUR	710,710
Portugal (Republic of) Sr. Unsec. Nts., 4.75%, 6/14/19	140,000	EUR	175,188
Portugal (Republic of) Sr. Unsec. Unsub. Bonds., 4.35%, 10/16/17	2,200,000	EUR	2,820,032
			3,705,930
Romania–0.1%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[3]	1,960,000		2,242,142
Russia–1.7%
AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[3]	44,700,000	RUR	1,349,077
Russian Federation Bonds: 7.50%, 3/15/18[2]	138,400,000	RUR	4,419,839
7.50%, 2/27/19[2]	183,000,000	RUR	5,832,855
7.60%, 4/14/21[2]	196,000,000	RUR	6,254,772
Russian Federation Sr. Unsec. Bonds: 5.875%, 9/16/43[3]	905,000		938,938
Series 6211, 7%, 1/25/23[2]	317,300,000	RUR	9,694,829

29
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Russian Federation Sr. Unsec. Nts., 4.875%, 9/16/23[3]	$1,335,000		$1,368,375
Russian Federation Unsec. Bonds: Series 9, 7.90%, 3/18/21[2]	33,200,000	RUR	1,030,279
Series 6209, 7.60%, 7/20/22[2]	140,700,000	RUR	4,466,150
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.55%, 9/17/32[2]	36,100,000	RUR	1,138,657
Vnesheconombank Via VEB Finance plc, Sr. Unsec. Unsub. Nts., 5.45%, 11/22/17[3]	1,535,000		1,636,464
Vnesheconombank Via VEB Finance plc Sr. Unsec. Unsub. Nts., 6.902%, 7/9/20[3]	2,880,000		3,168,144
Vnesheconombank via VEB Finance plc, Sr. Unsec. Nts., 5.375%, 2/13/17[3]	1,345,000		1,427,045
			42,725,424
Rwanda–0.1%
Rwanda (Republic of) Sr. Unsec. Bonds, 6.625%, 5/2/23[3]	1,640,000		1,447,300
Serbia–0.1%
Serbia (Republic of) Sr. Unsec. Nts., 5.25%, 11/21/17[3]	1,080,000		1,077,300
Serbia (Republic of) Treasury Bills: 9.824%, 1/30/14[12]	38,000,000	RSD	436,534
10.004%, 6/12/14[12]	151,000,000	RSD	1,668,450
			3,182,284
Singapore–0.0%
Singapore (Republic of) Sr. Unsec. Bonds, 2.375%, 4/1/17	730,000	SGD	617,178
South Africa–1.1%
South Africa (Republic of) Bonds: Series R208, 6.75%, 3/31/21	106,055,000	ZAR	10,185,146
Series R213, 7%, 2/28/31	30,838,000	ZAR	2,644,075
Series R207, 7.25%, 1/15/20	91,930,000	ZAR	9,153,537
South Africa (Republic of) Sr. Unsec. Bonds, 5.875%, 9/16/25	1,335,000		1,407,424
South Africa (Republic of) Sr. Unsec. Nts., 5.875%, 5/30/22	290,000		314,650
South Africa (Republic of) Unsec. Bonds, Series 2023, 7.75%, 2/28/23	24,300,000	ZAR	2,437,781
			26,142,613
Spain–0.1%
Comunidad De Madrid Sr. Unsec. Nts., 4.30%, 9/15/26	1,630,000	EUR	1,963,700
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	2,200,000	NOK	368,532

30
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Spain (Kingdom of) Sr. Unsec. Bonds, 4.50%, 1/31/18	550,000	EUR	$793,998
			3,126,230
Sri Lanka–0.1%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Bonds, 5.875%, 7/25/22[3]	895,000		827,875
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.: 6.25%, 10/4/20[3]	990,000		968,963
6.25% 7/27/21[3]	1,875,000		1,804,688
			3,601,526
Tanzania–0.1%
Tanzania (United Republic of) Sr. Unsec. Nts., 6.392%, 3/8/20[2]	1,510,000		1,566,625
Thailand–0.5%
Thailand (Kingdom of) Sr. Unsec. Bonds: 3.58%, 12/17/27	146,200,000	THB	4,410,197
3.625%, 6/16/23	143,600,000	THB	4,501,217
3.65%, 12/17/21	92,100,000	THB	2,919,520
			11,830,934
The Netherlands–0.1%
Netherlands (Kingdom of the) Bonds: 4%, 7/15/19	1,120,000	EUR	1,743,232
4%, 1/15/37	400,000	EUR	656,508
			2,399,740
Turkey–1.3%
Turkey (Republic of) Bonds: 6.875%, 3/17/36	615,000		655,898
9%, 3/5/14	16,685,000	TRY	8,325,774
9%, 3/8/17	14,275,000	TRY	7,154,990
Turkey (Republic of) Sr. Unsec. Nts., 5.625%, 3/30/21	1,105,000		1,153,620
Turkey (Republic of) Unsec. Bonds: 5%, 5/13/15[2]	15,660,000	TRY	7,345,288
5.828%, 2/11/15[13]	2,305,000	TRY	1,545,760
6.25%, 9/26/22	1,740,000		1,875,285
7.10%, 3/8/23[2]	5,740,000	TRY	2,507,636
Series 5Y, 6.30%, 2/14/18[2]	4,445,000	TRY	2,005,702
			32,569,953
United Arab Emirates–0.1%
Emirates of Dubai Sr. Unsec. International Bonds, 5.591%, 6/22/21	1,810,000		1,959,325

31
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
United Kingdom–0.4%
United Kingdom Treasury Bonds: 3.75%, 9/7/21	3,080,000	GBP	$5,521,677
4%, 9/7/16	1,215,000	GBP	2,150,519
4.25%, 12/7/55	450,000	GBP	853,531
4.75%, 12/7/38	1,120,000	GBP	2,224,923
			10,750,650
Uruguay–0.1%
Uruguay (Oriental Rupublic of) Sr. Unsec. Nts., 4.50%, 8/14/24	2,490,000		2,533,575
Venezuela–0.6%
Venezuela (Republic of) Bonds: 9%, 5/7/23	4,005,000		3,270,083
13.625%, 8/15/18	355,000		386,950
Venezuela (Republic of) Nts., 8.25%, 10/13/24	2,930,000		2,219,475
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 12.75%, 8/23/22	1,340,000		1,341,340
Venezuela (Republic of) Unsec. Bonds: 7%, 3/31/38	2,085,000		1,370,888
7.65%, 4/21/25	2,840,000		2,059,000
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[3]	3,570,000		3,748,500
			14,396,236
Total Foreign Government Obligations (Cost $619,642,306)			596,132,225
Corporate Bonds and Notes–31.6%
Consumer Discretionary–4.3%
Auto Components–0.6%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21[3]	1,640,000		1,689,200
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[3]	510,000		534,480
GKN Holdings plc, 6.75% Sr. Unsec. Unsub. Nts., 10/28/19	595,000	GBP	1,095,914
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	3,385,000		3,799,663
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[3]	1,710,000		1,594,575
Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[3]	670,000	EUR	924,719
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	3,559,000		3,799,233
			13,437,784
Automobiles–0.2%
Ford Motor Co., 7.45% Bonds, 7/16/31	1,025,000		1,254,093

32
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Automobiles Continued
Jaguar Land Rover plc: 5.625% Sr. Unsec. Nts., 2/1/23[3]	$1,295,000		$1,272,338
7.75% Sr. Unsec. Bonds, 5/15/18[3]	500,000		542,500
8.25% Sr. Nts., 3/15/20[3]	245,000	GBP	442,840
			3,511,771
Diversified Consumer Services–0.1%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,285,000		1,352,463
ServiceMaster Co.: 7% Sr. Unsec. Unsub. Nts., 8/15/20	455,000		432,250
8% Sr. Unsec. Unsub. Nts., 2/15/20	1,565,000		1,557,175
			3,341,888
Hotels, Restaurants & Leisure–0.9%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	2,295,000		2,507,288
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	1,105,000		1,245,888
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[3]	2,075,000		2,126,875
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	2,290,000		2,415,950
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	2,290,000		2,427,400
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[3]	1,625,000		1,564,063
MGM Resorts International: 6.625% Sr. Unsec. Unsub. Nts., 12/15/21	1,595,000		1,652,819
6.75% Sr. Unsec. Nts., 10/1/20	1,515,000		1,594,538
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	1,170,825		1,290,835
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	1,985,000		2,183,500
PNK Finance Corp., 6.375% Sr. Unsec. Nts., 8/1/21[3]	1,670,000		1,711,750
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[1,6]	250,000		–
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[3]	1,250,000		1,200,000
Viking Cruises Ltd., 8.50% Sr. Nts., 10/15/22[3]	930,000		1,034,625
			22,955,531
Household Durables–0.2%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[3]	635,000		548,481

33
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Household Durables Continued
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	$2,280,000	$2,416,800
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[3]	1,100,000	1,196,250
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[3]	1,050,000	981,750
		5,143,281
Media–1.4%
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	3,132,000	3,335,580
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23[3]	1,615,000	1,538,288
Cinemark USA, Inc., 5.125% Sr. Unsec. Nts., 12/15/22	615,000	579,638
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	1,220,000	1,271,850
DISH DBS Corp.: 5.875% Sr. Unsec. Nts., 7/15/22	1,675,000	1,658,250
6.75% Sr. Unsec. Nts., 6/1/21	835,000	881,969
7.875% Sr. Unsec. Nts., 9/1/19	2,135,000	2,444,575
DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Unsub. Nts., 8/15/20[3]	1,260,000	1,313,550
Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[3]	1,070,000	1,053,950
Globo Comunicacao e Participacoes SA, 5.307% Sr. Unsec. Unsub. Nts., 5/11/22[3]	515,000	520,150
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	2,305,000	2,408,725
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17[1,5]	2,879,000	2,952,774
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	1,195,000	1,200,975
Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[3]	730,000	770,150
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20[3]	1,165,000	1,191,213
Sinclair Television Group, Inc.: 5.375% Sr. Unsec. Nts., 4/1/21	1,235,000	1,179,425
6.125% Sr. Unsec. Nts., 10/1/22	2,410,000	2,403,975
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19	830,000	900,550
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[3]	2,935,000	3,224,831
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	1,600,000	1,752,000
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	2,380,000	2,534,700
		35,117,118

34
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Multiline Retail–0.2%
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	$415,000		$463,763
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[3,5]	3,100,000		3,200,750
J.C. Penney Corp., Inc., 6.375% Sr. Unsec. Unsub. Nts., 10/15/36	1,590,000		1,116,975
			4,781,488
Specialty Retail–0.5%
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[3]	3,240,000		3,231,900
Claire’s Stores, Inc.: 7.75% Sr. Unsec. Nts., 6/1/20[3]	1,250,000		1,228,125
8.875% Sr. Sec. Nts., 3/15/19	1,555,000		1,671,625
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[3]	1,435,000		1,481,638
Michaels FinCo Holdings LLC/Michaels FinCo., Inc., 7.50% Sr. Unsec. Nts., 8/1/18[3]	2,530,000		2,574,275
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts, 8/1/20[3]	2,265,000		2,446,200
			12,633,763
Textiles, Apparel & Luxury Goods–0.2%
Levi Strauss & Co., 7.75% Sr. Unsec. Unsub. Nts., 5/15/18	145,000	EUR	209,699
Quiksilver, Inc./QS Wholesale, Inc.: 7.875% Sr. Sec. Nts., 8/1/18[3]	1,060,000		1,110,350
10% Sr. Unsec. Nts., 8/1/20[3]	1,060,000		1,120,950
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21[3]	1,250,000		1,228,125
			3,669,124
Consumer Staples–0.9%
Beverages–0.0%
Coca-Cola Icecek AS, 4.75% Sr. Unsec. Nts., 10/1/18[3,4]	870,000		879,551
Food & Staples Retailing–0.1%
BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[3,5]	1,225,000		1,249,500
US Foods, Inc., 8.50% Sr. Sec. Nts., 6/30/19	1,585,000		1,678,119
			2,927,619

35
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Food Products–0.6%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[3]	$2,770,000	$2,894,650
ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20[3]	1,615,000	1,639,225
ASG Consolidated LLC, 15% Sr. Nts., 5/15/17[3,5]	2,599,749	2,658,243
BFF International Ltd., 7.25% Sr. Unsec. Unsub. Nts., 1/28/20[3]	155,000	172,050
BRF SA, 5.875% Sr. Unsec. Unsub. Nts., 6/6/22[3]	385,000	384,038
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[3]	2,942,000	3,199,425
Chiquita Brands International, Inc., 7.875% Sr. Sec. Nts., 2/1/21[3]	1,460,000	1,554,900
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[3]	1,545,000	1,236,309
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[3]	1,140,000	1,165,650
		14,904,490
Household Products–0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA: 5.75% Sr. Sec. Nts., 10/15/20	1,540,000	1,553,475
9% Sr. Unsec. Unsub. Nts., 4/15/19	1,285,000	1,355,675
		2,909,150
Tobacco–0.1%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	1,145,000	1,190,800
Energy–5.5%
Energy Equipment & Services–0.7%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	2,310,000	2,396,625
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21[3]	725,000	706,875
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	745,000	752,450
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	2,160,000	2,192,400
Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[3]	1,850,000	1,900,875
Offshore Group Investment Ltd.: 7.125% Sr. Sec. Nts., 4/1/23	1,495,000	1,465,100
7.50% Sr. Sec. Nts., 11/1/19	2,120,000	2,241,900
Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[3]	1,265,000	1,236,538

36
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Energy Equipment & Services Continued
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	$2,590,000	$2,751,875
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[3]	1,380,000	1,314,450
Seadrill Ltd., 5.625% Sr. Unsec. Nts., 9/15/17[3]	1,100,000	1,116,500
		18,075,588
Oil, Gas & Consumable Fuels–4.8%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Unsub. Nts., 5/15/23	785,000	741,825
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3]	2,295,000	2,461,388
Alpha Natural Resources, Inc., 6% Sr. Unsec. Unsub. Nts., 6/1/19	1,055,000	886,200
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	740,000	751,100
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	1,065,000	812,063
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.: 5.875% Sr. Unsec. Nts., 8/1/23[3]	1,280,000	1,209,600
6.625% Sr. Nts., 10/1/20[3]	720,000	738,000
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	1,160,000	1,189,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp.: 7.875% Sr. Unsec. Nts., 4/15/22	490,000	491,225
8.625% Sr. Unsec. Nts., 10/15/20	3,175,000	3,365,500
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	650,000	734,500
Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23	1,425,000	1,435,688
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	1,640,000	1,693,300
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	1,700,000	1,725,500
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	485,000	526,225
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Unsub. Nts., 10/3/23[1,4]	1,280,000	1,291,674
Denbury Resources, Inc., 4.625% Sr. Unsec. Sub. Nts., 7/15/23	1,040,000	956,800
Ecopetrol SA, 7.625% Sr. Unsec. Unsub. Nts., 7/23/19	315,000	374,063

37
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Empresa Nacional del Petroleo, 4.75% Sr. Unsec. Unsub. Nts., 12/6/21[3]	$1,215,000	$1,201,472
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	2,450,000	2,670,500
Gaz Capital SA: 8.146% Sr. Sec. Nts., 4/11/18[3]	3,050,000	3,549,590
8.625% Sr. Sec. Nts., 4/28/34[3]	2,345,000	2,814,000
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[3]	4,630,000	5,718,976
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[3]	4,930,000	4,775,938
Gazprom Via Gaz Capital SA, 5.999% Sr. Unsec. Nts., 1/23/21[3]	580,000	609,725
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 2/15/21	945,000	930,825
Halcon Resources Corp., 8.875% Sr. Unsec. Unsub. Nts., 5/15/21	2,720,000	2,801,600
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[3]	695,000	728,013
Inergy Midstream LP/Finance Corp., 6% Sr. Unsec. Nts., 12/15/20[3]	495,000	493,763
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[3]	905,000	1,112,019
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21[3]	1,275,000	1,259,063
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]	630,000	636,300
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	3,555,000	3,692,756
Lukoil International Finance BV: 4.563% Sr. Unsec. Nts., 4/24/23[3]	605,000	564,314
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[3]	1,330,000	1,517,929
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Unsub. Nts., 7/15/23	2,340,000	2,217,150
MEG Energy Corp.: 6.50% Sr. Unsec. Nts., 3/15/21[3]	5,005,000	5,067,563
7% Sr. Unsec. Nts., 3/31/24[3,4]	575,000	579,313
Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	740,000	719,650
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21[3]	1,270,000	1,260,475

38
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
Murray Energy Corp., 8.625% Sr. Sec. Nts., 6/15/21[3]	$635,000		$639,763
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	890,000		927,825
Novatek OAO via Novatek Finance Ltd.: 4.422% Sr. Unsec. Nts., 12/13/22[3]	3,350,000		3,082,000
7.75% Unsec. Nts., 2/21/17[3]	20,260,000	RUR	623,548
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	1,110,000		1,182,150
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[3]	239,575		244,965
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[3]	1,295,000		1,167,119
Pemex Project Funding Master Trust: 5.75% Sr. Unsec. Unsub. Nts., 3/1/18	800,000		890,000
6.625% Unsec. Unsub. Bonds, 6/15/35	1,270,000		1,347,483
Pertamina Persero PT, 4.875% Sr. Unsec. Unsub. Nts., 5/3/22[3]	1,070,000		971,025
Petroleos de Venezuela SA: 5.125% Sr. Unsec. Nts., 10/28/16	1,010,000		815,575
8.50% Sr. Nts., 11/2/17[3]	4,190,000		3,806,615
12.75% Sr. Unsec. Nts., 2/17/22[3]	2,350,000		2,303,000
Petroleos Mexicanos: 1.95% Sr. Unsec. Nts., 12/20/22	175,750		175,049
2% Sr. Unsec. Nts., 12/20/22	869,250		867,727
3.50% Sr. Unsec. Unsub. Nts., 1/30/23	2,940,000		2,679,728
4.875% Sr. Unsec. Unsub. Nts., 1/18/24	3,940,000		3,949,850
5.50% Sr. Unsec. Unsub. Nts., 6/27/44	185,000		168,852
6% Sr. Unsec. Unsub. Nts., 3/5/20	3,635,000		4,053,025
6.50% Sr. Unsec. Unsub. Nts., 6/2/41	1,475,000		1,535,839
8% Unsec. Unsub. Nts., 5/3/19	2,145,000		2,600,813
Petroleum Co. of Trinidad & Tobago Ltd.: 6% Sr. Unsec. Unsub. Nts., 5/8/22[3]	195,000		209,138
9.75% Sr. Unsec. Nts., 8/14/19[3]	515,000		664,350
Petronas Capital Ltd., 7.875% Nts., 5/22/22[3]	1,030,000		1,312,728
Range Resources Corp., 5% Sr. Unsec. Sub. Nts., 8/15/22	995,000		967,638
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[3,14]	680,000		557,600
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[3]	1,050,000		1,034,250
Rosetta Resources, Inc., 5.625% Sr. Unsec. Unsub. Nts., 5/1/21	740,000		706,700
Sabine Pass Liquefaction LLC: 5.625% Sr. Sec. Nts., 2/1/21[3]	1,230,000		1,210,013

39
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
5.625% Sr. Sec. Nts., 4/15/23[3]	$1,020,000		$983,025
Samson Investment Co., 10.25% Sr. Unsec. Nts., 2/15/20[3]	1,355,000		1,443,075
Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[3]	740,000		725,200
SandRidge Energy, Inc.: 7.50% Sr. Unsec. Unsub. Nts., 2/15/23	635,000		631,825
7.50% Sr. Unsec. Unsub. Nts., 3/15/21	640,000		649,600
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[3]	2,466,850		2,362,009
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[3]	1,470,000		1,403,850
SM Energy Co., 6.50% Sr. Unsec. Unsub. Nts., 1/1/23	1,170,000		1,199,250
Tengizchevroil LLP, 6.124% Nts., 11/15/14[3]	422,045		432,596
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20	485,000		486,213
Western Refining, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21	1,250,000		1,231,250
			118,546,846
Financials–7.0%
Capital Markets–0.9%
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[3]	1,315,000		1,334,725
Cantor Commercial Real Estate Co. LP/CCRE Finance, 7.75% Sr. Unsec. Nts., 2/15/18[3,4]	1,880,000		1,922,300
Deutsche Bank AG, 4.296% Unsec. Sub. Nts., 5/24/28	670,000		606,533
Deutsche Bank Capital Trust, 4.901% Unsec. Sub. Perpetual Bonds[2,3,14]	610,000		541,375
Nationstar Mortgage LLC/Nationstar Capital Corp.: 6.50% Sr. Unsec. Nts., 8/1/18	430,000		434,300
6.50% Sr. Unsec. Unsub. Nts., 7/1/21	510,000		490,875
7.875% Sr. Unsec. Nts., 10/1/20	1,655,000		1,733,613
10.875% Sr. Unsec. Nts., 4/1/15	1,295,000		1,355,477
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[3]	1,545,000		1,517,963
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	1,473,000		1,612,935
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[3]	1,100,000		1,160,500
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[3]	23,700,000	MXN	1,615,008

40
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Capital Markets Continued
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	$2,460,000		$2,583,000
UBS AG (Jersey Branch): 4.28% Jr. Sub. Perpetual Nts.[14]	195,000	EUR	266,755
7.152% Jr. Sub. Perpetual Bonds[14]	125,000	EUR	187,074
7.25% Unsec. Sub. Nts., 2/22/22	2,300,000		2,476,008
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375% Sr. Unsec. Nts., 5/1/21[3]	1,045,000		1,097,250
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19	1,165,000		1,208,688
			22,144,379
Commercial Banks–3.8%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[3]	4,310,000	TRY	1,950,547
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[3]	1,720,000		1,901,838
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[1]	1,080,000	BRR	437,351
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[14]	50,000		49,558
Banco BMG SA: 8.875% Unsec. Sub. Nts., 8/5/20[3]	530,000		500,850
9.15% Nts., 1/15/16[3]	978,000		1,017,120
9.95% Unsec. Unsub. Nts., 11/5/19[3]	1,395,000		1,381,050
Banco de Costa Rica, 5.25% Sr. Unsec. Nts., 8/12/18[3]	1,105,000		1,122,128
Banco del Estado de Chile: 3.875% Sr. Unsec. Nts., 2/8/22[3]	700,000		680,794
4.125% Sr. Unsec. Nts., 10/7/20[3]	1,180,000		1,201,193
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[3,14]	4,715,000		5,021,475
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[3]	4,330,000		4,302,938
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[3]	1,850,000	BRR	776,294
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[3]	1,745,000		1,605,400
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	2,675,000		2,454,313
Bank of Scotland plc: 4.875% Sr. Sec. Nts., 12/20/24	245,000	GBP	448,929
4.875% Sr. Sec. Unsub. Nts., 11/8/16	140,000	GBP	250,484
Barclays Bank plc: 4.75% Jr. Sub. Perpetual Bonds[14]	400,000	EUR	430,731

41
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Commercial Banks Continued
6% Jr. Sub. Perpetual Bonds[14]	1,530,000	GBP	$2,235,430
14% Jr. Sub. Perpetual Bonds[14]	780,000	GBP	1,698,246
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[3]	1,125,000		1,082,813
BNP Paribas SA: 5.945% Jr. Sub. Perpetual Bonds[14]	1,505,000	GBP	2,406,246
7.195% Jr. Sub. Perpetual Bonds[3,14]	400,000		403,500
BPCE SA, 9% Jr. Sub. Perpetual Bonds[14]	2,090,000	EUR	3,008,132
Caixa Economica Federal, 4.50% Sr. Unsec. Nts., 10/3/18[3,4]	1,730,000		1,716,506
CIT Group, Inc.: 4.25% Sr. Unsec. Nts., 8/15/17	405,000		414,113
5% Sr. Unsec. Nts., 8/15/22	1,740,000		1,708,283
Commerzbank AG, 8.125% Unsec. Nts., 9/19/23[3]	805,000		823,113
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[3]	1,185,000		1,152,413
Corp Group Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]	1,725,000		1,474,875
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[3,14]	2,850,000		3,131,438
Danske Bank AS, 5.684% Jr. Sub. Perpetual Bonds[14]	1,430,000	GBP	2,315,040
EUROFIMA, 6.25% Bonds, 12/28/18	935,000	AUD	946,216
European Investment Bank: 6% Sr. Unsec. Nts., 8/6/20	1,125,000	AUD	1,128,385
6.50% Sr. Unsec. Nts., 8/7/19	565,000	AUD	582,355
Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23	460,000		394,174
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[3]	1,525,000		1,372,500
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[2,3]	945,000		883,575
LBG Capital No. 1 plc, 11.04% Unsec. Sub. Nts., 3/19/20	2,316,000	GBP	4,366,547
LBG Capital No.1 plc, 7.869% Sec. Sub. Nts., 8/25/20	265,000	GBP	455,603
Lloyds TSB Bank plc, 6% Sr. Sec. Nts., 2/8/29	385,000	GBP	780,723
Rabobank Capital Funding Trust IV, 5.556% Perpetual Bonds[3,14]	375,000	GBP	609,033
RBS Capital Trust III, 5.512% Jr. Sub. Perpetual Bonds[14]	2,515,000		2,332,663
Royal Bank of Scotland NV: 3.37% Sub. Nts., 5/17/18	275,000	AUD	224,853
3.37% Sub. Nts., Series FRN, 5/17/18	340,000	AUD	278,000
Royal Bank of Scotland plc (The): 2.375% Sr. Unsec. Sub. Nts., 11/2/15	85,000	CHF	94,028
13.125% Unsec. Sub. Nts., 3/19/22	370,000	AUD	412,489

42
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Commercial Banks Continued
Sberbank of Russia Via SB Capital SA: 5.125% Sub. Nts., 10/29/22[3]	$1,365,000		$1,279,961
5.40% Sr. Unsec. Nts., 3/24/17	790,000		843,325
6.125% Sr. Nts., 2/7/22[3]	2,100,000		2,205,000
Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[14]	470,000	GBP	736,158
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[3,14]	2,225,000		2,280,972
Stadshypotek AB, 6% Sec. Unsub. Bonds, 6/21/17	5,385,000	SEK	950,143
Standard Chartered plc, 5.20% Unsec. Sub. Nts., 1/26/24[3]	260,000		261,857
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[3]	1,490,000		1,497,450
Turkiye Is Bankasi AS: 3.875% Sr. Unsec. Nts., 11/7/17[3]	590,000		568,613
5.097% Unsec. Nts., 11/6/13[12]	13,100,000	TRY	6,433,886
6% Sub. Nts., 10/24/22[3]	1,680,000		1,541,400
7.293% Unsec. Nts., 10/9/13[12]	3,895,000	TRY	1,924,738
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[3]	595,000		517,055
Turkiye Vakiflar Bankasi Tao, 3.75% Sr. Unsec. Nts., 4/15/18[3]	2,025,000		1,893,375
VTB Bank OJSC Via VTB Capital SA, 6% Sr. Unsec. Nts., 4/12/17[3]	900,000		949,500
VTB Capital SA: 6.465% Sr. Sec. Unsub. Nts., 3/4/15[3]	630,000		666,275
6.875% Sr. Sec. Nts., 5/29/18[3]	1,585,000		1,707,838
Yapi ve Kredi Bankasi AS: 5.50% Unsec. Sub. Nts., 12/6/22[3]	2,155,000		1,853,300
6.75% Sr. Unsec. Nts., 2/8/17[3]	1,245,000		1,307,561

			93,382,692
Consumer Finance–0.5%
Ahern Rentals, Inc., 9.50% Sr. Sec. Nts., 6/15/18[3]	1,460,000		1,543,950
Ally Financial, Inc., 7.50% Sr. Unsec. Unsub. Nts., 9/15/20	1,405,000		1,584,138
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18[3]	2,920,000		2,847,000
Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19	540,000		477,900
JSC Astana Finance, 9.16% Nts., 3/14/12[6]	7,200,000		409,500
Milestone Aviation Group LLC, 8.625% Sr. Unsec. Nts., 12/15/17[3]	1,380,000		1,459,350

43
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Consumer Finance Continued
SLM Corp., 7.25% Sr. Unsec. Unsub. Nts., 1/25/22	1,130,000		$1,155,425
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[3]	1,930,000		2,040,975
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[3]	1,910,000		2,005,500

			13,523,738
Diversified Financial Services–0.9%
AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[3]	280,000	EUR	386,374
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 4/15/24[3]	2,447,787		2,381,207
AyT Cedulas Cajas X Fondo de Titulizacion, 3.75% Sec. Nts., 6/30/25	140,000	EUR	153,577
Banco BTG Pactual SA (Cayman): 4% Sr. Unsec. Nts., 1/16/20[3]	2,380,000		2,136,050
5.75% Unsec. Sub. Nts., 9/28/22[3]	1,205,000		1,090,525
Banco Invex SA, 31.938% Mtg.-Backed Certificates, Series 062U, 3/13/34[6,13]	4,830,531	MXN	244,244
Brazil Loan Trust 1, 5.477% Sr. Sec. Nts., 7/24/23[3]	1,395,000		1,422,900
Cedulas TDA 6 Fondo de Titulizacion de Activos, 3.875% Sec. Nts., 5/23/25	140,000	EUR	154,659
CNG Holdings, Inc., 9.375% Sr. Sec. Nts., 5/15/20[3]	420,000		390,600
European Investment Bank, 5% Sr. Unsec. Nts., 8/22/22	700,000	AUD	654,052
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[3]	3,240,000		3,333,150
ING Verzekeringen NV, 6.375% Unsec. Sub. Nts., 5/7/27	1,645,000	EUR	2,312,354
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[3]	1,715,000		1,706,425
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[3]	1,685,000		1,659,725
JPMorgan Hipotecaria su Casita: 8.448% Sec. Nts., 8/26/35[1,13]	5,808,600	MXN	39,701
30.266% Mtg.-Backed Certificates, Series 06U, 9/25/35[13]	1,270,549	MXN	154,961
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[3]	1,240,000		1,253,950
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[3]	915,000		940,734
Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[3,5]	1,685,000		1,651,300

			22,066,488

44
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Insurance–0.3%
Assicurazioni Generali SpA, 7.75% Unsec. Sub. Nts., 12/12/42	55,000	EUR	$80,638
Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[14]	1,415,000	GBP	2,280,448
AXA SA, 6.379% Sub. Perpetual Bonds[3,14]	530,000		512,113
Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[3,4]	655,000		659,094
Patriot Merger Corp., 9% Sr. Unsec. Nts., 7/15/21[3]	850,000		879,750
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,14]	2,123,000		2,229,562
Swiss Reinsurance Co. via ELM BV: 3.96% Jr. Sub. Perpetual Bonds[2,14]	125,000	AUD	106,603
7.635% Jr. Sub. Perpetual Bonds[14]	55,000	AUD	52,755

			6,800,963
Real Estate Investment Trusts (REITs)–0.3%
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21[3]	1,535,000		1,542,675
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	1,175,000		1,245,500
Felcor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23	1,250,000		1,170,313
Geo Group, Inc. (The), 5.125% Sr. Unsec. Nts., 4/1/23[3]	1,615,000		1,485,800
iStar Financial, Inc., 4.875% Sr. Unsec. Unsub. Nts., 7/1/18	1,055,000		1,028,625
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	1,130,000		1,220,400

			7,693,313
Real Estate Management & Development—0.3%
BR Malls International Finance Ltd., 8.50% Perpetual Bonds[3,14]	990,000		984,431
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 12/31/23[3]	2,255,000		2,181,713
Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[3]	2,535,000		2,839,200
9% Sr. Sec. Nts., 1/15/20[3]	865,000		1,003,400
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[3]	745,000	EUR	1,088,503

			8,097,247
Health Care–1.3%
Biotechnology–0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	995,000		1,073,356

45
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Biotechnology Continued
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts, 8/15/20	$1,570,000		$1,628,875

			2,702,231
Health Care Equipment & Supplies–0.3%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	690,000		638,250
Alere, Inc.: 7.25% Sr. Unsec. Unsub. Nts., 7/1/18	1,270,000		1,377,950
8.625% Sr. Unsec. Sub. Nts., 10/1/18	152,298		164,863
Biomet, Inc.: 6.50% Sr. Unsec. Sub. Nts., 10/1/20	630,000		641,813
6.50% Sr. Unsec. Unsub. Nts., 8/1/20	2,090,000		2,168,375
ConvaTec Healthcare ESA, 10.875% Sr. Unsec. Nts., 12/15/18[3]	540,000	EUR	827,336
Hologic, Inc., 6.25% Sr. Unsec. Unsub. Nts., 8/1/20	185,000		193,556
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	1,840,000		2,040,100

			8,052,243
Health Care Providers & Services–0.7%
Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21[3]	440,000		446,600
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	970,000		980,913
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Unsub. Nts., 8/15/22	895,000		889,406
Fresenius Medical Care US Finance II, Inc.: 5.625% Sr. Unsec. Nts., 7/31/19[3]	805,000		843,238
5.875% Sr. Unsec. Nts., 1/31/22[3]	405,000		417,150
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	1,370,000		1,428,225
HCA, Inc., 7.50% Sr. Unsec. Unsub. Nts., 2/15/22	1,740,000		1,914,000
Health Management Associates, Inc., 7.375% Sr. Unsec. Nts., 1/15/20	855,000		941,034
HealthSouth Corp.: 7.75% Sr. Unsec. Nts., 9/15/22	845,000		910,488
8.125% Sr. Unsec. Unsub. Nts., 2/15/20	549,000		600,469
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	1,885,000		2,016,950
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[3]	1,390,000		1,542,900
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21[3]	1,055,000		1,004,888
Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20[3]	1,030,000		1,055,106
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	1,970,000		2,088,200

			17,079,567

46
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Life Sciences Tools & Services–0.1%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[3]	$990,000	$1,117,463
Pharmaceuticals–0.1%
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[3]	955,000	1,014,688
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	1,005,000	1,097,963

		2,112,651
Industrials–3.9%
Aerospace & Defense–0.9%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	1,080,000	1,185,300
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	4,180,000	4,326,300
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	800,000	778,000
Erickson Air-Crane, Inc., 8.25% Sr. Sec. Nts., 5/1/20[3]	2,902,000	2,854,843
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[3]	2,560,000	2,675,200
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21[3]	3,235,000	3,404,838
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,785,000	1,932,263
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	1,137,000	1,242,173
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	1,940,000	2,172,800
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	1,125,000	1,203,750
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	650,000	708,500

		22,483,967
Air Freight & Logistics–0.2%
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	897,000	968,760
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	2,694,400

		3,663,160
Airlines–0.2%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[3]	1,100,000	1,095,875
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/28/25[3]	2,910,000	2,619,000

47
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Airlines Continued
US Airways 2011-1 Class A Pass-Through Trust, 7.125% Sec. Certificates, 10/22/23	$1,256,516		$1,379,026

			5,093,901
Building Products–0.2%
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	1,770,000		1,933,725
Ply Gem Industries, Inc.: 8.25% Sr. Sec. Nts., 2/15/18	1,163,000		1,250,225
9.375% Sr. Unsec. Nts., 4/15/17	1,755,000		1,860,300

			5,044,250
Commercial Services & Supplies–0.5%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	3,020,000		2,408,450
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	720,000		720,000
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[3]	2,340,000		2,433,600
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Unsub. Nts., 3/15/21	1,190,000		1,282,225
STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]	995,000		1,077,088
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[3]	1,220,000		1,230,675
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	2,285,000		2,496,363

			11,648,401
Construction & Engineering–0.3%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[3]	1,135,000		1,069,738
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[1]	3,410,502		3,990,287
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[3]	815,000		825,188
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[3]	1,130,000	BRR	424,763

			6,309,976
Electrical Equipment–0.1%
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[3]	1,240,000		1,193,500
Orion Engineered Carbons Bondco GmbH, 10% Sr. Sec. Nts., 6/15/18[1]	751,500	EUR	1,133,686

			2,327,186
Industrial Conglomerates–0.1%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	625,000	AUD	622,211
Hutchison Whampoa Europe Finance 13 Ltd., 3.75% Jr. Sub. Perpetual Bonds[14]	110,000	EUR	141,559

48
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Industrial Conglomerates Continued
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[3]	$1,870,000		$1,606,330

			2,370,100
Machinery–0.6%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	1,205,000		1,211,025
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	1,115,000		1,209,775
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	1,620,000		1,755,675
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	670,000		740,350
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	2,890,000		3,229,575
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	965,000		981,888
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	2,725,000		2,769,281
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	2,060,000		2,229,950
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	1,580,000		1,627,400

			15,754,919
Marine–0.0%
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	725,000		761,250
Professional Services–0.1%
FTI Consulting, Inc., 6% Sr. Unsec. Unsub. Nts., 11/15/22	2,565,000		2,558,588
Road & Rail–0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	1,680,000		1,562,400
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[3]	860,000		946,000
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[1]	1,510,000		1,591,163
REFER Rede Ferroviaria Nacional, 4% Sr. Unsec. Unsub. Nts., 3/16/15	540,000	EUR	701,318
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[3]	520,000		461,500
Ukraine Railways via Shortline plc, 9.50% Unsec. Nts., 5/21/18[3]	310,000		249,550
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	4,775,000		2,769,500

			8,281,431

49
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Trading Companies & Distributors–0.4%
Air Lease Corp., 4.75% Sr. Unsec. Unsub. Nts., 3/1/20	$880,000		$869,000
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[3]	3,255,000		3,381,131
International Lease Finance Corp.: 3.875% Sr. Unsec. Unsub. Nts., 4/15/18	1,255,000		1,214,997
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	1,847,000		2,128,668
United Rentals North America, Inc., 7.375% Sr. Unsec. Nts., 5/15/20	1,125,000		1,217,813

			8,811,609
Information Technology–1.1%
Communications Equipment–0.1%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	1,305,000		1,226,700
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	1,166,000		1,215,555

			2,442,255
Computers & Peripherals–0.0%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[3,4]	1,230,000		1,200,788
Electronic Equipment, Instruments & Components–0.1%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	980,000		1,014,300
Belden, Inc., 5.50% Sr. Unsec. Sub. Nts., 9/1/22[3]	1,245,000		1,207,650

			2,221,950
Internet Software & Services–0.3%
Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[3]	790,000	EUR	1,095,471
EarthLink, Inc., 7.375% Sr. Sec. Nts., 6/1/20[3]	3,160,000		3,096,800
Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	1,220,000		1,189,500
IAC/InterActiveCorp, 4.75% Sr. Unsec. Unsub. Nts., 12/15/22	1,255,000		1,160,875

			6,542,646
IT Services–0.3%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	335,000		340,025
First Data Corp.: 8.25% Sec. Nts., 1/15/21[3]	1,410,000		1,462,875
10.625% Sr. Unsec. Nts., 6/15/21[3]	730,000		744,600
12.625% Sr. Unsec. Nts., 1/15/21	1,126,000		1,244,230
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	6,685,000		4,813,200

			8,604,930

50
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount	Value
Semiconductors & Semiconductor Equipment–0.2%
Freescale Semiconductor, Inc.: 9.25% Sr. Sec. Nts., 4/15/18[3]	$2,250,000	$2,446,875
10.75% Sr. Unsec. Nts., 8/1/20	1,988,000	2,221,590

		4,668,465
Software–0.1%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[3]	1,085,000	1,131,113
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	485,000	544,413

		1,675,526
Materials–2.8%
Chemicals–0.6%
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[3]	385,000	408,100
Braskem Finance Ltd.: 5.375% Sr. Unsec. Nts., 5/2/22[3]	2,030,000	1,903,125
5.75% Sr. Unsec. Nts., 4/15/21[3]	1,630,000	1,605,550
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	680,000	707,200
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20	875,000	879,375
Huntsman International LLC, 4.875% Sr. Unsec. Unsub. Nts., 11/15/20	220,000	209,550
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[3]	1,045,000	1,156,031
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	1,050,000	1,029,000
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[3]	1,365,000	1,327,463
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	1,160,000	1,223,800
PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20[3]	420,000	412,650
PQ Corp., 8.75% Sr. Sec. Nts., 5/1/18[3]	1,140,000	1,219,800
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[3]	1,140,000	1,137,150

		13,218,794
Construction Materials–0.6%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	1,975,000	2,128,063
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[3]	3,005,000	3,380,625

51
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Construction Materials Continued
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[3]	$3,280,000		$3,542,400
CEMEX Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[3]	1,990,000		2,189,000
Cemex SAB de CV: 6.50% Sr. Sec. Nts., 12/10/19[3]	1,560,000		1,540,500
7.25% Sr. Sec. Nts., 1/15/21[3,4]	1,675,000		1,672,906
HeidelbergCement Finance BV, 8% Sr. Unsec. Unsub. Nts., 1/31/17	360,000	EUR	568,652
Lafarge SA, 5.375% Sr. Unsec. Unsub. Nts., 6/26/17	395,000	EUR	576,570

			15,598,716
Containers & Packaging–0.5%
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	2,205,000		2,127,825
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	1,580,000		1,832,800
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3]	590,000		634,250
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23[3]	2,815,000		2,589,800
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	1,540,000		1,653,575
Sealed Air Corp.: 5.25% Sr. Unsec. Nts., 4/1/23[3]	1,620,000		1,543,050
6.50% Sr. Unsec. Nts., 12/1/20[3]	1,445,000		1,520,863
Smurfit Kappa Acquisitions, 7.75% Sr. Sec. Nts., 11/15/19[3]	770,000	EUR	1,134,968

			13,037,131
Metals & Mining–1.0%
Aleris International, Inc.: 7.625% Sr. Unsec. Nts., 2/15/18	2,655,000		2,791,069
7.875% Sr. Unsec. Unsub. Nts., 11/1/20	2,550,000		2,645,625
Alrosa Finance SA, 7.75% Nts., 11/3/20[3]	3,570,000		3,981,264
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[3]	1,070,000		1,088,725
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[3]	770,000		800,800
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[3]	1,515,000		1,400,436
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[3]	1,675,000		1,524,250

52
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Metals & Mining Continued
FMG Resources Pty Ltd., 6.875% Sr. Unsec. Unsub. Nts., 2/1/18[3]	$1,060,000		$1,111,675
Gerdau Holdings, Inc., 7% Sr. Unsec. Nts., 1/20/20[3]	305,000		326,350
Gerdau Trade, Inc., 5.75% Sr. Unsec. Nts., 1/30/21[3]	815,000		802,775
JMC Steel Group, Inc., 8.25% Sr. Unsec. Nts., 3/15/18[3]	205,000		198,850
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[3]	1,140,000		1,107,225
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[3]	1,270,000		1,146,175
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	1,285,000		1,416,713
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[3]	960,000		837,600
Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[3]	785,000		770,281
Vedanta Resources plc, 6% Sr. Unsec. Nts., 1/31/19[3]	1,255,000		1,198,525
Walter Energy, Inc.: 9.50% Sr. Sec. Nts., 10/15/19	880,000		914,100
9.875% Sr. Unsec. Unsub. Nts., 12/15/20[3]	1,420,000		1,246,050

			25,308,488
Paper & Forest Products–0.1%
Catalyst Paper Corp., 11% Sr. Sec. Nts., 10/30/17[5]	1,993,571		1,176,207
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[6]	3,620,097		–

			1,176,207
Telecommunication Services–2.8%
Diversified Telecommunication Services–1.6%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Unsub. Nts., 9/15/21[3]	655,000		657,456
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	2,550,000	BRR	1,013,419
Cequel Communications Escrow 1 LLC/Cequel Escrow Capital Corp., 6.375% Sr. Nts., 9/15/20[3]	5,325,000		5,458,125
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[3]	560,000		516,600
Fairpoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[3]	3,600,000		3,681,000
Frontier Communications Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/15/24	1,615,000		1,623,075
Intelsat Jackson Holdings SA: 5.50% Sr. Unsec. Nts., 8/1/23[3]	1,055,000		991,700
7.25% Sr. Unsec. Nts., 10/15/20	1,460,000		1,565,850

53
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Diversified Telecommunication Services Continued
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[3]	$2,095,000		$2,176,181
Koninklijke KPN NV, 6.125% Jr. Sub. Perpetual Bonds[14]	860,000	EUR	1,192,829
Level 3 Communications, Inc., 8.875% Sr. Unsec. Unsub. Nts., 6/1/19	1,935,000		2,080,125
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	765,000		847,238
MetroPCS Wireless, Inc.: 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[3]	1,610,000		1,624,088
6.625% Sr. Unsec. Nts., 11/15/20	2,490,000		2,589,600
Portugal Telecom International Finance BV, 5.625% Sr. Unsec. Unsub. Nts., 2/8/16	530,000	EUR	752,861
Telecom Italia SpA, 7.75% Unsec. Sub. Nts., 3/20/73	2,335,000	EUR	3,156,600
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[3]	1,080,000		964,551
Telefonica Emisiones SAU, 3.987% Sr. Unsec. Unsub. Nts., 1/23/23	575,000	EUR	757,894
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[3]	4,255,000		3,786,950
Verizon Communications, Inc., 6.55% Sr. Unsec. Unsub. Nts., 9/15/43	130,000		147,256
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	2,535,000		2,636,400
Windstream Corp., 6.375% Sr. Unsec. Nts., 8/1/23	1,045,000		961,400

			39,181,198
Wireless Telecommunication Services–1.2%
America Movil SAB de CV: 6.45% Sr. Unsec. Nts., 12/5/22	22,780,000	MXN	1,637,910
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	14,700,000	MXN	1,099,385
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[3]	610,000		634,400
Digicel Ltd., 6% Sr. Unsec. Nts., 4/15/21[3]	1,150,000		1,083,875
Millicom International Cellular SA, 4.75% Sr. Unsec. Nts., 5/22/20[3]	875,000		815,938
MTS International Funding Ltd.: 5% Sr. Unsec. Nts., 5/30/23[3]	1,145,000		1,056,263
8.625% Sr. Unsec. Nts., 6/22/20[3]	1,855,000		2,177,306
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20	785,000		783,038
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	3,075,000		2,759,813

54
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Wireless Telecommunication Services Continued
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[3]	$1,045,000		$1,227,875
Vimpel Communications, Inc.: 8.85% Sr. Unsec. Nts., 3/8/22[2]	12,300,000	RUR	386,483
8.85% Sr. Unsec. Nts., 3/8/22[2]	13,700,000	RUR	430,473
Vimpel Communications/VIP Finance Ireland Ltd. OJSC: 7.748% Sec. Nts., 2/2/21[3]	2,140,000		2,311,200
9.125% Sr. Unsec. Nts., 4/30/18[3]	4,520,000		5,254,500
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[3]	4,930,000		5,207,313
VimpelCom Holdings BV: 5.95% Sr. Unsec. Unsub. Nts., 2/13/23[3]	2,400,000		2,281,584
9% Sr. Unsec. Nts., 2/13/18	47,100,000	RUR	1,462,358

			30,609,714
Utilities–2.0%
Electric Utilities–1.2%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Unsub. Nts., 10/21/20[3,4]	5,120,000		6,016,000
EDP Finance BV, 6% Sr. Unsec. Unsub. Nts., 2/2/18[3]	1,055,000		1,094,563
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[2,3,14]	2,100,000		1,989,977
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Unsub. Nts., 2/1/21[3]	2,227,465,000	COP	1,225,854
Enel SpA, 8.75% Unsec. Sub. Nts., 9/24/73[3]	575,000		589,375
Eskom Holdings Ltd., 5.75% Sr. Unsec. Bonds, 1/26/21[3]	540,000		540,000
Iberdrola International BV, 5.75% Jr. Sub. Perpetual Bonds[14]	820,000	EUR	1,120,431
Israel Electric Corp. Ltd.: 6.70% Sr. Unsec. Nts., 2/10/17[3]	1,885,000		2,025,838
7.25% Nts., 1/15/19[3]	8,830,000		9,670,545
9.375% Sr. Sec. Nts., 1/28/20[3]	425,000		509,700
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	109,600,000	PHP	2,716,338
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[3]	1,055,000		1,012,800

			28,511,421
Energy Traders–0.5%
AES Corp. (The): 7.375% Sr. Unsec. Unsub. Nts., 7/1/21	1,045,000		1,154,725
8% Sr. Unsec. Unsub. Nts., 10/15/17	1,100,000		1,270,500

55
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Energy Traders Continued
Calpine Corp.: 7.50% Sr. Sec. Nts., 2/15/21[3]	$1,026,000		$1,095,255
7.875% Sr. Sec. Nts., 1/15/23[3]	995,000		1,052,213
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]	2,150,000		2,308,831
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23[3]	420,000		384,300
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.: 10% Sr. Sec. Nts., 12/1/20[3]	1,840,000		1,941,200
11.75% Sec. Nts., 3/1/22[3]	1,715,000		1,937,950
Instituto Costarricense de Electricidad, 6.95% Sr. Unsec. Nts., 11/10/21[3]	190,000		196,175
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23	1,455,000		1,433,175
Perusahaan Listrik Negara PT, 5.25% Sr. Unsec. Nts., 10/24/42[3]	315,000		236,250
Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Gtd. Unsec. Nts., 12/2/24[3]	335,000		403,675
			13,414,249
Gas Utilities–0.2%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	2,595,000		2,770,163
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[3]	1,145,000		1,176,488
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[3]	710,000		644,325
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[3]	585,000		589,388
			5,180,364
Multi-Utilities–0.1%
Eskom Holdings SOC Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[3]	1,845,000		1,905,332
Veolia Environnement SA, 4.44% Unsec. Perpetual Bonds[2,14]	850,000	EUR	1,125,487
			3,030,819
Total Corporate Bonds and Notes (Cost $790,840,051)			779,531,166

56
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Shares		Value
Preferred Stocks–0.1%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg. (Cost $3,049,853)	3,287		$3,140,934
Common Stocks–0.2%
American Media, Inc. [15]	219,796		2,527,654
Arco Capital Corp. Ltd. [1,15]	690,638		–
Catalyst Paper Corp. [15]	154,233		178,183
Global Aviation Holdings, Inc. [15]	400		–
NewPage Corp. [15]	15,700		1,373,750
Nortek, Inc. [15]	24,095		1,655,567
Premier Holdings Ltd. [15]	18,514		–
Revel Entertainment [15]	19,163		440,749
Wallace Theater Holdings, Inc. [1,15]	1,525		15,296
Total Common Stocks (Cost $13,802,296)			6,191,199

	Units
Rights, Warrants and Certificates–0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17 [15] (Cost $6,331,150)	22,685		–

	Principal Amount
Structured Securities–1.1%
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	1,549,000,000	COP	1,011,329
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[6]	53,910,000	RUR	–
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[6]	97,250,000	RUR	–
Deutsche Bank AG: Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[3,12]	1,627,846		1,209,676
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[3,12]	2,074,127		1,541,314
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[3,12]	1,790,677		1,330,678
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[3,12]	1,600,639		1,189,458
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[3,12]	1,992,926		1,480,972
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[3,12]	2,274,622		1,690,305
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[3,12]	1,817,157		1,350,356
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[3,12]	1,708,050		1,269,277
Coriolanus Ltd. Sec. Credit Linked Nts., 17.954%, 12/31/17[1,13]	12,850,000	BRR	7,894,491
Opic Reforma I Credit Linked Nts., Cl. 2A, 7.455%, 5/22/15[1,2]	697,693	MXN	50,205

57
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Principal Amount		Value
Opic Reforma I Credit Linked Nts., Cl. 2B, 7.455%, 5/22/15[1,2]	1,220,632	MXN	$87,835
Opic Reforma I Credit Linked Nts., Cl. 2C, 7.455%, 5/22/15[1,2]	18,404,162	MXN	1,324,335
Opic Reforma I Credit Linked Nts., Cl. 2D, 7.455%, 5/22/15[1,2]	1,341,270	MXN	96,516
Opic Reforma I Credit Linked Nts., Cl. 2E, 7.455%, 5/22/15[1,2]	974,458	MXN	70,120
Opic Reforma I Credit Linked Nts., Cl. 2F, 7.455%, 5/22/15[1,2]	622,337	MXN	44,782
Opic Reforma I Credit Linked Nts., Cl. 2G, 7.455%, 5/22/15[1,2]	114,609	MXN	8,247
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[3]	4,250,000,000	COP	2,774,788
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37[1,12]	315,000,000	MXN	2,168,265
LB Peru Trust II Certificates, Series 1998-A, 0%, 2/28/16[6,12]	2,994		2,998
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	47,440,873	RUR	733,896
Total Structured Securities (Cost $33,239,439)			27,329,843

		Counterparty	Exercise Price	Expiration Date	Contracts
Over-the-Counter Options Purchased–0.2%
AUD Currency Call[15]	BOFA	95.500	JPY	8/4/14	1,395,000	AUD	23,077
AUD Currency Call[15]	GSCO-OT	102.000	JPY	9/10/14	1,970,000	AUD	11,656
BRR Currency Call[15]	CITNA-B	2.200	BRR	10/15/13	27,500,000	BRR	98,683
BRR Currency Call[15]	BOFA	2.240	BRR	11/1/13	76,675,000	BRR	672,329
BRR Currency Call[15]	GSCO-OT	2.210	BRR	12/23/13	155,605,000	BRR	1,326,825
HUF Currency Call[15]	CITNA-B	217.700	HUF	11/1/13	4,975,000,000	HUF	193,179
HUF Currency Call[15]	BOFA	218.300	HUF	11/4/13	4,993,000,000	HUF	232,923
INR Curency Call[15]	GSCO-OT	65.250	INR	9/3/14	82,500,000	INR	36,300
INR Currency Call[15]	GSCO-OT	65.000	INR	9/2/14	82,500,000	INR	34,198

58
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

		Counterparty	Exercise Price	Expiration Date	Contracts Value
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[15]	GSCO-OT	93.000	USD	12/20/13	6,663	USD	$244,925
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[15]	DEU	92.000	USD	12/20/13	2,218	USD	141,199
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[15]	DEU	94.000	USD	12/20/13	4,460	USD	59,832
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[15]	GSCO-OT	94.000	USD	12/20/13	4,465	USD	85,289
JPY Currency Call[15]	GSCO-OT	95.500	JPY	10/18/13	187,500,000	JPY	4,108
JPY Currency Put[15]	GSCO-OT	108.000	JPY	5/22/15	650,000,000	JPY	122,259
MXN Currency Call[15]	DEU	12.650	MXN	10/15/13	99,500,000	MXN	10,177
MXN Currency Call[15]	MSCO	12.430	MXN	10/18/13	146,850,000	MXN	5,090
MXN Currency Call[15]	GSCO-OT	12.430	MXN	10/18/13	146,850,000	MXN	5,090
MXN Currency Call[15]	DEU	12.460	MXN	10/31/13	427,000,000	MXN	50,155
MXN Currency Call[15]	BOFA	12.360	MXN	10/31/13	282,000,000	MXN	20,766
MXN Currency Call[15]	CITNA-B	12.380	MXN	11/1/13	282,975,000	MXN	24,291
MXN Currency Call[15]	CITNA-B	12.460	MXN	11/1/13	284,700,000	MXN	34,318
MXN Currency Call[15]	GSCO-OT	12.680	MXN	12/23/13	107,100,000	MXN	77,809
MXN Currency Call[15]	GSCO-OT	13.000	MXN	9/29/14	17,000,000	MXN	46,768
MYR Currency Call[15]	BAC	3.170	MYR	11/1/13	95,100,000	MYR	151,948
MYR Currency Call[15]	JPM	3.180	MYR	11/1/13	108,840,000	MYR	186,281
PLZ Currency Call[15]	DEU	3.090	PLZ	11/1/13	70,700,000	PLZ	195,037
PLZ Currency Call[15]	BOFA	3.080	PLZ	11/4/13	70,370,000	PLZ	166,664

59
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Counterparty	Exercise Price		Expiration Date	Contracts		Value
RUR Currency Call[15]	JPM	32.640	RUR	11/1/13	1,305,000,000	RUR	505,648
RUR Currency Call[15]	BOFA	32.380	RUR	11/1/13	555,500,000	RUR	148,096
RUR Currency Call[15]	BAC	32.470	RUR	11/1/13	742,700,000	RUR	227,504
TRY Currency Call[15]	GSCO–OT	1.910	TRY	10/9/13	7,435,000	TRY	113
TRY Currency Call[15]	GSCO–OT	1.890	TRY	10/22/13	7,445,000	TRY	636
TRY Currency Call[15]	JPM	1.910	TRY	11/1/13	54,465,000	TRY	24,937
TRY Currency Call[15]	FIB	1.910	TRY	11/4/13	54,490,000	TRY	29,445
ZAR Currency Call[15]	MSCO	9.580	ZAR	11/1/13	218,900,000	ZAR	65,504
ZAR Currency Call[15]	JPM	9.610	ZAR	11/4/13	219,800,000	ZAR	84,386
ZAR Currency Call[15]	BOFA	9.310	ZAR	11/29/13	79,000,000	ZAR	17,700
Total Over-the-Counter Options Purchased (Cost $8,981,200)							5,365,145

	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount
Over-the-Counter Credit Default Swaptions Purchased–0.0%
Credit Default Swap maturing 6/20/18 Call	BOFA	Sell	iTraxx Europe Senior Financials Series 19 Version 1	1.000%	10/17/13	9,290,000	EUR	52,214
Credit Default Swap maturing 6/20/18 Call	JPM	Sell	CDX.NA.HY.20	5.000	12/19/13	685,000		3,379
Total Over-the-Counter Credit Default Swaptions Purchased (Cost $56,877)								$55,593

	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount
Over-the-Counter Interest Rate Swaptions Purchased–0.2%
Interest Rate Swap maturing 7/27/46 Call	BOFA	Receive	Three- Month USD BBA LIBOR	3.890%	7/26/16	$6,860,000	815,212

60
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount
Interest Rate Swap maturing 8/4/46 Call	BOFA	Receive	Three- Month USD BBA LIBOR	4.860	8/3/16	1,395,000		68,606
Interest Rate Swap maturing 10/8/23 Call	BOFA	Pay	Three- Month CAD BA CDOR	2.083	10/9/13	15,740,000	CAD	–
Interest Rate Swap maturing 10/21/18 Call	BOFA	Pay	Three- Month USD BBA LIBOR	1.398	10/18/13	81,985,000		32,451
Interest Rate Swap maturing 2/5/19 Call	BOFA	Pay	Three- Month USD BBA LIBOR	1.858	2/4/14	22,010,000		268,375
Interest Rate Swap maturing 11/20/23 Call	BAC	Receive	Three- Month USD BBA LIBOR	2.183	11/19/13	2,850,000		166,215

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Value
Interest Rate Swap maturing 4/27/47 Call	BAC	Receive	Three- Month USD BBA LIBOR	3.480%	4/26/17	5,040,000		$919,596
Interest Rate Swap maturing 1/25/46 Call	BAC	Receive	Six-Month GBP BBA LIBOR	3.540	1/26/16	1,325,000	GBP	168,047
Interest Rate Swap maturing 5/30/33 Call	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/31/23	1,235,000	GBP	104,617
Interest Rate Swap maturing 7/20/20 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.270	7/21/15	4,160,000	GBP	81,066
Interest Rate Swap maturing 6/20/21 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.618	6/21/16	5,420,000	GBP	128,517
Interest Rate Swap maturing 2/12/18 Call	BAC	Pay	Three- Month USD BBA LIBOR	2.362	2/7/14	33,325,000		220,349
Interest Rate Swap maturing 1/16/16 Call	GSCOI	Receive	Three- Month USD BBA LIBOR	1.750	3/14/14	230,200,000		42,264
Interest Rate Swap maturing 12/4/45 Call	GSCO-OT	Receive	Six-Month GBP BBA LIBOR	3.275	12/7/15	1,320,000	GBP	214,709
Interest Rate Swap maturing 1/22/44 Call	GSCOI	Receive	Three- Month USD BBA LIBOR	4.320	1/17/14	9,615,000		227,219
Interest Rate Swap maturing 3/7/16 Call	JPM	Receive	Three- Month USD BBA LIBOR	1.160	3/6/14	69,820,000		45,199
Interest Rate Swap maturing 11/19/23 Call	JPM	Receive	Three- Month USD BBA LIBOR	2.256	11/18/13	2,640,000		136,589
Interest Rate Swap maturing 10/21/18 Call	JPM	Pay	Three- Month USD BBA LIBOR	1.395	10/18/13	27,330,000		10,314

61
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Value
Interest Rate Swap maturing 10/11/17 Call	JPM	Pay	Three- Month USD BBA LIBOR	2.014	10/10/13	6,575,000		17,697
Interest Rate Swap maturing 1/26/19 Call	UBS	Pay	Six-Month EUR EURIBOR	1.545	1/25/17	11,220,000	EUR	97,720
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $4,299,083)								$3,764,762

	Shares
Investment Companies–7.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09% [16,17]	86,895,069	86,895,069
Oppenheimer Master Event-Linked Bond Fund, LLC [16]	4,827,322	65,271,396
Oppenheimer Master Loan Fund, LLC [16]	212,114	2,936,038
Oppenheimer Short Duration Fund, Cl. Y [16]	3,704,360	37,117,692
Total Investment Companies (Cost $190,260,981)		192,220,195

Total Investments, at Value (Cost $2,635,993,581)	105.0%	$2,594,241,802
Liabilities in Excess of Other Assets	(5.0)	(124,595,613)
Net Assets	100.0%	$2,469,646,189

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso

62
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

PLZ	Polish Zloty
RSD	Serbian Dinar
RUR	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TRY	New Turkish Lira
ZAR	South African Rand

1. Restricted security. The aggregate value of restricted securities as of September 30, 2013 was $48,487,630, which represents 1.96% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Ally Auto Receivables Trust, Automobile Receivables Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18	6/8/12	$2,110,379	$2,208,007	$97,628
Arco Capital Corp. Ltd.	6/28/13	–	–	–

Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16	3/22/13	537,247	437,351	(99,896)

CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Unsub. Nts., 10/3/23	9/26/13	1,280,000	1,291,674	11,674
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 17.954%, 12/31/17	9/19/07	5,969,120	7,894,491	1,925,371
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.455%, 5/22/15	5/21/08	67,269	50,205	(17,064)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.455%, 5/22/15	6/12/08	117,680	87,835	(29,845)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.455%, 5/22/15	6/18/08	1,785,486	1,324,335	(461,151)

63
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.455%, 5/22/15	7/8/08	130,028	96,516	(33,512)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.455%, 5/22/15	7/15/08	94,626	70,120	(24,506)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.455%, 5/22/15	8/8/08	61,263	44,782	(16,481)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.455%, 5/22/15	8/22/08	11,304	8,247	(3,057)
Deutsche Mortgage Securities, Inc., Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2013-RS1, Cl. 1A2, 0%, 6/28/47	9/23/13	3,744,507	3,744,507	–
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37	9/12/12	3,694,699	2,168,265	(1,526,434)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.096%, 8/15/22	11/6/07	7,095,966	6,886,250	(209,716)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.396%, 8/15/22	6/8/07	5,270,000	4,558,550	(711,450)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.396%, 8/15/22	6/8/07	5,270,000	4,558,550	(711,450)
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17	12/13/12- 12/14/12	2,870,788	2,952,774	81,986
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06- 7/24/07	3,622,459	3,990,287	367,828
JPMorgan Hipotecaria su Casita, 8.448% Sec. Nts., 8/26/35	3/21/07	526,714	39,701	(487,013)

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12- 3/15/13	1,535,658	1,591,163	55,505
LBC Tank Terminals Holding Netherlands BV, 6.875%Sr. Unsec. Nts., 5/15/23	5/8/13	630,000	636,300	6,300
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29	8/10/10	66,025	4,338	(61,687)

Orion Engineered Carbons Bondco GmbH, 10% Sr. Sec. Nts., 6/15/18	8/8/13- 8/19/13	1,119,835	1,133,686	13,851
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	242,675	–	(242,675)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20	7/24/12	2,560,000	2,694,400	134,400
Wallace Theater Holdings, Inc.	3/28/13	15	15,296	15,281
		$50,413,743	$48,487,630	$(1,926,113)

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $593,805,754 or 24.03% of the Fund’s net assets as of September 30, 2013.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2013. See accompanying Notes.

5. Interest or dividend is paid-in-kind, when applicable.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $6,349,753 or 0.26% of the Fund’s net assets as of September 30, 2013.

8. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,499,938. See accompanying Notes.

11. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $4,144,030. See accompanying Notes.

12.	Zero coupon bond reflects effective yield on the date of purchase.

13. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

14. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

15.	Non-income producing security.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares September 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	34,093,630	786,772,415	733,970,976	86,895,069
Oppenheimer Master Event-Linked Bond Fund, LLC	4,827,322	-	-	4,827,322
Oppenheimer Master Loan Fund, LLC	25,357,850	-	25,145,736	212,114
Oppenheimer Short Duration Fund, Cl. Y	1,010,027	2,694,333	-	3,704,360

	Value	Income		Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E	$86,895,069	$40,046		$-
Oppenheimer Master Event-Linked Bond Fund, LLC	65,271,396	3,895,632	[a]	(54,365)	[a]
Oppenheimer Master Loan Fund, LLC	2,936,038	6,237,384	[b]	5,547,250	[b]
Oppenheimer Short Duration Fund, Cl. Y	37,117,692	50,021		-

	$192,220,195	$10,223,083		$5,492,885

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

17. Rate shown is the 7-day yield as of September 30, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,569,682,887	60.5%
Mexico	174,100,859	6.7
Brazil	139,406,528	5.4
Russia	108,842,249	4.2
Turkey	58,480,521	2.3
Hungary	47,377,343	1.8
United Kingdom	33,770,565	1.3
South Africa	29,987,185	1.2
Japan	28,479,711	1.1
Peru	25,574,522	1.0
France	23,971,350	0.9
Germany	23,744,145	0.9
Colombia	23,226,927	0.9
Italy	22,939,493	0.9
Venezuela	21,321,426	0.8
Supranational	19,314,358	0.7
Canada	16,300,819	0.6
The Netherlands	13,926,277	0.5
Australia	13,873,125	0.5
Israel	12,206,083	0.5
Thailand	11,830,934	0.5
Malaysia	10,712,404	0.4
United Arab Emirates	10,594,325	0.4
Indonesia	10,555,220	0.4
Luxembourg	10,341,114	0.4
Poland	9,741,943	0.4
Chile	7,831,716	0.3
Philippines	6,878,201	0.3
Spain	6,822,079	0.3
Nigeria	6,490,421	0.3
Portugal	6,254,672	0.2
Croatia	5,713,508	0.2
Belgium	5,344,640	0.2
Switzerland	5,318,757	0.2
China	5,037,450	0.2
Ivory Coast	4,992,188	0.2
Dominican Republic	4,550,482	0.2
Sri Lanka	4,542,260	0.2
India	4,521,085	0.2
Lithuanua	4,445,338	0.2
Angola	3,933,694	0.2
Denmark	3,680,566	0.1
Kazakhstan	3,614,290	0.1

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Geographic Holdings	Value	Percent
Serbia	3,182,284	0.1
Ukraine	3,010,109	0.1
Panama	2,619,188	0.1
Uruguay	2,533,575	0.1
Greece	2,396,625	0.1
Romania	2,242,142	0.1
Finland	1,926,307	0.1
Jamaica	1,718,275	0.1
Tanzania	1,566,625	0.1
Costa Rica	1,528,903	0.1
Rwanda	1,447,300	0.1
Morocco	1,285,856	0.1
Ireland	1,134,968	–
Norway	1,116,500	–
Guatemala	1,094,800	–
Latvia	1,010,213	–
Sweden	950,143	–
Trinidad & Tobago	873,488	–
Korea, Republic of South	746,370	–
Singapore	617,178	–
Paraguay	348,650	–
Bolivia	327,150	–
European Union	149,934	–
Hong Kong	141,559	–

Total	$2,594,241,802	100.0%

Forward Currency Exchange Contracts as of September 30, 2013:
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	10/2013	3,260,000	COP	1,701	USD	$8,436	$-
BAC	11/2013	7,600	EUR	10,013	USD	270,735	-
BAC	11/2013	9,020	PLZ	2,878	USD	360	-
BAC	10/2013	54,900	RUR	1,693	USD	5	-
BAC	12/2013	380	TRY	184	USD	2,022	-
BAC	1/2014	6,561	USD	14,880	BRR	-	9,674
BAC	11/2013	1,699	USD	1,310	EUR	-	73,275
BAC	11/2013	604	USD	59,000	JPY	12,333	8,404
BAC	10/2013	11,406	USD	37,200	MYR	18,358	4,778
BAC	10/2013- 12/2013	8,000	USD	265,760	RUR	2,124	141,123
BAC	12/2013	13,603	USD	28,190	TRY	-	190,745
BAC	10/2013	6,852	USD	70,760	ZAR	-	188,099
BAC	11/2013	16,684	USD	155,880	ZAR	1,264,993	-
BAC	10/2013- 12/2013	44,340	ZAR	4,443	USD	39,081	86,952

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BNP	12/2013	2,900	TRY	1,377	USD	41,892	-
BNP	11/2013	1,692	USD	1,120	GBP	-	120,787
BNP	12/2013	2,629	USD	588,000	HUF	-	28,184
BNP	12/2013- 3/2014	23,944	USD	312,600	MXN	270,764	-
BOA	10/2013- 12/2013	712,192,000	IDR	6,554	USD	-	392,890
BOA	11/2013	1,505,000	JPY	14,940	USD	375,861	-
BOA	11/2013	3,173,000	KRW	2,949	USD	-	5,680
BOA	10/2013	17,535	MYR	5,395	USD	-	21,754
BOA	11/2013	316,000	THB	10,156	USD	-	85,860
BOA	11/2013	310	USD	350	AUD	-	15,471
BOA	1/2014	19,514	USD	44,940	BRR	-	329,335
BOA	10/2013	539	USD	281,000	CLP	-	15,205
BOA	11/2013	1,838	USD	21,134,000	IDR	27,796	-
BOA	11/2013	55,384	USD	5,414,000	JPY	285,763	-
BOA	10/2013- 6/2014	45,272	USD	584,770	MXN	882,619	51,435
BOA	10/2013	3,884	USD	10,310	PEN	196,933	-
BOA	10/2013	3,054	USD	123,000	PHP	227,649	-
BOA	10/2013	5,682	USD	18,210	PLZ	-	137,862
BOA	10/2013	4,117	USD	137,180	RUR	-	91,948
BOA	10/2013	3,980	USD	7,880	TRY	101,006	-
BOA	10/2013- 12/2013	8,531	USD	84,820	ZAR	130,657	-
BOA	12/2013	38,710	ZAR	4,002	USD	-	182,415
CITNA-B	11/2013	420	CAD	410	USD	-	2,948
CITNA-B	10/2013	126,000	CLP	249	USD	-	886
CITNA-B	10/2013	3,029,000	COP	1,639	USD	-	50,697
CITNA-B	12/2013	3,265,000	KRW	3,027	USD	-	3,640
CITNA-B	11/2013	9,121	USD	9,595	AUD	207,989	2,859
CITNA-B	12/2013	2,031	USD	3,875,000	COP	12,873	-
CITNA-B	1/2014	22,904	USD	17,285	EUR	433	487,895
CITNA-B	11/2013- 1/2014	15,006	USD	9,735	GBP	-	742,370
CITNA-B	11/2013- 3/2014	29,230	USD	386,800	MXN	172,605	177,102
CITNA-B	10/2013	5,645	USD	18,310	PLZ	-	206,768
CITNA-B	11/2013	3,174	USD	100,000	THB	-	12,349
CITNA-B	10/2013	5,620	USD	56,600	ZAR	10,037	-
CITNA-B	11/2013	47,750	ZAR	4,607	USD	115,894	-
DEU	10/2013	3,970	PEN	1,421	USD	8,482	9,444
DEU	2/2014	29,157	USD	21,730	EUR	-	252,998
DEU	2/2014	1,878	USD	1,210	GBP	-	78,880

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Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
DEU	11/2013	729	USD	2,400	PLZ	-	36,439
DEU	11/2013	1,502	USD	15,450	ZAR	-	26,024
DEU	11/2013	990	ZAR	98	USD	-	701
FIB	11/2013	50,470	PLZ	15,775	USD	330,683	-
FIB	11/2013- 2/2014	897	USD	945	CAD	-	17,594
FIB	11/2013	6,008	USD	19,220	PLZ	-	125,931
GSCO-OT	10/2013	423,000	CLP	816	USD	17,924	-
GSCO-OT	11/2013	429,000	JPY	4,313	USD	53,013	-
GSCO-OT	11/2013- 9/2014	5,819	USD	6,460	AUD	88	181,676
GSCO-OT	7/2014	56,668	USD	133,205	BRR	14,285	140,926
GSCO-OT	11/2013- 12/2013	34,488	USD	25,815	EUR	-	441,078
GSCO-OT	9/2014	1,258	USD	90,200	INR	-	71,829
GSCO-OT	10/2014	458	USD	6,200	MXN	-	1,804
HSBC	3/2014	8,115	USD	16,685	TRY	89,343	-
JPM	10/2013	947,000	COP	497	USD	-	75
JPM	12/2013	23,311,000	IDR	2,093	USD	-	129,934
JPM	11/2013	3,259,000	KRW	3,026	USD	-	3,021
JPM	10/2013	9,450	MYR	2,953	USD	-	57,636
JPM	12/2013	16,440	PLZ	5,321	USD	-	76,899
JPM	11/2013	74,000	THB	2,315	USD	43,525	-
JPM	12/2013	13,360	TRY	6,805	USD	-	267,701
JPM	11/2013	40,812	USD	92,095	BRR	-	375,911
JPM	10/2013	3,516	USD	6,488,000	COP	114,335	-
JPM	4/2014	5,755	USD	1,293,000	HUF	-	41,273
JPM	1/2014	1,838	USD	21,599,000	IDR	25,668	-
JPM	11/2013	983	USD	97,000	JPY	2,876	6,994
JPM	10/2013	10,688	USD	132,000	MXN	632,854	-
JPM	10/2013	9,141	USD	29,865	MYR	-	3,686
JPM	10/2013- 12/2013	26,792	USD	901,740	RUR	-	781,318
JPM	5/2014	3,845	USD	116,400	THB	169,187	-
JPM	10/2013- 12/2013	26,781	USD	51,745	TRY	1,348,686	-
MSCO	11/2013	101,430	MXN	7,735	USD	43,087	54,975
MSCO	10/2013	5,350	PEN	1,935	USD	-	21,267
MSCO	7/2014	5,755	USD	13,300	BRR	119,685	-
MSCO	11/2013- 1/2014	3,304	USD	2,480	EUR	498	52,418
MSCO	11/2013	1,980	USD	1,270	GBP	-	75,122
MSCO	10/2013- 4/2014	17,350	USD	3,938,000	HUF	-	455,061
MSCO	10/2013- 12/2013	43,911	USD	564,400	MXN	1,047,701	115,986

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Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
MSCO	11/2013	161	USD	1,040	SEK	-	825
MSCO	10/2013	102,810	ZAR	9,984	USD	244,393	-
NOM	12/2013	960	EUR	1,300	USD	-	560
NOM	11/2013	966,000	JPY	9,583	USD	247,577	-
NOM	11/2013	21,480	MYR	6,689	USD	-	120,814
NOM	11/2013	64,100	THB	2,054	USD	3,575	15,532
NOM	11/2013	7,580	USD	24,025	MYR	233,323	-
RBSC	11/2013	455	CHF	473	USD	29,956	-
RBSC	11/2013	10,270,000	KRW	9,223	USD	297,478	-
RBSC	11/2013	680	NOK	115	USD	-	2,124
RBSC	11/2013	15,240	PLZ	4,770	USD	93,553	-
RBSC	11/2013	340	SEK	51	USD	1,397	-
RBSC	11/2013	66	USD	375	DKK	-	1,764
RBSC	12/2013-3/2014	15,317	USD	3,461,000	HUF	-	303,354
RBSC	10/2013	2,289	USD	21,640	ZAR	136,044	-

Total unrealized appreciation and depreciation						$10,028,434	$8,218,964

Futures Contracts as of September 30, 2013:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
Australian Treasury Bonds, 10 yr.	SFE	Sell	12/16/13	80	$(178,731)
Euro-Bundesobligation	EUX	Sell	12/6/13	20	(63,873)
U.S. Long Bonds	CBT	Buy	12/19/13	705	2,417,437
U.S. Long Bonds	CBT	Sell	12/19/13	228	(256,181)
U.S. Treasury Nts., 2 yr.	CBT	Sell	12/31/13	169	(79,824)
U.S. Treasury Nts., 5 yr.	CBT	Buy	12/31/13	324	107,396
U.S. Treasury Nts., 5 yr.	CBT	Sell	12/31/13	1,457	(2,043,673)
U.S. Treasury Nts., 10 yr.	CBT	Buy	12/19/13	91	123,926
U.S. Treasury Nts., 10 yr.	CBT	Sell	12/19/13	91	(143,892)
U.S. Treasury Ultra Bonds	CBT	Buy	12/19/13	197	850,652
United Kingdom Long Gilt	LIF	Sell	12/27/13	25	(56,658)

					$676,579

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Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Over-the-Counter Written Options as of September 30, 2013:

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
AUD Currency Put	GSCO-OT	70.000	JPY	8/4/14	(1,395,000)	AUD	$15,678	$(9,517)
AUD Currency Put	BOFA	70.080	JPY	9/10/14	(1,970,000)	AUD	17,706	(17,048)
BRR Currency Call	GSCO-OT	2.133	BRR	12/23/13	(150,315,000)	BRR	487,070	(534,096)
BRR Currency Put	CITNA-B	2.460	BRR	10/15/13	(30,750,000)	BRR	102,125	(371)
France (Republic of) Bonds, 2.75%, 10/25/27 Put	JPM	98.875	EUR	10/22/13	(1,325,000)	EUR	49,408	(22,685)
INR Currency Put	GSCO-OT	100.000	INR	9/3/14	(126,500,000)	INR	22,897	(4,048)
INR Currency Put	GSCO-OT	98.320	INR	9/2/14	(124,800,000)	INR	25,016	(4,666)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Put	GSCO-OT	91.000	USD	12/20/13	(446)	USD	149,410	(99,363)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Put	DEU	90.000	USD	12/20/13	(1,336)	USD	402,995	(231,383)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Put	GSCO-OT	89.000	USD	12/20/13	(444)	USD	135,420	(61,303)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Put	DEU	89.000	USD	12/20/13	(889)	USD	264,470	(121,178)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Put	DEU	90.000	USD	12/20/13	(446)	USD	139,375	(77,928)
JPY Currency Call[1]	GSCO-OT	90.000	JPY	5/22/15	(542,000,000)	JPY	102,378	(162,058)
JPY Currency Put	GSCO-OT	120.000	JPY	5/22/15	(722,000,000)	JPY	122,138	(35,804)
JPY Currency Put	GSCO-OT	100.00	JPY	10/18/13	(196,500,000)	JPY	4,991	(7,048)
MXN Currency Call	GSCO-OT	12.275	MXN	12/23/13	(103,700,000)	MXN	50,857	(25,246)
MXN Currency Call	GSCO-OT	12.250	MXN	9/29/14	(16,000,000)	MXN	18,090	(18,749)
MXN Currency Put	GSCO-OT	13.310	MXN	10/18/13	(157,500,000)	MXN	119,397	(93,446)
MXN Currency Put	MSCO	13.310	MXN	10/18/13	(157,300,000)	MXN	122,023	(93,328)
MXN Currency Put	GSCO-OT	15.750	MXN	9/29/14	(20,600,000)	MXN	27,558	(26,416)
TRY Currency Put[2]	GSCO-OT	2.058	TRY	10/22/13	(8,120,000)	TRY	29,875	(27,725)
TRY Currency Put	GSCO-OT	2.115	TRY	10/9/13	(8,250,000)	TRY	33,593	(4,587)

Total Over-the-Counter Written Options							$2,442,470	$(1,678,033)

1. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 79.50 JPY per 1 USD.

2. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 2.1645 TRY per 1 USD.

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Over-the-Counter Credit Default Swaps at September 30, 2013 are as follows:

Reference Entity	Swap Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value
Banco Bilbao Vizcaya Argentaria Senior Finance SAU	UBS	Sell	3%	12/20/17	125	EUR	$4,874	$5,545
Banco Bilbao Vizcaya Argentaria Senior Finance SAU	UBS	Sell	3	12/20/17	125	EUR	5,012	5,545
Banco Santander SA	UBS	Sell	3	9/20/17	250	EUR	(901)	13,203
Ireland (Republic of)	GSCOI	Buy	1	3/20/18	660	USD	(27,725)	8,648
Ireland (Republic of)	GSCOI	Buy	1	3/20/18	585	EUR	(21,644)	(11,020)
Italy (Republic of)	GSCOI	Sell	1	3/20/23	660	USD	105,519	(97,619)
Peru (Republic of)	DEU	Buy	1	9/20/18	2,575	USD	(41,301)	59,602
Ukraine	JPM	Buy	5	12/20/18	855	USD	(172,626)	189,323
Ukraine	JPM	Buy	5	12/20/18	855	USD	(171,247)	189,323

Total Over-the-Counter Credit Default Swaps							$(320,039)	$362,550

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	500,000	EUR	–	BBB to BBB-
Investment Grade Sovereign Debt	660,000	USD	$–	BBB+

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Cleared Interest Rate Swaps at September 30, 2013:

Exchange	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
CITI	Receive	Three-Month USD BBA LIBOR	2.855%	9/20/23	2,980	USD	$(25,223)
JPM	Receive	Six-Month EUR EURIBOR	1.435	9/5/18	21,955	EUR	(340,792)
JPM	Receive	Six-Month EUR EURIBOR	2.254	9/5/23	2,710	EUR	(69,050)
JPM	Receive	Six-Month EUR EURIBOR	2.253	9/6/23	14,355	EUR	(362,554)
JPM	Receive	Three-Month USD BBA LIBOR	1.859	3/6/17	73,270	USD	(751,241)

Total of Cleared Interest Rate Swaps							$(1,548,860)

Over-the-Counter Interest Rate Swaps at September 30, 2013:

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Pay	MXN TIIE BANXICO	8.255%	8/10/23	37,700	MXN	$(14,058)
BAC	Pay	Three-Month SEK STIBOR SIDE	2.175	5/10/23	5,000	SEK	(34,273)
BAC	Pay	Three-Month ZAR JIBAR SAFEX	6.980	6/20/15	59,400	ZAR	25,718
BOFA	Pay	MXN TIIE BANXICO	7.530	5/18/33	2,700	MXN	(2,540)
BOFA	Pay	Three-Month CAD BA CDOR	1.660	5/9/16	6,635	CAD	(21,674)
BOFA	Pay	Three-Month CAD BA CDOR	3.155	9/18/23	3,055	CAD	37,093
GSCOI	Pay	BZDI	9.950	1/2/15	20,945	BRR	6,979
GSCOI	Pay	Six-Month JPY BBA LIBOR	0.820	4/15/23	79,000	JPY	2,849
GSCOI	Pay	Three-Month SEK STIBOR SIDE	1.565	5/3/18	19,000	SEK	(64,861)

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Oppenheimer Global Strategic Income Fund/VA

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.000	6/20/15	91,500	ZAR	41,305
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.950	6/22/16	64,600	ZAR	30,207
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.850	6/25/16	62,400	ZAR	24,294
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.638	8/3/16	155,900	ZAR	18,951
HSBC	Pay	MXN TIIE BANXICO	7.775	7/28/23	38,600	MXN	(58,385)
JPM	Pay	MXN TIIE BANXICO	7.340	5/17/33	2,700	MXN	(6,750)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.460	6/19/16	123,800	ZAR	7,976
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.920	6/20/16	98,600	ZAR	46,282
JPM	Pay	Three-Month ZAR JIBAR SAFEX	6.450	7/2/15	174,200	ZAR	(11,569)

Total of Over-the-Counter Interest Rate Swaps							$27,544

	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premium Received	Value
Over-the-Counter Credit Default Swaptions Written at September 30, 2013
Credit Default Swap maturing 6/20/18 Call	BOFA	Sell	iTraxx Europe Senior Financials Series 19 Version 1	1.000%	10/17/13	9,290	EUR	$18,378	$(27,802)
Credit Default Swap maturing 6/20/18 Call	JPM	Sell	iTraxx Europe Crossover Series 19 Version 1	5.000	11/21/13	1,310	EUR	14,435	(3,938)
Credit Default Swap maturing 6/20/18 Call	JPM	Sell	CDX.NA.HY.20	5.000	12/19/13	685	USD	10,960	(966)
Credit Default Swap maturing 6/20/18 Call	JPM	Sell	CDX.NA.HY.20	5.000	12/19/13	685	USD	10,446	(17,799)

Total Over-the-Counter Credit Default Swaptions Written								$54,219	$(50,505)

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premium Received	Value
Over-the-Counter Interest Rate Swaptions Written at September 30, 2013
Interest Rate Swap maturing 8/5/17 Call	BAC	Pay	Six-Month EUR EURIBOR	1.490	8/4/15	37,220	EUR	$340,260	$(355,475)
Interest Rate Swap maturing 6/1/33 Call	BAC	Pay	Six-Month EUR EURIBOR	3.117	5/31/23	1,345	EUR	118,392	(127,079)
Interest Rate Swap maturing 10/20/23 Call	BAC	Pay	MXN TIIE BANXICO	5.390	11/1/13	39,100	MXN	65,279	(295,942)
Interest Rate Swap maturing 6/20/21 Call	BAC	Receive	Six-Month GBP BBA LIBOR	2.118	6/21/16	5,420	GBP	143,319	(56,039)
Interest Rate Swap maturing 6/20/21 Call	BAC	Pay	Six-Month GBP BBA LIBOR	3.118	6/21/16	5,420	GBP	114,486	(232,268)
Interest Rate Swap maturing 1/25/21 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.295	1/26/16	4,765	GBP	178,161	(319,308)
Interest Rate Swap maturing 7/20/20 Call	BAC	Receive	Six-Month GBP BBA LIBOR	1.770	7/21/15	4,160	GBP	59,088	(28,298)
Interest Rate Swap maturing 7/20/20 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.770	7/21/15	4,160	GBP	83,867	(138,971)
Interest Rate Swap maturing 1/14/19 Call	BAC	Receive	Six-Month GBP BBA LIBOR	1.250	7/21/15	6,870	GBP	20,945	(3,637)
Interest Rate Swap maturing 1/14/19 Call	BAC	Pay	Six-Month GBP BBA LIBOR	2.000	7/21/15	6,870	GBP	67,842	(70,428)
Interest Rate Swap maturing 4/27/22 Call	BAC	Pay	Three-Month USD BBA LIBOR	3.100	4/26/17	20,415	USD	528,749	(999,294)
Interest Rate Swap maturing 2/12/18 Call	BAC	Receive	Three-Month USD BBA LIBOR	1.862	2/7/14	33,325	USD	74,981	(57,593)
Interest Rate Swap maturing 12/9/18 Call	BAC	Receive	Three-Month USD BBA LIBOR	1.950	12/6/13	39,720	USD	268,110	(720,825)
Interest Rate Swap maturing 1/2/24 Call	BOFA	Pay	MXN TIIE BANXICO	6.060	1/14/14	6,630	MXN	19,218	(33,797)
Interest Rate Swap maturing 10/21/23 Call	BOFA	Receive	Three-Month USD BBA LIBOR	3.070	10/18/13	17,255	USD	179,452	(437,492)
Interest Rate Swap maturing 12/18/18 Call	BOFA	Pay	Three-Month USD BBA LIBOR	2.403	12/17/13	33,000	USD	221,100	(350,609)
Interest Rate Swap maturing 2/5/44 Call	BOFA	Receive	Three-Month USD BBA LIBOR	3.760	2/4/14	5,500	USD	265,100	(205,895)

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Oppenheimer Global Strategic Income Fund/VA

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premium Received	Value
Over-the-Counter Interest Rate Swaptions Written at September 30, 2013 Continued
Interest Rate Swap maturing 8/4/21 Call	BOFA	Pay	Three-Month USD BBA LIBOR	4.860	8/3/16	5,515	USD	82,725	(80,419)
Interest Rate Swap maturing 7/27/26 Call	BOFA	Pay	Three-Month USD BBA LIBOR	3.960	7/26/16	14,750	USD	798,558	(789,153)
Interest Rate Swap maturing 10/8/23 Call	BOFA	Pay	Three-Month CAD BA CDOR	2.583	10/9/13	15,740	CAD	136,665	(616,123)
Interest Rate Swap maturing 12/27/18 Call	GSCOI	Pay	Six-Month EUR EURIBOR	2.055	12/23/13	6,810	EUR	53,548	(34,129)
Interest Rate Swap maturing 1/16/16 Call	GSCOI	Pay	Three-Month USD BBA LIBOR	2.000	3/14/14	230,200	USD	138,120	(27,789)
Interest Rate Swap maturing 1/22/24 Call	GSCOI	Pay	Three-Month USD BBA LIBOR	4.500	3/14/14	24,580	USD	245,800	(133,620)
Interest Rate Swap maturing 12/4/20 Call	GSCO-OT	Pay	Six-Month GBP BBA LIBOR	2.055	12/7/15	5,020	GBP	189,330	(369,079)
Interest Rate Swap maturing 5/13/24 Call	JPM	Pay	Six-Month AUD BBR BBSW	4.057	5/13/14	1,330	AUD	34,620	(58,794)
Interest Rate Swap maturing 10/12/23 Call	JPM	Pay	MXN TIIE BANXICO	6.750	12/24/13	6,200	MXN	13,405	(13,405)
Interest Rate Swap maturing 10/19/23 Call	JPM	Pay	MXN TIIE BANXICO	5.440	12/24/13	39,600	MXN	67,479	(287,972)
Interest Rate Swap maturing 3/7/19 Call	JPM	Pay	Three-Month USD BBA LIBOR	2.860	3/6/14	28,615	USD	228,920	(63,870)
Interest Rate Swap maturing 1/26/27 Call	UBS	Pay	Six-Month EUR EURIBOR	2.545	1/25/17	2,670	EUR	163,464	(111,592)
Interest Rate Swap maturing 12/9/18 Call	UBS	Receive	Six-Month EUR EURIBOR	1.650	12/6/13	3,935	EUR	41,554	(94,254)
Interest Rate Swap maturing 3/7/24 Call	UBS	Receive	Six-Month EUR EURIBOR	2.510	3/6/14	2,620	EUR	68,738	(126,170)
Interest Rate Swap maturing 6/12/17 Call	UBS	Pay	Six-Month EUR EURIBOR	1.320	6/11/15	9,630	EUR	90,615	(88,980)
Interest Rate Swap maturing 12/5/18 Call	UBS	Receive	Six-Month GBP BBA LIBOR	2.150	12/6/13	2,620	GBP	37,155	(75,008)
Interest Rate Swap maturing 5/23/18 Call	UBS	Pay	Six-Month GBP BBA LIBOR	1.545	12/6/13	2,675	GBP	35,371	(89,071)
Interest Rate Swap maturing 11/5/23 Call	UBS	Pay	Three-Month USD BBA LIBOR	3.408	11/4/13	4,185	USD	31,178	(1,177)

Total Over-the-Counter Interest Rate Swaptions Written								$5,205,594	$(7,493,555)

Glossary:

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Counterparty Abbreviations
BAC	Barclays Bank plc
BOFA	Bank of America
BNP	BNP Paribas
CITNA-B	Citibank NA
DEU	Deutsche Bank Securities, Inc.
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSCOI	Goldman Sachs International
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBSC	Royal Bank of Scotland plc (The)
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RSD	Serbian Dinar
RUR	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate

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Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

British Bankers’ Association London –
BBA LIBOR	Interbank Offered Rate
BANXICO	Banco de Mexico
BZDI	Brazil Interbank Deposit Rate
CDX.NA.HY.20	Markit CDX North American High Yield
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Senior Financials Series 19	Credit Default Swap Trading Index for a
Version 1	Specific Basket of Securities
Johannesburg Intgerbank Agreed Rate South
JIBAR SAFEX	African Fututres Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
CITI	Citigroup
JPM	JPMorgan Chase Bank NA
EUX	European Stock Exchanges
London Interantional Financial Futures and
LIF	Options Exchange
SFE	Sydney Futures Exchange

Notes to Consolidated Statement of Investments

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to September 30, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When–Issued or Delayed Delivery Basis Transactions
Purchased securities	$189,705,127
Sold securities	42,279,420

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

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Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2013 is as follows:

Cost	$18,587,077
Market Value	$6,344,355
Market Value as a % of Net Assets	0.26%

Investment in Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At September 30, 2013, the Fund owned 15,000 shares with a market value of $1,401,566.

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Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations in the annual and semiannual reports.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most

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CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

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Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager,

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Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$–	$82,574,847	$16,003,350	$98,578,197
Corporate Loans	–	37,171,426	5,683,275	42,854,701
Mortgage-Backed Obligations	–	609,228,315	440,245	609,668,560
U.S. Government Obligations	–	229,409,282	–	229,409,282
Foreign Government Obligations	–	596,132,225	–	596,132,225
Corporate Bonds and Notes	–	774,189,377	5,341,789	779,531,166
Preferred Stocks	–	3,140,934	–	3,140,934
Common Stocks	1,833,750	3,460,655	896,794	6,191,199

85
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Rights, Warrants and Certificates	–	–	–	–
Structured Securities	–	14,848,153	12,481,690	27,329,843
Over-the-Counter Options Purchased	–	5,365,145	–	5,365,145
Over-the-Counter Credit Default Swaptions Purchased	–	55,593	–	55,593
Over-the-Counter Interest Rate Swaptions Purchased	–	3,764,762	–	3,764,762
Investment Companies	124,012,761	68,207,434	–	192,220,195

Total Investments, at Value	125,846,511	2,427,548,148	40,847,143	2,594,241,802
Other Financial Instruments:
Swaps, at value	–	712,843	–	712,843
Variation margin receivable	42,739	–	–	42,739
Foreign currency exchange contracts	–	10,028,434	–	10,028,434

Total Assets	$125,889,250	$2,438,289,425	$40,847,143	$2,605,025,818

Liabilities Table
Other Financial Instruments:
Swaps, at value	$–	$(1,871,609)	$–	$(1,871,609)
Options written, at value	–	(1,678,033)	–	(1,678,033)
Variation margin payable	(237,147)	–	–	(237,147)
Foreign currency exchange contracts	–	(8,218,964)	–	(8,218,964)
Swaptions written, at value	–	(7,544,060)	–	(7,544,060)

Total Liabilities	$(237,147)	$(19,312,666)	$–	$(19,549,813)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

	Transfers into Level 1		Transfers into Level 2		Transfers out of Level 2		Transfers into Level 3		Transfers out of Level 3
Assets Table
Investments, at Value:
Common Stocks	$143,954	[a]	$2,527,654	bb	–		$–		$(2,671,608	) [a,b]
Corporate Bonds and Notes	–		540,000	[b]	(7,501,743)		7,501,743		(540,000	) [b]
Structured Securities	–		11,214,573	[b]	(2,441,766	) [c]	2,441,766	[c]	(11,214,573	) [b]
Total Assets	$143,954		$14,282,227		$(9,943,509)		$9,943,509		$(14,426,181)

a. Transferred from Level 3 to Level 1 due to the presence of a readily available unadjusted quoted market price.

b. Transferred from Level 3 to Level 2 due to the availability of market data for this security.

c. Transferred from Level 2 to Level 3 because of the lack of observable market data.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

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Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

88
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended September 30, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $256,416,420 and $740,361,986, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

89
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

The Fund has sold futures contracts on various currencies to decrease exposure to foreign exchange rate risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the period ended September 30, 2013, the Fund had an ending monthly average market value of $166,544,884 and $362,385,821 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the

90
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended September 30, 2013, the Fund had an ending monthly average market value of $1,532,058 and $319,603 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

91
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended September 30, 2013, the Fund had an ending monthly average market value of $416,842 and $970,170 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended September 30, 2013 was as follows:

		Call Options		Put Options

	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of
December 31, 2012	1,635,535,942	$745,170	2,145,319,399	$979,485
Options written	68,283,430,439	7,661,425	68,183,757,737	10,040,701

92
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

		Call Options		Put Options

	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options closed or expired	(49,257,921,381)	(5,660,097)	(30,422,908,575)	(5,358,911)
Options exercised	(19,849,030,000)	(2,088,103)	(38,349,155,000)	(3,877,200)

Options outstanding as of
September 30, 2013	812,015,000	$658,395	1,557,013,561	$1,784,075

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

93
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the period ended September 30, 2013, the Fund had ending monthly average notional amounts of $22,884,383 and $15,315,417 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

94
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended September 30, 2013, the Fund had ending monthly average notional amounts of $46,777,760 and $87,455,752 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

95
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended September 30, 2013, the Fund had ending monthly average notional amounts of $26,375,359 and $17,393,628 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of September 30, 2013, the Fund had no such total return swap agreements outstanding.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

96
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended September 30, 2013, the Fund had ending monthly average notional amounts of $216,086 and $230,548 on volatility swaps which pay measured volatility and volatility swaps which receive measured volatility, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of September 30, 2013, the Fund had no such volatility swaps agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to

97
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

98
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the period ended September 30, 2013, the Fund had an ending monthly average market value of $5,407,000 and $6,477,354 on purchased and written swaptions, respectively.

Written swaption activity for the period ended September 30, 2013 was as follows:

		Call Swaptions

	Notional Amount	Amount of Premiums

Swaptions outstanding as of
December 31, 2012	253,267,387	$5,033,479
Swaptions written	2,619,010,000	19,312,478
Swaptions closed or expired	(2,138,902,387)	(18,491,447)
Swaptions exercised	(43,535,000)	(594,697)

Swaptions outstanding as of September 30, 2013	689,840,000	$5,259,813

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

99
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

As of September 30, 2013 the Fund has required certain counterparties to post collateral of $4,249,321.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

100
Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

CONSOLIDATED STATEMENT OF INVESTMENTS	September 30, 2013 (Unaudited)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of September 30, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,636,208,385
Federal tax cost of other investments	(107,739,635)

Total federal tax cost	$2,528,468,750

Gross unrealized appreciation	$65,487,063
Gross unrealized depreciation	(109,891,076)

Net unrealized depreciation	$(44,404,013)

101
Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

	Shares	Value

Common Stocks—87.8%

Consumer Discretionary—10.8%

Auto Components—1.2%
American Axle & Manufacturing Holdings, Inc.[1]	1,750	$34,510

Lear Corp.	1,250	89,463

		123,973

Automobiles—1.7%
Ford Motor Co.	7,000	118,090

General Motors Co.[1]	1,375	49,459

		167,549

Hotels, Restaurants & Leisure—0.4%
Carnival Corp.	300	9,792

McDonald’s Corp.	325	31,268

		41,060

Household Durables—1.3%
MDC Holdings, Inc.	2,750	82,528

Standard Pacific Corp.[1]	6,500	51,415

		133,943

Media—1.2%
Cinemark Holdings, Inc.	675	21,424

Comcast Corp., Special, Cl. A	2,000	86,740

Time Warner Cable, Inc.	100	11,160

		119,324

Multiline Retail—3.1%
J.C. Penney Co., Inc.[1]	10,000	88,200

Kohl’s Corp.	1,750	90,563

Target Corp.	2,000	127,960

		306,723

Specialty Retail—1.9%
Best Buy Co., Inc.	1,750	65,625

Foot Locker, Inc.	3,500	118,790

		184,415

Consumer Staples—5.9%

Beverages—1.7%
Molson Coors Brewing Co., Cl. B, Non-Vtg.	990	49,629

PepsiCo, Inc.	1,550	123,225

		172,854

Food & Staples Retailing—1.4%
Walgreen Co.	2,600	139,880

Food Products—1.3%
Archer-Daniels-Midland Co.	1,500	55,260

General Mills, Inc.	800	38,336

Pinnacle Foods, Inc.	1,630	43,146

		136,742

	Shares	Value

Household Products—0.7%
Procter & Gamble Co. (The)	1,000	$75,590

Tobacco—0.8%
Philip Morris International, Inc.	900	77,931

Energy—11.0%

Energy Equipment & Services—2.3%
Baker Hughes, Inc.	525	25,777

Ensco plc, Cl. A	2,250	120,938

Halliburton Co.	1,750	84,262

		230,977

Oil, Gas & Consumable Fuels—8.7%
Apache Corp.	1,040	88,546

BP plc, Sponsored ADR	3,135	131,764

Chevron Corp.	1,750	212,625

CONSOL Energy, Inc.	450	15,142

Exxon Mobil Corp.	400	34,416

HollyFrontier Corp.	350	14,739

Kinder Morgan Management LLC[1]	1,525	114,314

Kinder Morgan, Inc.	4,000	142,280

Royal Dutch Shell plc, Cl. A, ADR	1,250	82,100

Williams Cos., Inc. (The)	1,750	63,630

		899,556

Financials—23.7%

Capital Markets—2.5%
Goldman Sachs Group, Inc. (The)	1,040	164,538

Morgan Stanley	3,450	92,978

		257,516

Commercial Banks—0.7%
CIT Group, Inc.[1]	1,400	68,278

Diversified Financial Services—9.2%
Bank of America Corp.	7,770	107,226

Citigroup, Inc.	7,750	375,952

JPMorgan Chase & Co.	7,250	374,753

KKR Financial Holdings LLC	7,000	72,310

		930,241

Insurance—6.5%
ACE Ltd.	1,250	116,950

American International Group, Inc.	2,890	140,541

Assured Guaranty Ltd.	6,425	120,469

Everest Re Group Ltd.	375	54,529

MetLife, Inc.	3,500	164,325

    1    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Insurance (Continued)
XL Group plc	2,000	$61,640

		658,454

Real Estate Investment Trusts (REITs)—4.8%
American Homes 4 Rent, Cl. A1	1,500	24,225

Apollo Commercial Real Estate Finance, Inc.	3,750	57,262

Ashford Hospitality Trust, Inc.	3,000	37,020

Colony Financial, Inc.	4,250	84,915

CYS Investments, Inc.	6,125	49,796

Digital Realty Trust, Inc.	1,075	57,083

Rayonier, Inc.	900	50,085

Starwood Property Trust, Inc.	4,125	98,876

Two Harbors Investment Corp.	1,750	16,993

Weyerhaeuser Co.	250	7,157

		483,412

Health Care—7.4%

Health Care Equipment & Supplies—0.6%
Baxter International, Inc.	525	34,487

Medtronic, Inc.	500	26,625

		61,112

Health Care Providers & Services—2.1%
Cardinal Health, Inc.	1,460	76,139

UnitedHealth Group, Inc.	1,800	128,898

		205,037

Pharmaceuticals—4.7%
GlaxoSmithKline plc, Sponsored ADR	475	23,831

Johnson & Johnson	680	58,949

Merck & Co., Inc.	2,000	95,220

Novartis AG, ADR	150	11,507

Pfizer, Inc.	5,500	157,905

Roche Holding AG, Sponsored ADR	40	2,701

Teva Pharmaceutical Industries Ltd., Sponsored ADR	3,350	126,563

		476,676

Industrials—7.4%

Aerospace & Defense—0.7%
General Dynamics Corp.	500	43,760

Textron, Inc.	1,000	27,610

		71,370

	Shares	Value

Airlines—1.1%
United Continental Holdings, Inc.[1]	3,500	$107,485

Commercial Services & Supplies—1.2%
ADT Corp. (The)	1,250	50,825

Pitney Bowes, Inc.	1,350	24,557

RR Donnelley & Sons Co.	3,000	47,400

		122,782

Electrical Equipment—0.4%
General Cable Corp.	1,250	39,687

Industrial Conglomerates—2.7%
General Electric Co.[2]	11,350	271,151

Machinery—0.5%
Navistar International Corp.[1]	1,250	45,600

Marine—0.4%
Costamare, Inc.	1,500	26,445

Diana Containerships, Inc.	3,000	11,370

		37,815

Road & Rail—0.4%
CSX Corp.	1,750	45,045

Information Technology—7.8%

Communications Equipment—1.7%
Cisco Systems, Inc.	3,650	85,483

QUALCOMM, Inc.	1,375	92,620

		178,103

Computers & Peripherals—3.8%
Apple, Inc.	775	369,481

EMC Corp.	225	5,751

		375,232

Semiconductors & Semiconductor Equipment—0.6%
Intel Corp.	2,660	60,967

Software—1.7%
Microsoft Corp.	5,000	166,550

Materials—5.2%

Chemicals—1.8%
Celanese Corp., Series A	1,000	52,790

LyondellBasell Industries NV, Cl. A	950	69,568

Mosaic Co. (The)	1,500	64,530

		186,888

Metals & Mining—1.4%
Allegheny Technologies, Inc.	2,250	68,670

Freeport-McMoRan Copper & Gold, Inc.	2,000	66,160

		134,830

Paper & Forest Products—2.0%
Domtar Corp.	1,150	91,333

    2    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Paper & Forest Products (Continued)
International Paper Co.	2,500	$112,000

		203,333

Telecommunication Services—5.5%

Diversified Telecommunication Services—5.5%
AT&T, Inc.	3,750	126,825

CenturyLink, Inc.	5,525	173,374

Consolidated Communications Holdings, Inc.	4,250	73,270

Frontier Communications Corp.[2]	30,000	125,100

Windstream Holdings, Inc.	7,500	60,000

		558,569

Utilities—3.1%

Electric Utilities—2.8%
American Electric Power Co., Inc.	1,325	57,439

Edison International	1,575	72,544

Exelon Corp.	1,550	45,942

FirstEnergy Corp.	1,275	46,474

PPL Corp.	1,500	45,570

		267,969

Energy Traders—0.3%
NRG Energy, Inc.	1,000	27,330

Total Common Stocks (Cost $8,311,802)		8,851,949

	Principal Amount

Convertible Corporate Bonds and Notes—6.2%
Colony Financial, Inc. 5% Cv. Sr. Unsec. Unsub. Nts., 4/15/23	$50,000	51,906

General Cable Corp., 4.50% Cv. Sub. Nts., 11/15/29	35,000	39,659

Liberty Interactive LLC, 0.75% Cv. Sr. Unsec. Unsub. Nts., 3/30/43[3]	35,000	39,681

MGIC Investment Corp., 9% Cv. Jr. Sub. Nts., 4/1/63[3]	125,000	138,047

Micron Technology, Inc., 2.125% Cv. Sr. Unsec. Nts., Series F, 2/15/33[2,3]	50,000	85,875

Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	55,000	55,997

	Principal Amount	Value

Convertible Corporate Bonds and Notes (Continued)
Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	$25,000	$20,187

Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19[2]	50,000	73,188

Starwood Property Trust, Inc., 4% Cv. Sr. Unsec. Nts., 1/15/19	40,000	41,600

United Airlines, Inc., 4.50% Cv. Sr. Unsec. Nts., 1/15/15	45,000	76,697

Total Convertible Corporate Bonds and Notes (Cost $592,953)		622,837

Non-Convertible Corporate Bonds and Notes—0.7%
MBIA Insurance Co., 11.528% Sub. Nts., 1/15/33[3]	70,000	47,600

NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21	38,000	27,170

Total Non-Convertible Corporate Bonds and Notes (Cost $81,059)		74,770

	Shares

Preferred Stocks—2.4%
Beazer Homes USA, Inc., 7.50% Cv.	1,500	43,920

Continental Airlines Finance Trust II, 6% Cv., Non-Vtg.	1,461	65,060

General Motors Co., 4.75% Cv., Series B, Non-Vtg.	2,500	125,375

iStar Financial, Inc., 4.50% Cv., Non-Vtg.	225	12,517

Total Preferred Stocks (Cost $239,382)		246,872

Investment Company—3.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[4,5] (Cost $388,976)	388,976	$388,976

Total Investments,at Value (Cost $9,614,172)	101.0%	10,185,404

Liabilities in Excess of Other Assets	(1.0)	(99,111)

Net Assets	100.0%	$10,086,293

    3    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS September 30, 2013 / Unaudited

Footnotes to Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledges to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $83,102. See accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $311,203 or 3.09% of the Fund’s net assets as of September 30, 2013.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares September 30, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	60,104	4,248,356	3,919,484	388,976

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$388,976	$211

5. Rate shown is the 7-day yield as of September 30, 2013.

Exchange-Traded Options Written at September 30, 2013

Description	Exchange	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value

Cisco Systems, Inc. Put	NYS	USD	24.000	10/19/13	USD	(5)	$205	$(465)

D.R. Horton, Inc. Put	NYS	USD	19.000	10/19/13	USD	(25)	2,249	(1,125)

Domtar Corp. Put	PHS	USD	75.000	10/19/13	USD	(5)	810	(475)

Foot Locker, Inc. Put	NYS	USD	34.000	10/19/13	USD	(5)	680	(445)

Foot Locker, Inc. Put	NYS	USD	32.000	10/19/13	USD	(5)	392	(100)

Radian Group, Inc. Put	NYS	USD	13.000	11/16/13	USD	(5)	270	(275)

Regions Financial Corp. Put	NYS	USD	9.000	10/19/13	USD	(5)	80	(50)

Target Corp. Put	NYS	USD	65.000	10/19/13	USD	(5)	895	(885)

Total of Exchange-Traded Options Written							$5,581	$(3,820)

    4    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments (Continued)

Glossary:
Exchange Abbreviations:
NYS	New York Stock Exchange
PHS	NASDAQ OMX PHLX

    5    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has changed its name to Oppenheimer Equity Income Fund/VA from Oppenheimer Value Fund/VA.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

        The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

        The following methodologies are used to determine the market value or the fair value of the types of securities described below:

        Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

        Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

        Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

        Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

        A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

        To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

        1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

        2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

        3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The table below categorizes amounts as of September 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,076,987	$—	$—	$1,076,987
Consumer Staples	602,997	—	—	602,997
Energy	1,130,533	—	—	1,130,533
Financials	2,397,900	—	—	2,397,900
Health Care	742,825	—	—	742,825
Industrials	740,935	—	—	740,935
Information Technology	780,852	—	—	780,852
Materials	525,051	—	—	525,051
Telecommunication Services	558,569	—	—	558,569
Utilities	295,300	—	—	295,300
Convertible Corporate Bonds and Notes	—	622,837	—	622,837
Non-Convertible Corporate Bonds and Notes	—	74,770	—	74,770
Preferred Stocks	43,920	202,952	—	246,872
Investment Company	388,976	—	—	388,976

Total Assets	$9,284,845	$900,559	$—	$10,185,404

Liabilities Table
Other Financial Instruments:
Options written, at value	$(3,820)	$—	$—	$(3,820)

Total Liabilities	$(3,820)	$—	$—	$(3,820)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

        Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

10    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

        Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

        The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

        Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

        Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

        The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

        The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

        The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

11    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

        During the period ended September 30, 2013, the Fund had an ending monthly average market value of $535 and $646 on written call options and written put options, respectively.

        Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended September 30, 2013 was as follows:

	Call Options		Put Options

	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2012	—	$ —	—	$ —
Options written	34	2,744	82	7,129
Options closed or expired	(30)	(2,468)	(17)	(1,061)
Options exercised	(4)	(276)	(5)	(487)

Options outstanding as of September 30, 2013	—	$ —	60	$ 5,581

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

        For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

        The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

        With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

        There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time.

12    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

        Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

        For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$9,687,691
Federal tax cost of other investments	(5,581)

Total federal tax cost	$9,682,110

Gross unrealized appreciation	$712,429
Gross unrealized depreciation	(212,955)

Net unrealized appreciation	$499,474

13    OPPENHEIMER EQUITY INCOME FUND/VA

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013